UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: September 30, 2009

Date of reporting period: September 30, 2009

Item 1.	Reports to Stockholders.

SEI Institutional International Trust

Annual Report as of September 30, 2009

International Equity Fund

Emerging Markets Equity Fund

International Fixed Income Fund

Emerging Markets Debt Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2009

International Equity Fund

I. Objective and Strategy

The International Equity Fund (“the Fund”) seeks to provide long-term capital appreciation by investing in equity securities of foreign companies.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. The Fund utilized the following sub-advisors as of September 30, 2009: Acadian Asset Management, Inc., AXA Rosenberg Investment Management LLC, Declaration Management & Research LLC, INTECH Investment Management, LLC, McKinley Capital Management, Inc., Principal Global Investors, LLC, Quantitative Management Associates LLC and Wellington Management Company, LLC. For the year ended September 30, 2009, Acadian Asset Management, Inc., Declaration Management & Research LLC, INTECH Investment Management, LLC and Wellington Management Company, LLP were added to the Fund; AllianceBernstein L.P., Record Currency Management Limited and Smith Breeden Associates, Inc. were terminated.

III. Market Commentary

The global economic crisis continued to work its way through major economies such as the U.S., UK, Europe and Japan in the latter half of 2008 and the beginning of 2009. Equity markets were characterized by steep declines, sharp reversals and increased volatility. This was especially apparent in the Financials, Energy and Materials sectors. In early March 2009, global markets began a powerful rally. Strong fiscal and monetary stimulus plans from governments around the world seemed to positively impact the fight against recession. In general, equity markets delivered sizable gains by the end of September; however, continued high unemployment, further potential bank losses and mixed economic results have remained risks to a rapid recovery.

Asia Pacific ex-Japan was the strongest performing region during the year, as it benefited from global credit markets, increasing commodity prices and stronger economic conditions relative to its peers. Japan and Europe lagged with mixed economic data for the fiscal year. The fourth quarter of 2008 and early 2009 were characterized by extreme risk aversion and a preference for more defensive sectors. In contrast, cyclical sectors such as Financials and Materials led the market rally in the second and third quarters of 2009.

IV. Return vs. Benchmark

For the year ended September 30, 2009, the Fund underperformed the MSCI EAFE Index (the “Index”), returning (8.73%) versus the Index return of 3.23%.

V. Fund Attribution

Fund performance was primarily driven by stock selection. Holdings in the Financials sector detracted from performance, as the sector experienced dramatic reversals during the year. The Financials sector went from concerns over survival and unprecedented government intervention to a soaring rally by the end of the third quarter 2009. These extreme inflection points in the Financials sector made stock selection difficult. Commodities also experienced significant changes in momentum, which resulted in mixed performance for the Fund’s positions in the Materials sector. Stock selection in Telecommunications and Consumer Staples positively contributed to performance. Regionally, the Fund’s overweight allocation to emerging markets benefitted performance, as emerging markets outpaced developed regions during the time period. Stock selection in Japan and Europe detracted from performance, especially in cyclical sectors such as Financials, Materials and Industrials.

International Equity Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	(8.73)%	(10.75)%	1.25%	(0.76)%	2.89%
Class I	(8.80)%	(10.93)%	1.00%	(0.97)%	2.65%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A and Class I, versus the Morgan Stanley MSCI EAFE Index

[1]

For the period ended September 30, 2009. Past performance is no indication of future performance. Class I Shares were offered beginning on January 4, 2002. Class A Shares were offered beginning December 20, 1989. Class I Shares performance for the period prior to January 4, 2002 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2009	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2009

Emerging Markets Equity Fund

I. Objective and Strategy

The Emerging Markets Equity Fund (the “Fund”) seeks to provide capital appreciation by investing in emerging-market companies.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. The Fund utilized the following sub-advisors as of September 30, 2009: AllianceBernstein L.P., Artisan Partners Limited Partnership, AXA Rosenberg Investment Management LLC, PanAgora Asset Management, Inc., Rexiter Capital Management Limited and The Boston Company Asset Management LLC. No manager changes were made during the fiscal year ended September 30, 2009.

III. Market Commentary

Towards the end of 2008, emerging-markets equities witnessed some of the steepest quarterly declines on record. Significant downward pressure on commodities, a slowdown in global demand and investor risk aversion contributed to the negative market performance. However, starting in the first quarter of 2009, emerging markets decoupled from their developed counterparts and soared in the second quarter. Investor exuberance was driven by anticipation that emerging markets would benefit from global stimulus packages, domestic demand and increasing prices in commodity markets. Emerging Asia, especially China, had strong performance, which was generated in part by significant government stimulus. Eastern Europe lagged emerging peers as it struggled to weather the economic crisis.

IV. Return vs. Benchmark

For the year ended September 30, 2009, the Fund underperformed the MSCI Emerging Markets Index (Gross) (the “Index”), returning 16.40% versus the Index return of 19.44%.

V. Fund Attribution

For the fiscal year, the Fund had negative relative performance from stock selection. Stock selection in Consumer Discretionary, especially automobiles and components, was strong. In contrast, the Fund’s underweight allocation to the Financials and Materials sectors ultimately detracted from performance for the fiscal year.

Stock selection in Russia and an allocation to Brazil, which are markets heavily influenced by commodities, posted positive returns for the Fund. However, holdings in Asia and the Pacific Rim detracted the most from Fund performance. In particular, stock selection in India was impaired by negative performance in Information Technology services.

Emerging Markets Equity Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	16.40%	4.79%	14.16%	9.02%	5.48%

Comparison of Change in the Value of a $100,000 Investment in the

Emerging Markets Equity Fund, versus the MSCI Emerging Markets Index (Gross)

[1]

For the period ended September 30, 2009. Past performance is no indication of future performance. Class A Shares were offered beginning January 17, 1995. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

2	SEI Institutional International Trust / Annual Report / September 30, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2009

International Fixed Income Fund

I. Objective and Strategy

The International Fixed Income Fund (“the Fund”) seeks to provide capital appreciation and current income by investing in investment-grade fixed-income securities of foreign government and corporate issuers.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. The Fund utilized the following sub-advisers as of September 30, 2009: AllianceBernstein L.P., BlackRock Financial Management, Inc., Fidelity International Investment Advisors (UK) Limited, UBS Global Asset Management (Americas) Inc. and Wellington Management Company, LLP. For the year ended September 30, 2009, Wellington Management Company, LLP was added to the Fund; BlackRock Financial Management Inc. and Record Currency Management Limited were terminated.

III. Market Commentary

The fiscal year began with a worldwide economic contraction led by developed markets. Global manufacturing sank to a record low, and orders and inventory also fell rapidly. Spreads widened dramatically as a result of a massive flight to-quality, and liquidity seized up. Central banks around the globe began to coordinate efforts to fight this massive downturn, cutting interest rates and enacting government stimulus plans to provide liquidity to the market. Responses to the crisis were not in vain; during the second half of the fiscal year, the economies of several different countries began a recovery process and global consumption increased. This turnaround sparked a massive rally in early March 2009, as investors increased their risk appetites and funded new investments with cash that had previously been on the sidelines. The third quarter brought about a more tempered view of the situation, as concerns remained regarding global de-leveraging, the health of the financial system and the unwinding of government stimulus. Global labor markets remain under pressure, and global manufacturing activity has recently stalled. Although the period ended with conditions being markedly better than they were last year, we believe it will take some time before normalcy completely returns to the market.

IV. Return vs. Benchmark

For the year ended September 30, 2009, the Fund slightly underperformed the Barclays Global Aggregate ex-US Index, Hedged, returning 8.85% versus the index return of 8.86%.

V. Fund Attribution

As spreads widened in the fourth quarter of 2008, the Fund’s overweight to Financials detracted from performance. Overweights to commercial mortgage-backed securities (“CMBS”) and mortgage-backed securities (“MBS”) also performed poorly during this period. However, during the early part of 2009, spreads began to tighten, and performance for CMBS and other loans improved. During the second and third quarters of 2009, the Fund benefited from its exposure to Financials, MBS and CMBS, as all of these securities staged massive rallies. Currency management was slightly positive over the fiscal year. An overweight to inflation-linked bonds was also slightly positive for this time period.

International Fixed Income Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	8.85%	2.65%	1.85%	3.40%	4.59%

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, versus the Barclays Global Aggregate ex-U.S. Index, Hedged

[1]

For the period ended September 30, 2009. Past performance is no indication of future performance. Class A Shares were offered beginning September 1, 1993. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2009	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2009

Emerging Markets Debt Fund

I. Objective and Strategy

The Emerging Markets Debt Fund (the “Fund”) invests in U.S.-dollar-denominated debt securities of government, government-rated and corporate issuers of emerging-market countries, as well as entities organized to restructure the outstanding debt of such issuers, with the goal of maximizing total return.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. The Fund utilized the following sub-advisers as of September 30, 2009: Ashmore Investment Management Limited, ING Investment Management Advisors, B.V. and Stone Harbor Investment Partners LP. There were no manager changes made during the fiscal year.

III. Market Commentary

There was upward momentum in emerging-markets debt as an asset class over the fiscal year, as investor risk appetite drove returns higher. With spreads reaching 900 basis points during the peak of the financial crisis, investors fled from lower-quality assets such as emerging-markets debt and moved to higher-quality assets. However, as risk in emerging markets appeared to be overpriced and spread valuations widened to a six-year high, asset prices began to climb and investor sentiment slowly improved. Additionally, market support came from the International Monetary Fund (“IMF”), which became active in lending financial support to nations in financial distress and providing much-needed liquidity to the market. Decreased financing costs resulted in a surge of new issuance from higher-quality sovereigns and corporates, followed by mid-to lower-quality countries and credits. Probably the most significant impact on emerging markets was when world leaders at the G-20 summit pledged over $1.1 trillion of additional resources to the IMF to help support the global economy. As countries slowly climbed out of recession, investor risk appetite continued to increase and inflows into emerging-market assets began to rise, providing further support.

The global economic downturn’s negative impact on emerging markets was immediate, as issuance came to a halt at the beginning of the fiscal year. Ecuador voluntarily defaulted on its interest payments in the fourth quarter of 2008, sending additional shockwaves through the asset class. Emerging-markets debt also experienced significant investor outflows during the first half of the period, and it wasn’t until the global rally began in March that sentiment slowly began to return and technicals turned positive due to increased issuance. After delivering several downgrades to emerging nations, credit-rating agencies reversed the trend in the third quarter of 2009 and issued five upgrades and only one downgrade due to the stability of emerging economies and their ability to avoid the significant deterioration experienced in the developed world. Continued IMF support, rising commodity prices, supportive levels of reserves and a plethora of front-loaded rate cuts helped emerging economies return to equilibrium, bringing the value of the asset class to levels witnessed prior to the collapse of Lehman Brothers. Even the corporate bond sector of emerging markets, which was expected to struggle given its significant amount of leverage, was able to outperform external debt, which is owed to creditors outside the country, for the period. Gross-domestic-product growth for emerging markets during the fiscal year beat that of the developed world, and we believe emerging markets will lead the global recovery into 2010.

IV. Return vs. Benchmark

For the year ended September 30, 2009, the Fund underperformed the J.P. Morgan EMBI Global Diversified Index (the “Index”) returning 18.62% versus the Index return of 18.69%.

V. Fund Attribution

During the period, the Fund added to relative performance in Brazil through an overweight as well as security selection to local-currency-denominated assets. The real was one of the stronger performing currencies in emerging markets versus the dollar, and Brazil continues to benefit from strong fundamentals, an improving banking system and rising domestic demand. Security selection in Venezuela benefited performance as bonds were supported by higher oil prices and expectations from market participants that President Chavez would hold true to his plans to reform the broader economy. Ecuador’s choice to default on its issuance caused bonds to plummet, and our underweight position added to performance.

4	SEI Institutional International Trust / Annual Report / September 30, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2009

Emerging Markets Debt Fund (Concluded)

The Fund’s overweight to off-benchmark corporate debt hurt performance. Prices dropped on concerns that the corporate sector would struggle to meet refinancing needs and that depreciating currencies would make it more costly to service outstanding debt. Security selection in Russia, especially the banking sector, detracted from performance as the country experienced investor outflows and witnessed a 40% reduction in its international reserves to help prop up a depreciating ruble. Security selection in Mexico subtracted from relative performance as the country experienced significant fiscal deterioration due to its high correlation with the U.S. economy, which struggled for the better part of the period. A shift in the political landscape has created uncertainty over the country’s fiscal position, and a decrease in oil production at PEMEX, the country’s state-run oil company, negatively impacted government revenues.

Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	18.62%	7.16%	9.80%	14.03%	10.52%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, versus the J.P. Morgan EMBI Global Diversified Index

[1]

For the period ended September 30, 2009. Past performance is no indication of future performance. Class A Shares were offered beginning June 26, 1997. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2009	5

SUMMARY SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2009

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 88.8%

Argentina — 0.0%
Other Securities	0.0%		$575

Australia — 4.9%
BHP Billiton	0.7	430,742	14,343
Other Securities	4.2		85,818

			100,161

Austria — 0.2%
Other Securities	0.2		4,824

Belgium — 1.2%
Other Securities	1.2		24,496

Brazil — 0.5%
Other Securities	0.5		10,941

Canada — 1.6%
Other Securities	1.6		31,992

Chile — 0.1%
Banco Santander Chile ADR	0.1	23,200	1,335
Other Securities	0.0		291

			1,626

China — 0.8%
Other Securities	0.8		15,786

Cyprus — 0.0%
Other Securities	0.0		229

Denmark — 0.8%
Other Securities	0.8		16,423

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Finland — 0.7%
Other Securities	0.7%		$15,273

France — 6.8%
BNP Paribas (A)	0.7	180,227	14,384
Sanofi-Aventis	1.2	336,731	24,684
Societe Generale	0.6	156,768	12,603
Total (A)	0.7	224,102	13,301
Other Securities	3.6		75,381

			140,353

Germany — 6.6%
Allianz	0.6	95,443	11,910
Bayer	0.5	158,633	10,979
Deutsche Bank	0.5	123,995	9,505
E.ON	0.4	215,684	9,137
Siemens	0.8	179,896	16,640
Other Securities	3.8		78,597

			136,768

Greece — 0.7%
Other Securities	0.7		14,748

Hong Kong — 3.2%
Hang Seng Bank	0.1	92,400	1,332
Sun Hung Kai Properties	0.6	857,000	12,628
Other Securities	2.5		51,897

			65,857

India — 0.7%
Other Securities	0.7		13,713

Indonesia — 0.1%
Other Securities	0.1		2,405

Ireland — 0.3%
Other Securities	0.3		6,191

Israel — 0.3%
Other Securities	0.3		7,107

Italy — 2.6%
Enel	0.5	1,586,211	10,057
Other Securities	2.1		44,129

			54,186

Japan — 18.6%
Astellas Pharma	0.4	197,500	8,140
Canon	0.7	350,800	14,222
East Japan Railway	0.4	120,500	8,694
Honda Motor	0.8	541,900	16,735
Mitsubishi	0.6	622,300	12,622

6	SEI Institutional International Trust / Annual Report / September 30, 2009

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Nippon Telegraph & Telephone	0.5%	221,800	$10,305
Nissan Motor	0.4	1,213,900	8,230
Sumitomo Mitsui Financial Group (A)	0.4	236,800	8,278
Toyota Motor	0.4	224,100	8,935
Other Securities	14.0		287,867

			384,028

Jersey — 0.0%
Other Securities	0.0		799

Malta — 0.0%
Other Securities	0.0		—

Mauritius — 0.1%
Other Securities	0.1		975

Mexico — 0.0%
Other Securities	0.0		271

Netherlands — 4.5%
Royal Dutch Shell, Cl A	1.0	756,178	21,597
Royal Dutch Shell, Cl B	0.5	386,633	10,735
Unilever	0.5	381,815	10,992
Other Securities	2.5		48,707

			92,031

New Zealand — 0.1%
Other Securities	0.1		2,669

Norway — 0.7%
Other Securities	0.7		14,681

Papua New Guinea — 0.0%
Other Securities	0.0		552

Portugal — 0.5%
Other Securities	0.5		9,471

Russia — 0.4%
Other Securities	0.4		8,719

Singapore — 1.4%
Wilmar International (A)	0.4	1,844,000	8,271
Other Securities	1.0		20,183

			28,454

South Africa — 0.2%
Other Securities	0.2		3,054

South Korea — 0.2%
Other Securities	0.2		4,150

Spain — 3.8%
Banco Bilbao Vizcaya Argentaria (A)	0.5	566,652	10,047

Description	Percentage of Net Assets (%)	Shares/ Face Amount (Thousands) (1)	Market Value ($ Thousands)

Banco Santander Central Hispano	0.9%	1,188,325	$19,107
Telefonica (A)	1.3	955,149	26,324
Other Securities	1.1		22,413

			77,891

Sweden — 1.6%
Other Securities	1.6		33,172

Switzerland — 7.6%
Credit Suisse Group	0.9	318,180	17,632
Nestle	1.3	640,927	27,276
Novartis	1.1	438,826	21,928
Roche Holding	0.8	98,060	15,829
UBS	0.4	458,387	8,380
Xstrata	0.5	620,018	9,148
Zurich Financial Services	0.7	56,710	13,472
Other Securities	1.9		42,814

			156,479

Taiwan — 0.8%
Other Securities	0.8		15,621

Turkey — 0.1%
Other Securities	0.1		2,477

United Kingdom — 15.6%
AstraZeneca	0.9	394,014	17,670
Barclays	0.6	1,988,437	11,767
BG Group	0.4	484,545	8,424
BHP Billiton	0.6	451,274	12,327
BP	1.4	3,285,633	29,060
British American Tobacco	0.7	435,903	13,685
GlaxoSmithKline	0.6	668,037	13,136
HSBC Holdings	1.1	2,006,864	22,981
Rio Tinto	0.5	218,036	9,306
Standard Chartered	0.8	672,608	16,588
Vodafone Group	0.9	7,916,006	17,750
Other Securities	7.1		148,392

			321,086

United States — 0.5%
Other Securities	0.5		10,043

Total Common Stock (Cost $1,594,568) ($ Thousands)			1,830,277

MORTGAGE-BACKED SECURITIES — 3.7%

Agency Mortgage-Backed Obligations — 1.8%
FNMA
6.000%, 07/01/37	0.0	869	919
FNMA 15 Year TBA
6.000%, 10/20/21	0.2	4,000	4,260

SEI Institutional International Trust / Annual Report / September 30, 2009	7

SUMMARY SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

September 30, 2009

Description	Percentage of Net Assets (%)	Face Amount (Thousands) (1)/ Shares	Market Value ($ Thousands)

FNMA 30 Year TBA
6.500%, 10/01/37	0.6%	10,650	$11,382
6.000%, 10/01/37	0.6	12,100	12,765
FNMA ARM
5.128%, 10/01/35 (D)	0.1	1,319	1,376
4.504%, 05/01/35 (D)	0.1	1,027	1,067
FNMA CMO STRIPS, Ser 369, Cl 1, IO
5.000%, 03/01/36	0.0	1,283	168
Other Securities	0.2		4,734

			36,671

Non-Agency Mortgage-Backed Obligations — 1.9%
Other Securities	1.9		39,393

Total Mortgage-Backed Securities (Cost $83,292) ($ Thousands)			76,064

ASSET-BACKED SECURITIES — 1.4%

Automotive — 0.3%
Other Securities	0.3		5,090

Credit Card — 0.7%
Other Securities	0.7		15,228

Mortgage-Related — 0.4%
Other Securities	0.4		8,418

Total Asset-Backed Securities (Cost $33,210) ($ Thousands)			28,736

PREFERRED STOCK — 0.5%

Brazil — 0.4%
Other Securities	0.4		7,787

France — 0.0%
Other Securities	0.0		497

Germany — 0.1%
Other Securities	0.1		2,603

Total Preferred Stock (Cost $9,528) ($ Thousands)			10,887

CORPORATE OBLIGATION — 0.1%

United States — 0.1%
Other Securities	0.1		914

Total Corporate Obligation (Cost $1,740) ($ Thousands)			914

Description	Percentage of Net Assets (%)	Shares/ Face Amount (Thousands) (1)	Market Value ($ Thousands)

WARRANTS — 0.0%

Italy — 0.0%
Other Securities	0.0%		$7

Singapore — 0.0%
Other Securities	0.0		30

Total Warrants (Cost $0) ($ Thousands)			37

RIGHTS — 0.0%

Australia — 0.0%
Other Securities	0.0		33

Belgium — 0.0%
Other Securities	0.0		—

France — 0.0%
Other Securities	0.0		396

Hong Kong — 0.0%
Other Securities	0.0		77

Sweden — 0.0%
Other Securities	0.0		97

Total Rights (Cost $96) ($ Thousands)			603

CASH EQUIVALENT — 3.9%

United States — 3.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.110%†*	3.9	80,443,128	80,443

Total Cash Equivalent (Cost $80,443) ($ Thousands)

U.S. TREASURY OBLIGATIONS — 0.7%
U.S. Treasury Bills
0.233%, 12/03/09 (B) (C)	0.6	12,364	12,362
Other Obligations	0.1		2,350

Total U.S. Treasury Obligations (Cost $14,708) ($ Thousands)			14,712

AFFILIATED PARTNERSHIP — 7.9%

United States — 7.9%
SEI Liquidity Fund, L.P., 0.400%†* (D)	7.9	165,342,282	163,007

Total Affiliated Partnership (Cost $165,342) ($ Thousands)			163,007

8	SEI Institutional International Trust / Annual Report / September 30, 2009

Description	Percentage of Net Assets (%)	Face Amount (Thousands) (1)		Market Value ($ Thousands)

TIME DEPOSITS — 2.0%

United States — 2.0%
Brown Brothers Harriman
5.950%, 10/01/09	0.0%	ZAR	3	$—
2.174%, 10/01/09	0.0	AUD	531	469
1.500%, 10/01/09	0.0	NZD	100	72
0.382%, 10/01/09	0.0	NOK	185	32
0.125%, 10/01/09	0.0	EUR	85	124
0.100%, 10/01/09	0.0	DKK	3,539	695
0.088%, 10/01/09	0.0	GBP	321	513
0.060%, 10/01/09	0.0	CAD	3	2
0.030%, 10/01/09	1.9		38,281	38,281
0.020%, 10/01/09	0.0	CHF	454	438
0.010%, 10/01/09	0.0	HKD	693	89
0.010%, 10/01/09	0.1	JPY	71,757	801
0.010%, 10/01/09	0.0	SEK	1,438	206
0.005%, 10/01/09	0.0	SGD	53	38

Total Time Deposits (Cost $41,760) ($ Thousands)				41,760

Total Investments — 109.0% (Cost $2,024,687) ($ Thousands)				$2,247,440

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2009, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/1/09-10/21/09	JPY	3,376,515	USD	36,750	$(971)
10/1/09-10/21/09	USD	37,114	JPY	3,376,515	607
10/2/09-10/21/09	AUD	53,713	USD	46,813	(506)
10/2/09-10/21/09	CAD	25,266	USD	23,760	214
10/5/09-10/21/09	HKD	313,704	USD	40,483	—
10/5/09-10/21/09	USD	76,835	GBP	46,440	(2,575)
10/6/09-10/21/09	USD	46,832	AUD	53,682	460
10/21/09	AUD	2,537	CHF	2,100	(210)
10/21/09	CHF	2,100	AUD	2,568	238
10/21/09	CHF	4,400	GBP	2,560	(148)
10/21/09	CHF	9,218	USD	8,708	(179)
10/21/09	GBP	2,569	CHF	4,400	134
10/21/09	MXP	3,461	USD	261	6
10/21/09	NOK	9,412	USD	1,610	(12)
10/21/09	SEK	92,083	USD	13,486	313
10/21/09	SGD	2,711	USD	1,918	(6)
10/21/09	USD	23,614	CAD	25,266	(68)
10/21/09	USD	8,787	CHF	9,218	99
10/21/09	USD	76,695	EUR	52,051	(619)
10/21/09	USD	40,484	HKD	313,704	(1)
10/21/09	USD	260	MXP	3,461	(4)
10/21/09	USD	391	NZD	542	1
10/21/09	USD	13,435	SEK	92,083	(261)
10/21/09	USD	1,920	SGD	2,711	4
10/21/09	USD	1,592	ZAR	11,915	(24)
10/21/09	ZAR	11,915	USD	1,616	48
10/21/09-11/20/09	EUR	52,083	USD	77,049	928
10/21/09-11/20/09	GBP	2,448	JPY	378,000	310
10/21/09-11/20/09	GBP	1,204	SGD	2,800	62
10/21/09-11/20/09	GBP	46,576	USD	76,063	1,585
10/21/09-11/20/09	JPY	378,000	GBP	2,570	(115)
10/21/09-11/20/09	JPY	189,000	NZD	3,263	243
10/21/09-11/20/09	NZD	3,147	JPY	189,000	(159)
10/21/09-11/20/09	NZD	659	USD	460	(16)

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/21/09-11/20/09	SGD	2,800	GBP	1,227	$(26)
10/21/09-11/20/09	USD	1,629	NOK	9,526	12
11/20/09	CHF	2,100	EUR	1,391	7
11/20/09	CHF	1,000	NOK	5,854	43
11/20/09	EUR	1,393	CHF	2,100	(10)
11/20/09	EUR	1,397	JPY	188,000	59
11/20/09	JPY	188,000	EUR	1,431	(10)
11/20/09	NOK	5,968	CHF	1,000	(63)

					$(610)

A summary of the open futures contracts held by the Fund at September 30, 2009, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	932	Dec-2009	$494
FTSE 100 Index	278	Dec-2009	520
Hang Seng Index	16	Oct-2009	7
MSCI EAFE Index E-MINI	88	Dec-2009	133
Nikkei 225 Index	20	Dec-2009	(24)
SPI 200 Index	66	Dec-2009	220
Topix Index	244	Dec-2009	(1,094)
U.S. 10-Year Treasury Note	(14)	Dec-2009	(20)
U.S. 5-Year Treasury Note	(14)	Dec-2009	(13)

			$223

For the year ended September 30, 2009, The total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

SEI Institutional International Trust / Annual Report / September 30, 2009	9

SUMMARY SCHEDULE OF INVESTMENTS

International Equity Fund (Concluded)

September 30, 2009

A summary of outstanding swap agreements held by the Fund at September 30, 2009, is as follows:

Total Return Swap
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
Morgan Stanley	MSCI Daily TR Net EAFE USD Market Index	3-Month LIBOR	Price Return	01/13/10	95,310	$(1,341)

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation ($ Thousands)
Bank of America	Radian Group Inc., 7.750%, 06/01/11	BUY	(0.39)	12/20/13	2,500	$920
JPMorgan Chase Bank	Radian Group Inc., 7.750%, 06/01/11	BUY	(0.39)	12/20/13	2,500	921

						$1,841

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,830,277	$—	$—	$1,830,277
Mortgage-Backed Securities	—	76,064	—	76,064
Asset-Backed Securities	—	28,736	—	28,736
Preferred Stock	10,887	—	—	10,887
Corporate Obligation	—	914	—	914
Warrants	37	—	—	37
Rights	—	603	—	603
Cash Equivalent	80,443	—	—	80,443
U.S. Treasury Obligations	—	14,712	—	14,712
Affiliated Partnership	—	163,007	—	163,007
Time Deposits	—	41,760	—	41,760

Total Investments in Securities	$1,921,644	$325,796	$—	$2,247,440

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures	$223	$—	$—	$223
Forwards	—	(610)	—	(610)
Credit Default Swaps	—	1,841	—	1,841
Total Return Swaps	—	(1,341)	—	(1,341)

Total Other Financial Instruments	$223	$(110)	$—	$113

*	Other Financial Instruments are valued at unrealized appreciation/depreciation.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Percentages are based on a Net Assets of $2,061,808 ($ Thousands).

*	Rate shown is the 7-day effective yield as of September 30, 2009.

(1)	In U.S. dollars unless otherwise indicated.

†	Affiliated security.

(A)	This security or a partial position of this security is on loan at September 30, 2009. The total market value of securities on loan at September 30, 2009 was $155,229 ($ Thousands) (See Note 9).

(B)	Zero coupon security. The rate reported on the Summary Schedule of Investments is the effective yield at time of purchase.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2009 was $163,007 ($ Thousands).

ARM — Adjustable Rate Mortgage

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CMO — Collateralized Mortgage Obligation

DKK — Danish Krone

EAFE — Europe, Australasia and Far East

EUR — Euro

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

HKD — Hong Kong Dollar

IO — Interest Only

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

MXP — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SER — Series

SGD — Singapore Dollar

STRIPS — Separate Trading of Registered Interest and Principal of Securities

TBA — To Be Announced

USD — U.S. Dollar

ZAR — South African Rand

Amounts designated as “—” are $O or have been rounded to $O.

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment in any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). Footnotes above may apply to securities that are included in “other securities.” For further detail, the complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

10	SEI Institutional International Trust / Annual Report / September 30, 2009

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

September 30, 2009

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 86.7%

Argentina — 0.4%
Other Securities	0.4%		$3,323

Brazil — 7.8%
Banco do Brasil	0.3	161,654	2,848
Centrais Eletricas Brasileiras	0.1	54,180	838
Cia de Saneamento Basico do Estado de Sao Paulo	0.2	101,469	1,920
Cia de Saneamento Basico do Estado de Sao Paulo ADR	0.0	610	23
Itau Unibanco Holding ADR	0.6	287,329	5,790
Petroleo Brasileiro	0.9	347,229	7,936
Petroleo Brasileiro ADR	0.3	49,934	2,292
Redecard	0.4	239,703	3,685
Usinas Siderurgicas de Minas Gerais	0.4	142,800	3,647
Vale	0.3	136,800	3,157
Vale ADR, Cl B	0.6	252,970	5,851
Other Securities	3.7		33,374

			71,361

Chile — 1.2%
Enersis ADR	0.4	205,191	3,786
Other Securities	0.8		7,429

			11,215

China — 9.6%
Bank of China	0.8	14,479,000	7,622
China Citic Bank	0.1	1,009,000	665
China Construction Bank	1.3	15,222,250	12,158
China Shenhua Energy	0.0	36,000	157
Industrial & Commercial Bank of China (A)	1.2	14,633,000	11,027

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

PetroChina	0.4%	3,469,023	$3,921
PetroChina ADR	0.1	11,290	1,284
Other Securities	5.7		51,382

			88,216

Czech Republic — 0.5%
Other Securities	0.5		4,550

Egypt — 0.4%
Other Securities	0.4		4,074

Hong Kong — 6.2%
China Foods	0.0	148,000	102
China Mobile	1.5	1,453,715	14,181
China Mobile ADR	0.3	48,070	2,361
China Overseas Land & Investment	0.2	806,800	1,745
China Resources Power Holdings	0.2	734,800	1,708
CNOOC	0.7	4,828,448	6,492
CNOOC ADR	0.1	3,510	475
CNPC Hong Kong	0.1	1,172,836	929
Industrial and Commercial Bank of China Asia	0.1	293,000	663
Other Securities	3.0		28,139

			56,795

Hungary — 0.2%
Other Securities	0.2		1,535

India — 6.9%
Tata Consultancy Services	0.5	336,788	4,348
Other Securities	6.4		59,121

			63,469

Indonesia — 1.7%
Bank Mandiri	0.4	7,908,592	3,846
Telekomunikasi Indonesia	0.4	4,293,100	3,842
Other Securities	0.9		8,232

			15,920

Israel — 1.7%
Teva Pharmaceutical Industries	0.4	73,554	3,683
Teva Pharmaceutical Industries ADR	0.5	84,356	4,265
Other Securities	0.8		7,631

			15,579

Kazakhstan — 0.2%
Other Securities	0.2%		1,873

SEI Institutional International Trust / Annual Report / September 30, 2009	11

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

September 30, 2009

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Malaysia — 1.9%
Malayan Banking	0.4%	1,851,067	$3,557
Other Securities	1.5		14,019

			17,576

Mexico — 4.1%
America Movil, Ser L	0.6	2,408,459	5,270
America Movil ADR, Ser L	0.7	147,706	6,474
Other Securities	2.8		26,173

			37,917

Netherlands — 0.1%
Other Securities	0.1		1,042

Pakistan — 0.1%
Other Securities	0.1		1,189

Panama — 0.1%
Other Securities	0.1		1,174

Peru — 0.2%
Other Securities	0.2		1,973

Philippines — 0.4%
Other Securities	0.4		3,360

Poland — 0.7%
Other Securities	0.7		6,382

Russia — 6.0%
Lukoil ADR	1.3	217,888	11,951
Lukoil OAO ADR	0.2	37,300	2,022
OAO Gazprom ADR	1.8	722,532	16,799
Rosneft Oil GDR	0.5	658,529	4,952
Other Securities	2.2		18,950

			54,674

South Africa — 6.8%
ABSA Group	0.3	150,030	2,376
FirstRand	0.4	1,869,984	4,074
Gold Fields	0.4	271,744	3,640
MTN Group	0.7	390,818	6,300
Sasol	0.5	116,007	4,323
Other Securities	4.5		41,314

			62,027

South Korea — 12.9%
Hyundai Motor	0.5	46,878	4,436
Korea Electric Power	0.4	122,970	3,736
LG	0.3	41,054	2,753
LG Electronics	0.7	58,280	6,208
LG Philips LCD	0.5	170,970	4,919
POSCO	0.7	15,149	6,262

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Samsung Electronics	3.2%	42,310	$29,266
Shinhan Financial Group	0.9	203,930	8,135
Other Securities	5.7		52,374

			118,089

Sweden — 0.1%
Other Securities	0.1		996

Taiwan — 10.9%
Chinatrust Financial Holding	0.5	6,844,862	4,439
Compal Electronics	0.6	4,376,281	5,098
HON HAI Precision Industry	1.4	3,247,934	13,033
MediaTek	0.8	458,023	7,637
Taiwan Fertilizer	0.4	1,007,000	3,602
Taiwan Semiconductor Manufacturing	1.4	6,509,456	13,060
Taiwan Semiconductor Manufacturing ADR	0.2	164,386	1,802
United Microelectronics	0.6	11,392,312	5,581
Other Securities	5.0		45,599

			99,851

Thailand — 2.7%
Other Securities	2.7		24,249

Turkey — 2.6%
Tupras Turkiye Petrol Rafine	0.4	235,733	3,902
Other Securities	2.2		19,559

			23,461

United Arab Emirates — 0.0%
Other Securities	0.0		16

United Kingdom — 0.3%
Other Securities	0.3		2,932

Total Common Stock (Cost $668,139) ($ Thousands)			794,818

PREFERRED STOCK — 8.1%

Brazil — 8.1%
Centrais Eletricas Brasileiras	0.2	112,246	1,566
Investimentos Itau	0.6	917,435	5,520
Itau Unibanco Holding	0.6	263,562	5,296
Petroleo Brasileiro	1.3	596,442	11,680
Petroleo Brasileiro Sponsored ADR, Cl A	1.5	351,510	13,818
Vale, Cl A	0.7	322,331	6,625
Vale ADR, Cl B	0.4	183,376	3,761
Other Securities	2.8		26,113

Total Preferred Stock (Cost $49,611) ($ Thousands)			74,379

12	SEI Institutional International Trust / Annual Report / September 30, 2009

Description	Percentage of Net Assets (%)	Shares/ Face Amount (Thousands) (1)	Market Value ($ Thousands)

DEBENTURE BOND — 0.0%

Brazil — 0.0%
Vale, Ser 1997
0.000%, 09/30/49*	0.0%	8	$—

Total Debenture Bond (Cost $0) ($ Thousands)			—

EQUITY-LINKED WARRANTS — 0.1%

Russia — 0.1%
Other Securities	0.1		769

United Arab Emirates — 0.0%
Other Securities	0.0		564

Total Equity-Linked Warrants (Cost $590) ($ Thousands)			1,333

EXCHANGE TRADED FUND — 0.7%

United States — 0.7%
iShares MSCI Emerging Markets Index Fund	0.7	165,068	6,423

Total Exchange Traded Fund (Cost $6,467) ($ Thousands)			6,423

CASH EQUIVALENT — 0.4%

United States — 0.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.110%†**	0.4	3,454,719	3,455

Total Cash Equivalent (Cost $3,455) ($ Thousands)			3,455

AFFILIATED PARTNERSHIP — 3.9%

United States — 3.9%
SEI Liquidity Fund, L.P.,
0.400%†** (B)	3.9	36,294,960	35,307

Total Affiliated Partnership (Cost $36,295) ($ Thousands)			35,307

TIME DEPOSITS — 1.1%

United States — 1.1%
Brown Brothers Harriman
5.950%, 10/01/09	0.0	ZAR 3,094	408
0.125%, 10/01/09	0.0	EUR 76	111
0.088%, 10/01/09	0.0	GBP 6	10
0.030%, 10/01/09	1.0	9,451	9,451

Description	Percentage of Net Assets (%)	Face Amount (Thousands) (1)	Market Value ($ Thousands)

0.010%, 10/01/09	0.1%	HKD 4,162	$537
0.005%, 10/01/09	0.0	SGD 2	2

Total Time Deposits (Cost $10,519) ($ Thousands)			10,519

Total Investments — 101.0% (Cost $775,076) ($ Thousands)			$926,234

Percentages are based on a Net Assets of $916,780 ($ Thousands).

*	Non-Income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2009.

(1)	In U.S. dollars unless otherwise indicated.

†	Affiliated security.

(A)	This security or a partial position of this security is on loan at September 30, 2009. The total market value of securities on loan at September 30, 2009 was $34,648 ($ Thousands) (See Note 9).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2009 was $35,307 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

Ser — Series

SGD — Singapore Dollar

USD — U.S. Dollar

ZAR — South African Rand

Amounts designated as “—” are $O or have been rounded to $O.

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment in any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). Footnotes above may apply to securities that are included in “Other Securities.” For further detail, the complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$794,811	$—	$7	$794,818
Preferred Stock	74,379	—	—	74,379
Debenture Bond	—	—	—	—
Equity-Linked Warrants	—	1,333	—	1,333
Exchange Traded Fund	6,423	—	—	6,423
Cash Equivalent	3,455	—	—	3,455
Affiliated Partnership	—	35,307	—	35,307
Time Deposits	—	10,519	—	10,519

Total Investments in Securities	$879,068	$47,159	$7	$926,234

SEI Institutional International Trust / Annual Report / September 30, 2009	13

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Concluded)

September 30, 2009

The following is a reconciliation of the investments is which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

Common Stock
Beginning balance as of October 1, 2008	$—
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Net purchases/sales	—
Net transfer in and/or out of Level 3	7

Ending balance as of September 30, 2009	$7

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date.	$—

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

14	SEI Institutional International Trust / Annual Report / September 30, 2009

SUMMARY SCHEDULE OF INVESTMENTS

International Fixed Income Fund

September 30, 2009

Description	Percentage of Net Assets (%)	Face Amount (Thousands) (1)	Market Value ($ Thousands)

GLOBAL BONDS — 73.2%

Australia — 1.6%
Other Securities	1.6%		$8,720

Austria — 0.1%
Other Securities	0.1		616

Belgium — 1.6%
Kingdom of Belgium, Ser 31
5.500%, 03/28/28	0.9	2,872	4,871
Kingdom of Belgium, Ser 48
4.000%, 03/28/22	0.6	2,100	3,089
Other Securities	0.2		819

			8,779

Brazil — 0.5%
Federal Republic of Brazil
12.500%, 01/05/16	0.3	3,080	1,899
Other Securities	0.2		863

			2,762

Canada — 3.8%
Export Development Canada MTN
2.375%, 03/19/12	0.2	800	817
Government of Canada
5.000%, 06/01/14	0.2	1,000	1,035
5.000%, 06/01/37	0.9	4,200	4,679
4.250%, 06/01/18	0.3	1,525	1,538
3.750%, 06/01/19	0.1	630	608
3.750%, 06/01/12	0.9	4,960	4,863
Province of Ontario Canada
4.200%, 03/08/18	0.3	1,950	1,885
Other Securities	0.9		5,216

			20,641

Description	Percentage of Net Assets (%)	Face Amount (Thousands) (1)	Market Value ($ Thousands)

Chile — 0.1%
Other Securities	0.1%		$662

Colombia — 0.1%
Other Securities	0.1		260

Denmark — 1.7%
Dong Energy MTN
4.875%, 05/07/14	0.0	100	153
Kingdom of Denmark MTN
4.000%, 11/15/12	0.8	20,391	4,198
4.000%, 11/15/17	0.2	4,450	912
3.125%, 03/17/14	0.1	500	748
Other Securities	0.6		3,158

			9,169

France — 5.6%
EDF MTN
6.875%, 12/12/22	0.1	300	561
6.125%, 06/02/34	0.0	100	182
Government of France
4.750%, 04/25/35	0.7	2,465	3,970
4.250%, 04/25/19	1.3	4,670	7,260
3.750%, 10/25/19	0.0	100	149
3.750%, 04/25/21	0.6	2,300	3,379
3.500%, 04/25/15	0.2	535	813
Other Securities	2.7		13,551

			29,865

Germany — 9.1%
Bundesrepublik Deutschland, Ser 02
5.000%, 01/04/12	0.1	500	788
Bundesrepublik Deutschland, Ser 03
4.750%, 07/04/34	0.7	2,460	3,991
4.250%, 01/04/14	0.4	1,425	2,249
Bundesrepublik Deutschland, Ser 06
3.750%, 01/04/17	1.0	3,600	5,554
Bundesrepublik Deutschland, Ser 07
4.250%, 07/04/39	1.1	3,740	5,764
4.000%, 01/04/18	0.4	1,260	1,963
Bundesrepublik Deutschland, Ser 08
4.750%, 07/04/40	1.9	6,255	10,421
Bundesrepublik Deutschland, Ser 09
3.500%, 07/04/19	1.2	4,331	6,476

SEI Institutional International Trust / Annual Report / September 30, 2009	15

SUMMARY SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2009

Description	Percentage of Net Assets (%)		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Bundesschatzanweisungen, Ser 1
1.250%, 09/16/11	0.9%		3,300	$4,822
KFW
4.700%, 06/02/37	0.3	CAD	2,080	1,788
3.875%, 01/21/19	0.1		325	487
3.500%, 03/10/14 (A)	0.3		1,675	1,743
Other Securities	0.6			3,064

				49,110

Greece — 0.5%
Hellenic Republic 30 Year Government Bond
4.600%, 09/20/40	0.5		2,000	2,657

Hungary — 0.3%
Other Securities	0.3			1,775

Ireland — 0.8%
Other Securities	0.8			4,045

Italy — 3.8%
Buoni Poliennali Del Tesoro
5.750%, 02/01/33	1.3		4,170	6,914
Intesa Sanpaolo MTN
6.375%, 04/06/10	0.6		2,150	3,203
Italy Buoni Poliennali Del Tesoro
4.250%, 03/01/20	0.1		195	289
3.500%, 06/01/14	0.8		2,900	4,354
Unicredito Italiano MTN
4.500%, 09/22/19	0.4		1,300	1,916
Other Securities	0.7			4,020

				20,696

Japan — 13.5%
Government of Japan 10 Year Bond, Ser 284
1.700%, 12/20/16	1.3		568,400	6,714
Government of Japan 10 Year Bond, Ser 288
1.700%, 09/20/17	3.8		1,729,950	20,386
Government of Japan 10 Year Bond, Ser 296
1.500%, 09/20/18	0.9		427,000	4,914
Government of Japan 10 Year Bond, Ser 301
1.500%, 06/20/19	0.5		235,300	2,685
Government of Japan 15 Year Bond, Ser 35
0.410%, 07/20/20 (B)	0.3		170,500	1,811

Description	Percentage of Net Assets (%)	Face Amount (Thousands) (1)	Market Value ($ Thousands)

Government of Japan 20 Year Bond, Ser 109
1.900%, 03/20/29	0.5%	256,000	$2,799
Government of Japan 20 Year Bond, Ser 48
2.500%, 12/21/20	0.7	289,450	3,570
Government of Japan 20 Year Bond, Ser 99
2.100%, 12/20/27	2.3	1,075,900	12,241
Government of Japan CPI Linked Bond, Ser 13
1.300%, 09/10/17	0.2	111,712	1,170
Government of Japan CPI Linked Bond, Ser 15
1.400%, 03/10/18	0.2	92,647	974
Government of Japan CPI Linked Bond, Ser 5
0.800%, 09/10/15	1.0	499,982	5,208
Japan Finance for Municipal Enterprises
2.000%, 05/09/16	1.2	540,000	6,363
Other Securities	0.6		3,530

			72,365

Jersey — 0.1%
Other Securities	0.1		340

Mexico — 0.1%
Other Securities	0.1		789

Netherlands — 5.5%
Government of Netherlands
7.500%, 01/15/23	0.8	2,228	4,497
4.500%, 07/15/17	0.4	1,500	2,379
4.000%, 07/15/16	0.5	1,700	2,628
Rabobank Nederland MTN
4.125%, 04/04/12	0.4	1,250	1,918
Other Securities	3.3		18,087

			29,509

New Zealand — 0.1%
Other Securities	0.1		492

Norway — 0.6%
Other Securities	0.6		3,150

Peru — 0.2%
Other Securities	0.2		1,103

Poland — 0.3%
Other Securities	0.3		1,652

Portugal — 0.1%
Other Securities	0.1		734

16	SEI Institutional International Trust / Annual Report / September 30, 2009

Description	Percentage of Net Assets (%)		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Russia — 0.6%
Other Securities	0.6%			$3,288

Singapore — 0.0%
Other Securities	0.0			137

South Africa — 0.1%
Other Securities	0.1			449

Spain — 1.0%
Other Securities	1.0			5,114

Supra-National — 3.6%
European Investment Bank MTN
6.000%, 08/14/13	0.1	AUD	700	624
3.500%, 04/15/16	0.7		2,525	3,761
1.400%, 06/20/17	2.4	JPY	1,138,000	12,907
Other Securities	0.4			2,209

				19,501

Sweden — 1.2%
Kingdom of Sweden, Ser 1049
4.500%, 08/12/15	0.6		21,900	3,389
Other Securities	0.6			3,115

				6,504

Switzerland — 0.9%
Other Securities	0.9			4,771

United Arab Emirates — 0.1%
Other Securities	0.1			605

United Kingdom — 7.9%
Abbey National Treasury Services MTN
4.250%, 04/12/21	0.4		1,350	1,923
Anglian Water Services Financing MTN
4.625%, 10/07/13	0.4		1,450	2,204
Barclays Bank MTN
14.000%, 06/15/19 (B)	0.0		100	206
10.000%, 05/21/21	0.1		304	620
6.750%, 01/16/23 (B)	0.1		350	564
5.000%, 09/22/16	0.1		330	334
4.500%, 03/04/19 (B)	0.0		125	172
Chester Asset Receivables, Ser A
6.125%, 10/15/10	0.6	EUR	2,160	3,156
Royal Bank of Scotland MTN
6.934%, 04/09/18	0.1		300	435
5.750%, 05/21/14	0.1		250	389

Description	Percentage of Net Assets (%)		Face Amount (Thousands) (1)	Market Value ($ Thousands)

United Kingdom Treasury
4.750%, 12/07/38	0.2%		665	$1,183
4.750%, 09/07/15	0.3		910	1,611
4.500%, 03/07/19	0.1		195	334
4.500%, 12/07/42	0.1		335	575
4.250%, 12/07/49	0.0		85	141
4.250%, 09/07/39	0.1		325	532
4.000%, 09/07/16	0.1		350	594
2.250%, 03/07/14	0.1		355	560
Other Securities	5.0			26,865

				42,398

United States — 7.7%
BA Covered Bond Issuer MTN
4.125%, 04/05/12	0.9	EUR	3,100	4,622
Citigroup
5.500%, 04/11/13	0.2		995	1,018
4.750%, 02/10/19 (B)	0.2	EUR	1,000	1,198
4.625%, 08/03/10	0.1		400	409
4.250%, 02/25/30 (B)	0.1		450	454
Citigroup Funding
2.250%, 12/10/12	0.1		550	557
Other Securities	6.1			33,107

				41,365

Total Global Bonds (Cost $368,805) ($ Thousands)				394,023

MORTGAGE-BACKED SECURITIES — 4.6%

Non-Agency Mortgage-Backed Obligation — 4.6%
Beluga Master Issuer, Ser 2006-1, Cl AZ
1.051%, 04/28/99 (A)	0.5		2,200	2,951
Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.888%, 06/10/17 (A)	0.2		1,140	992
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.299%, 05/01/38 (A)	0.1		405	365
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A4
5.110%, 05/25/35 (A)	0.3		2,003	1,658
Gracechurch Mortgage Financing, Ser 2006-1, Cl C3
1.129%, 11/20/56 (A) (B)	0.0		250	277
Gracechurch Mortgage Financing, Ser 2007-1X, Cl 3A2
0.959%, 11/20/56 (A)	0.5		2,000	2,836

SEI Institutional International Trust / Annual Report / September 30, 2009	17

SUMMARY SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2009

Description	Percentage of Net Assets (%)		Face Amount (Thousands) (1)	Market Value ($ Thousands)

Gracechurch Mortgage Financing, Ser 2007-1X, Cl 2D2
1.259%, 11/20/56 (A) (B)	0.1%		400	$519
Salomon Brothers Mortgage Securities, Ser 2000-C1, Cl A2
7.520%, 12/18/32 (A)	0.1		630	631
Other Securities	2.8			14,636

Total Mortgage-Backed Securities (Cost $27,861) ($ Thousands)				24,865

CORPORATE OBLIGATIONS — 3.8%

United States — 3.8%
Other Securities	3.8			20,308

Total Corporate Obligations (Cost $20,168) ($ Thousands)				20,308

ASSET-BACKED SECURITIES — 2.8%

Automotive — 0.8%
Other Securities	0.8			4,393

Credit Card — 0.5%
Citibank Credit Card Issuance Trust, Ser A4, Cl A4
5.375%, 04/11/11	0.5	EUR	1900	2,727

Mortgage-Related — 0.3%
Other Securities	0.3			1,760

Other Asset-Backed Securities — 1.2%
Lambda Finance, Ser 2005-1X, Cl A2
1.113%, 11/15/29 (A) (B)	0.2		844	1,135
Other Securities	1.0			5,131

				6,266

Total Asset-Backed Securities (Cost $15,256) ($ Thousands)				15,146

U.S. TREASURY OBLIGATIONS — 2.5%
U.S. Treasury Bonds
3.500%, 02/15/39	0.0		75	68
4.250%, 05/15/39	0.2		960	993
U.S. Treasury Notes
1.375%, 04/15/12	0.5		2,500	2,511
2.000%, 11/30/13	0.8		4,300	4,307
2.625%, 07/31/14	0.1		700	711
4.500%, 11/15/15	0.2		1,100	1,213
2.750%, 02/15/19	0.1		660	630

Description	Percentage of Net Assets (%)		Face Amount (Thousands) (1)/ Shares	Market Value ($ Thousands)

U.S. Treasury Inflationary Index Note
3.000%, 07/15/12	0.6%		2,575	$3,279

Total U.S. Treasury Obligations (Cost $13,623) ($ Thousands)				13,712

U.S. GOVERNMENT AGENCY OBLIGATION — 0.2%
Other Securities	0.2			878

Total U.S. Government Agency Obligation (Cost $872) ($ Thousands)				878

MUNICIPAL BONDS — 0.2%
Other Securities	0.2			1,234

Total Municipal Bonds (Cost $1,175) ($ Thousands)				1,234

TIME DEPOSITS — 13.1%

United States — 13.1%
Brown Brothers Harriman
5.950%, 10/01/09	0.0	ZAR	45	6
2.174%, 10/01/09	0.0	AUD	79	70
1.500%, 10/01/09	0.0	NZD	10	7
0.382%, 10/01/09	0.0	NOK	5	1
0.125%, 10/01/09	0.1	EUR	125	183
0.088%, 10/01/09	0.1	GBP	383	613
0.060%, 10/01/09	0.2	CAD	1,272	1,185
0.030%, 10/01/09	12.6		67,494	67,495
0.010%, 10/01/09	0.0	HKD	2	—
0.010%, 10/01/09	0.1	JPY	52,493	586
0.010%, 10/01/09	0.0	SEK	998	143
0.005%, 10/01/09	0.0	SGD	1	—

Total Time Deposits (Cost $70,289) ($ Thousands)				70,289

AFFILIATED PARTNERSHIP — 0.3%

United States — 0.3%
SEI Liquidity Fund, L.P.,
0.400%†* (C)	0.3		1,712,483	1,704

Total Affiliated Partnership (Cost $1,712) ($ Thousands)				1,704

Total Investments — 100.7% (Cost $519,761) ($ Thousands)				$542,159

18	SEI Institutional International Trust / Annual Report / September 30, 2009

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2009, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/1/09	USD	5,088	CHF	5,281	$2
10/1/09-11/9/09	USD	23,957	GBP	14,920	(95)
10/1/09-12/4/09	CHF	34,081	USD	32,175	(690)
10/2/09	USD	3,675	DKK	18,764	9
10/6/09	USD	733	MXP	9,904	—
10/6/09	USD	1,414	SEK	9,887	—
10/6/09-10/28/09	USD	9,518	CAD	10,237	21
10/6/09-11/5/09	JPY	10,117,167	USD	109,296	(3,736)
10/6/09-11/5/09	MXP	19,808	USD	1,474	11
10/6/09-11/5/09	NOK	3,278	USD	555	(10)
10/6/09-11/9/09	GBP	39,063	USD	63,496	1,032
10/6/09-11/27/09	CAD	63,846	USD	58,622	(882)
10/6/09-11/27/09	USD	120,548	EUR	82,496	34
10/6/09-11/27/09	USD	31,237	JPY	2,813,453	190
10/6/09-11/27/09	USD	33,576	NOK	203,357	1,429
10/6/09-12/2/09	SEK	44,384	USD	6,339	(12)
10/6/09-12/16/09	EUR	246,360	USD	357,608	(2,450)
10/13/09	USD	4,233	AUD	5,051	220
10/19/09	JPY	147,033	KRW	1,988,696	47
10/22/09-10/28/09	DKK	31,475	USD	6,104	(75)
10/27/09	PLN	2,522	USD	876	7
10/28/09	AUD	4,349	USD	3,599	(230)
11/4/09	GBP	512	EUR	580	29
11/17/09	HUF	145,058	USD	767	(12)
11/24/09	HUF	158,903	PLN	2,425	(19)
11/25/09	EUR	1,121	PLN	4,658	(37)
11/27/09	SEK	77,404	EUR	7,580	—

					$(5,217)

A summary of the open futures contracts held by the Fund at September 30, 2009, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
30-Day FED Fund	(1)	Oct-2009	$—
Australian 10-Year Bond	5	Dec-2009	—
Australian 3-Year Bond	178	Dec-2009	(80)
Canadian 10-Year Bond	39	Dec-2009	58
Euro-Bobl	132	Dec-2009	115
Euro-Bund	27	Dec-2009	11
Euro-Schatz	36	Dec-2009	33
Japanese 10-Year Bond	1	Dec-2009	8
Long Gilt 10-Year Bond	36	Dec-2009	43
U.S. 10-Year Treasury Note	(208)	Dec-2009	(346)
U.S. 2-Year Treasury Note	(136)	Dec-2009	(140)
U.S. 5-Year Treasury Note	(130)	Dec-2009	(182)
U.S. Long Treasury Bond	(54)	Dec-2009	(117)

			$(597)

For the year ended September 30, 2009, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

SEI Institutional International Trust / Annual Report / September 30, 2009	19

SUMMARY SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2009

A summary of outstanding swap agreements held by the Fund at September 30, 2009, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount (Thousands)		Net Unrealized Appreciation (Depreciation) ($ Thousands)
Deutsche Bank	Wolters Kluwer NV, 5.125% 01/27/14	BUY	(0.90)	03/20/14	EUR	1,400	$(40)
HSBC	Autozone Inc., 5.500% 11/15/15	BUY	(1.00)	03/20/15		650	3
JPMorgan Chase Bank	iTraxx Europe Crossover Series 9 Version 3	SELL	6.50	06/20/13	EUR	(4,800)	153
Morgan Stanley	Prudential Financial 4.500% 07/15/13	SELL	5.00	09/20/14		(350)	45
Morgan Stanley	Spanish Government, 5.500% 07/30/17	BUY	(1.00)	09/20/14	USD	4,100	(16)

							$145

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)		Net Unrealized Appreciation (Depreciation) ($ Thousands)
Citigroup	3.79%	6-Month GBP LIBOR	05/19/19	GBP	2,500,000	$(7)
Deutsche Bank	6-Month EURIBOR	4.17%	03/28/13	EUR	7,000,000	868
Deutsche Bank	4.31%	6-Month EURIBOR	04/07/10	EUR	6,500,000	(282)
JPMorgan Chase Bank	6-Month JPY LIBOR	2.22%	03/26/27	JPY	750,000,000	384
JPMorgan Chase Bank	6-Month EURIBOR	4.38%	01/07/13	EUR	5,400,000	760
JPMorgan Chase Bank	4.20%	6-Month EURIBOR	03/30/12	EUR	3,000,000	(338)
JPMorgan Chase Bank	6-Month JPY LIBOR	1.29%	03/26/12	JPY	1,300,000,000	246
JPMorgan Chase Bank	3.91%	6-Month EURIBOR	03/13/10	EUR	6,500,000	(327)

						$1,304

Percentages are based on a Net Assets of $538,159 ($ Thousands).

*	Rate shown is the 7-day effective yield as of September 30, 2009.

†	Affiliated security.

(1)	In local currency unless otherwise indicated.

(A)	This security or a partial position of this security is on loan at September 30, 2009. The total market value of securities on loan at September 30, 2009 was $1,666 ($ Thousands) (See Note 9).

(B)	Variable Rate Security — The rate reported on the Summary Schedule of Investments is the rate in effect as of September 30, 2009.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2009 was $1,704 ($ Thousands).

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CPI — Consumer Price Index

DKK — Danish Krone

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

GBP — British Pound Sterling

HKD — Hong Kong Dollar

HUF — Hungarian Forint

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

L. P. — Limited Partnership

MTN — Medium Term Note

MXP — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLN — Polish Zloty

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

USD — U.S. Dollar

ZAR — South African Rand

Amounts designated as “—” are $O or have been rounded to $O.

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). Footnotes above may apply to securities that are included in “other securities.” For further detail, the complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$394,018	$5	$394,023
Mortgage-Backed Securities	—	24,865	—	24,865
Corporate Obligations	—	20,308	—	20,308
Asset-Backed Securities	—	15,146	—	15,146
U.S. Treasury Obligations	—	13,712	—	13,712
U.S. Government Agency Obligation	—	878	—	878
Municipal Bonds	—	1,234	—	1,234
Time Deposits	—	70,289	—	70,289
Affiliated Partnership	—	1,704	—	1,704

Total Investments in Securities	$—	$542,154	$5	$542,159

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures	$(597)	$—	$—	$(597)
Forwards	—	(5,217)	—	(5,217)
Credit Default Swaps	—	145	—	145
Interest Rate Swaps	—	1,304	—	1,304

Total Other Financial Instruments	$(597)	$(3,768)	$—	$(4,365)

*	Other Financial Instruments are valued at unrealized appreciation/depreciation.

20	SEI Institutional International Trust / Annual Report / September 30, 2009

The following is a reconciliation of the investments is which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Global Bonds	Swap Contracts
Beginning balance as of October 1, 2008	$5	$112
Accrued discounts/premiums	1	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	(1)	—
Net purchases/sales	—	—
Net transfer in and/or out of Level 3	—	(112)

Ending balance as of September 30, 2009	$5	$—

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date.	$(1)	$—

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2009	21

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

September 30, 2009

Description	Percentage of Net Assets (%)	Face Amount ( Thousands) (1)	Market Value ($ Thousands)

GLOBAL BONDS — 91.4%

Argentina — 5.9%
Republic of Argentina
12.000%, 09/19/16 (A)	0.0%	1,000	$230
11.750%, 05/20/11 (A)	0.1	2,554	608
10.139%, 12/15/35 (B) (C)	0.0	3,655	226
10.000%, 01/03/07 (A)	0.1	ITL 3,000,000	713
9.750%, 09/19/27 (A)	0.1	2,150	688
9.250%, 07/20/04 (A)	0.1	1,375	623
9.000%, 05/26/49 (A)	0.1	2,650	1,147
9.000%, 05/24/49 (A)	0.1	1,400	653
8.750%, 02/04/49 (A)	0.1	1,375	610
8.500%, 07/01/49 (A)	0.0	775	351
8.500%, 07/30/10 (A)	0.1	2,000	833
8.280%, 12/31/33	0.5	6,278	4,238
8.125%, 04/21/49 (A)	0.2	4,200	1,820
8.000%, 02/26/08 (A)	0.1	1,000	464
8.000%, 02/25/32 (A)	0.1	864	391
7.820%, 12/31/33	0.1	734	601
7.625%, 03/31/05 (A)	0.1	1,120	370
7.625%, 08/11/07 (A)	0.1	ITL 2,325,000	522
7.000%, 03/18/49 (A)	0.0	ITL 1,475,000	340
7.000%, 09/12/13	0.1	1,200	930
7.000%, 10/03/15	1.8	20,140	14,493
2.500%, 03/31/19 (D)	0.6	12,990	4,352
2.280%, 12/15/35 (B)	0.1	7,705	512
0.943%, 08/03/12 (B)	0.8	21,115	6,429
0.000%, 07/13/49 (A)	0.1	ITL 3,245,000	717
Other Securities	0.4		3,599

			46,460

Bahrain — 0.1%
Other Securities	0.1		432

Belize — 0.0%
Other Securities	0.0		220

Description	Percentage of Net Assets (%)	Face Amount (Thousands) (1)	Market Value ($ Thousands)

Bosnia and Herzegovina — 0.1%
Other Securities	0.1%		$1,092

Brazil — 9.1%
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/19 (E)	0.3	2,325	2,470
Federal Republic of Brazil
12.250%, 03/06/30	0.0	175	304
11.000%, 08/17/40	2.2	12,957	17,427
10.125%, 05/15/27	0.9	4,735	7,008
8.875%, 04/15/24	0.4	2,470	3,273
8.750%, 02/04/25	0.5	2,735	3,610
8.500%, 09/24/12	0.1	460	768
8.250%, 01/20/34	0.9	5,290	6,975
8.000%, 01/15/18	0.6	4,212	4,878
7.875%, 03/07/15	0.1	690	814
7.125%, 01/20/37	0.8	5,335	6,362
6.000%, 01/17/17	0.1	1,100	1,190
5.875%, 01/15/19	0.1	1,100	1,182
Nota Do Tesouro Nacional
10.000%, 01/01/17	1.6	25,476	12,881
Other Securities	0.5		2,791

			71,933

Chile — 0.2%
Other Securities	0.2		1,686

Colombia — 4.5%
Republic of Colombia
11.750%, 02/25/20	0.4	2,345	3,412
10.375%, 01/28/33	0.1	450	657
9.850%, 06/28/27	0.0	COP 302,000	166
8.125%, 05/21/24	0.5	3,150	3,780
7.375%, 03/18/19	0.8	5,545	6,341
7.375%, 09/18/37	1.5	10,225	11,554
7.375%, 01/27/17	0.6	4,410	5,054
Other Securities	0.6		4,918

			35,882

Croatia — 0.2%
Other Securities	0.2		1,252

Czech Republic — 0.1%
Other Securities	0.1		676

Dominican Republic — 0.1%
Other Securities	0.1		531

Ecuador — 0.1%
Other Securities	0.1		957

22	SEI Institutional International Trust / Annual Report / September 30, 2009

Description	Percentage of Net Assets (%)	Face Amount (Thousands) (1)	Market Value ($ Thousands)

El Salvador — 0.9%
Republic of El Salvador
7.650%, 06/15/35	0.7%	5,811	$5,811
Other Securities	0.2		1,119

			6,930

Gabon — 0.2%
Other Securities	0.2		1,826

Georgia — 0.5%
Other Securities	0.5		4,112

Ghana — 0.2%
Other Securities	0.2		1,675

India — 0.5%
Other Securities	0.5		3,827

Indonesia — 6.7%
Majapahit Holding
8.000%, 08/07/19 (E)	0.2	1,320	1,409
7.875%, 06/29/37 (E) (F)	0.0	355	351
7.750%, 10/17/16	0.2	1,100	1,157
7.250%, 10/17/11	0.1	650	674
Republic of Indonesia
11.625%, 03/04/19	0.3	1,400	1,949
11.625%, 03/04/19 (E)	0.8	4,585	6,453
10.375%, 05/04/14 (E)	0.0	200	243
10.375%, 05/04/14	0.0	300	364
8.500%, 10/12/35	0.5	3,550	4,278
7.750%, 01/17/38	2.7	19,391	21,427
7.500%, 01/15/16	0.3	2,100	2,316
7.250%, 04/20/15	0.2	1,480	1,618
6.875%, 01/17/18	0.3	2,330	2,505
6.875%, 03/09/17	0.1	370	395
6.750%, 03/10/14	0.1	700	746
6.750%, 03/10/14 (E)	0.2	1,300	1,401
6.625%, 02/17/37	0.3	2,350	2,293
6.625%, 02/17/37 (E)	0.0	300	295
Other Securities	0.4		3,391

			53,265

Iraq — 1.1%
Republic of Iraq
5.800%, 01/15/28	1.1	11,550	8,662

Ivory Coast — 0.0%
Other Securities	0.0		374

Jamaica — 0.1%
Other Securities	0.1		511

Kazakhstan — 2.9%
KazMunaiGaz Finance Sub MTN
11.750%, 01/23/15 (E)	0.5	3,130	3,701

Description	Percentage of Net Assets (%)		Face Amount (Thousands) (1)	Market Value ($ Thousands)

9.125%, 07/02/18 (E)	0.6%		4,505	$4,888
9.125%, 07/02/18	0.5		3,550	3,834
8.375%, 07/02/13	0.4		2,735	2,896
Other Securities	0.9			7,452

				22,771

Lebanon — 0.0%
Other Securities	0.0			266

Malaysia — 2.7%
Government of Malaysia
4.378%, 11/29/19	0.4		10,580	3,097
Petroliam Nasional
7.750%, 08/15/15	0.1		705	833
7.625%, 10/15/26	0.1		395	471
Petronas Capital
7.875%, 05/22/22	1.0		6,255	7,649
7.875%, 05/22/22 (B)	0.1		400	492
7.875%, 05/22/22	0.1		1,000	1,223
5.250%, 08/12/19	0.9		7,250	7,319

				21,084

Mexico — 8.0%
Mexican Bonos
7.500%, 06/03/27	0.2	MXP	23,150	1,569
Mexican Bonos, Ser M10
7.750%, 12/14/17	0.4	MXP	39,035	2,873
Pemex Project Funding Master Trust
6.625%, 06/15/35	0.0		450	435
5.750%, 03/01/18	0.2		1,505	1,488
United Mexican States
8.300%, 08/15/31	1.6		10,185	13,037
8.125%, 12/30/19 (G)	0.4		2,415	2,943
7.500%, 04/08/33	0.5		3,665	4,352
6.625%, 03/03/15	0.4		2,600	2,870
6.050%, 01/11/40	1.0		8,084	8,064
5.950%, 03/19/19	0.7		5,608	5,888
5.875%, 02/17/14	0.1		450	482
5.625%, 01/15/17	0.7		5,284	5,485
United Mexican States, Ser A MTN
6.750%, 09/27/34	0.8		5,583	6,141
Other Securities	1.0			7,369

				62,996

Nigeria — 0.2%
Other Securities	0.2			1,413

Oman — 0.1%
Other Securities	0.1			1,024

Pakistan — 0.6%
Other Securities	0.6			4,933

SEI Institutional International Trust / Annual Report / September 30, 2009	23

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2009

Description	Percentage of Net Assets (%)	Face Amount (Thousands) (1)	Market Value ($ Thousands)

Panama — 2.3%
Republic of Panama
9.375%, 04/01/29	1.0%	5,932	$8,097
9.375%, 01/16/23	0.1	560	717
8.875%, 09/30/27	0.1	450	594
8.125%, 04/28/34	0.1	720	879
7.250%, 03/15/15	0.7	4,865	5,558
6.700%, 01/26/36	0.3	1,860	2,055

			17,900

Peru — 3.0%
Republic of Peru
8.750%, 11/21/33	0.2	1,155	1,542
8.375%, 05/03/16	0.3	1,650	2,009
7.350%, 07/21/25	1.2	8,045	9,393
7.125%, 03/30/19	0.4	2,625	3,028
6.550%, 03/14/37	0.8	5,555	6,027
Other Securities	0.1		1,998

			23,997

Philippines — 5.7%
Republic of Philippines 10.625%, 03/16/25	0.6	3,435	4,822
9.500%, 02/02/30	0.6	3,670	4,872
9.375%, 01/18/17	0.1	200	247
8.875%, 03/17/15	0.1	450	541
8.375%, 06/17/19	0.4	2,645	3,220
8.250%, 01/15/14	0.1	600	691
8.000%, 01/15/16	0.6	4,200	4,851
7.750%, 01/14/31	0.9	6,323	7,185
7.500%, 09/25/24	2.0	14,006	15,792
Other Securities	0.3		2,508

			44,729

Poland — 1.6%
Republic of Poland
6.375%, 07/15/19	1.6	11,565	12,992

Qatar — 0.2%
Other Securities	0.2		1,954

Russia — 10.7%
Gaz Capital MTN
9.625%, 03/01/13	0.2	1,200	1,338
8.625%, 04/28/34	0.1	920	1,005
6.510%, 03/07/22	0.0	215	198
6.212%, 11/22/16	0.1	600	576
RSHB Capital
9.000%, 06/11/14 (E)	0.2	1,100	1,205
7.750%, 05/29/18	0.1	650	670
6.299%, 05/15/17	0.0	300	287

Description	Percentage of Net Assets (%)	Face Amount (Thousands) (1)	Market Value ($ Thousands)
Russian Federation Registered
12.750%, 06/24/28	1.1%	5,010	$8,342
7.500%, 03/31/30 (D)	7.0	51,092	55,466
VTB Capital
6.875%, 05/29/18	0.7	5,900	5,826
6.609%, 10/31/12 (E)	0.4	3,200	3,200
Other Securities	0.8		6,457

			84,570

Singapore — 0.2%
Other Securities	0.2		1,430

South Africa — 1.5%
Republic of South Africa
8.500%, 06/23/17	0.1	860	1,041
6.875%, 05/27/19	0.3	2,130	2,375
6.500%, 06/02/14	0.4	2,945	3,225
5.875%, 05/30/22	0.3	2,400	2,460
Other Securities	0.4		2,633

			11,734

South Korea — 1.3%
Export-Import Bank of Korea
8.125%, 01/21/14	0.6	3,820	4,376
5.875%, 01/14/15	0.1	995	1,049
Korea Development Bank
8.000%, 01/23/14	0.3	2,115	2,417
Republic of Korea
7.125%, 04/16/19	0.1	900	1,055
Other Securities	0.2		1,075

			9,972

Supra-National — 0.1%
Other Securities	0.1		1,145

Thailand — 0.1%
Other Securities	0.2		1,181

Trinidad & Tobago — 0.4%
Other Securities	0.4		3,090

Tunisia — 0.2%
Other Securities	0.2		1,889

Turkey — 5.8%
Republic of Turkey
11.875%, 01/15/30	0.1	450	726
9.500%, 01/15/14	0.1	750	880
8.000%, 02/14/34	0.3	2,200	2,500
7.635%, 02/02/11 (C)	0.3	3,900	2,354
7.500%, 11/07/19	0.3	2,190	2,414
7.500%, 07/14/17	0.2	1,350	1,488
7.375%, 02/05/25	0.5	3,820	4,119

24	SEI Institutional International Trust / Annual Report / September 30, 2009

Description	Percentage of Net Assets (%)	Face Amount (Thousands) (1)	Market Value ($ Thousands)

7.250%, 03/05/38	0.7%	5,530	$5,751
7.250%, 03/15/15	1.3	9,460	10,311
7.000%, 09/26/16	0.2	1,500	1,614
7.000%, 06/05/20	0.0	200	213
7.000%, 03/11/19	0.3	1,800	1,922
6.875%, 03/17/36	0.8	6,220	6,220
6.750%, 04/03/18	0.6	4,750	5,006
Other Securities	0.1		415

			45,933

Ukraine — 2.1%
Government of Ukraine
7.650%, 06/11/13	0.5	4,330	3,908
6.875%, 03/04/11 (E)	0.5	4,475	4,151
6.580%, 11/21/16 (E)	0.2	2,390	1,864
6.580%, 11/21/16	0.1	500	390
Other Securities	0.8		5,977

			16,290

United Arab Emirates — 2.3%
Jafz Sukuk
4.169%, 11/27/12 (B)	1.0	AED 31,500	7,676
Nakheel Development
3.173%, 12/14/09	0.8	5,800	5,916
Other Securities	0.5		4,523

			18,115

Uruguay — 2.9%
Republic of Uruguay PIK
7.875%, 01/15/33	0.4	2,863	3,104
Republic of Uruguay
9.250%, 05/17/17	0.5	3,475	4,187
8.000%, 11/18/22	1.5	10,870	12,175
7.625%, 03/21/36	0.4	2,600	2,743
6.875%, 09/28/25	0.1	601	616

			22,825

Venezuela — 5.6%
Government of Venezuela
13.625%, 08/15/18	0.1	600	618
9.375%, 01/13/34	0.3	3,330	2,564
9.250%, 05/07/28	0.6	6,330	4,795
9.250%, 09/15/27	0.1	1,070	861
9.000%, 05/07/23	0.6	5,770	4,385
8.500%, 10/08/14	0.1	916	815
7.650%, 04/21/25	1.0	12,125	8,033
7.000%, 03/31/38	0.0	100	60
6.000%, 12/09/20	0.2	2,020	1,237
5.750%, 02/26/16	0.2	2,000	1,470
1.505%, 04/20/11 (B)	1.9	17,006	15,221
Petroleos De Venezuela
5.375%, 04/12/27	0.2	3,555	1,698
5.250%, 04/12/17	0.3	3,585	2,196

			43,953

Description	Percentage of Net Assets (%)	Face Amount (Thousands) (1)/ Shares	Market Value ($ Thousands)

Vietnam — 0.2%
Other Securities	0.2%		$1,703

Yemen — 0.1%
Other Securities	0.1		725

Total Global Bonds (Cost $663,185) ($ Thousands)			722,917

LOAN PARTICIPATIONS — 3.7%
Connect International PIK
0.000%, 01/01/10* (A) (F)	1.1	9,501	8,354
Other Securities	2.5		20,487

Total Loan Participations (Cost $34,333) ($ Thousands)			28,841

COMMON STOCK — 0.6%
GVT Holding* (F)	0.6	199,627	4,547

Total Common Stock (Cost $981) ($ Thousands)			4,547

CONVERTIBLE BONDS — 0.4%
Other Securities	0.4		3,091

Total Convertible Bonds (Cost $2,826) ($ Thousands)			3,091

WARRANTS — 0.0%

Russia — 0.0%
Other Securities	0.0		—

Total Warrants (Cost $77) ($ Thousands)			—

DEPOSITS WITH COUNTERPARTY AS COLLATERAL FOR SWAP CONTRACTS (H) — 0.9%

United States — 0.9%
Other Securities	0.9		7,414

Total Deposits with Counterparty as Collateral for Swap Contracts (Cost $7,934) ($ Thousands)			7,414

AFFILIATED PARTNERSHIP — 0.2%

United States — 0.2%
SEI Liquidity Fund, L.P., 0.400%* (I) †	0.2	2,060,348	1,806

Total Affiliated Partnership (Cost $2,060) ($ Thousands)			1,806

SEI Institutional International Trust / Annual Report / September 30, 2009	25

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2009

Description	Percentage of Net Assets (%)	Face Amount (Thousands) (1)		Market Value ($ Thousands)

TIME DEPOSITS — 2.4%

United States — 2.4%
Brown Brothers Harriman
0.125%, 10/01/09	0.0%	EUR	99	$144
0.030%, 10/01/09	2.4		18,603	18,603

Total Time Deposits (Cost $18,747) ($ Thousands)				18,747

Total Investments — 99.6% (Cost $730,143) ($ Thousands)				$787,363

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2009, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/2/09	BRL	22,602	USD	12,348	$(339)
10/2/09-11/4/09	USD	19,354	BRL	35,896	758
10/9/09	USD	3,036	KRW	3,782,350	176
10/9/09-11/23/09	USD	4,183	TRY	6,238	3
10/21/09	MXP	14,792	USD	1,090	(2)
10/21/09	USD	1,130	MXP	14,792	(38)
10/26/09-10/28/09	EUR	14,544	USD	21,391	134

					$692

A summary of the open futures contracts held by the Fund at September 30, 2009, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
U.S. Long Treasury Bond	7	Dec-2009	$20
U.S. Long Treasury Note	20	Dec-2009	34

			$54

For the year ended September 30, 2009, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

26	SEI Institutional International Trust / Annual Report / September 30, 2009

A summary of outstanding swap agreements held by the Fund at September 30, 2009, is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)		Net Unrealized Depreciation ($ Thousands)
Merrill Lynch	Solar Gardens Ltd Term Loan Credit Facility	Cash Deposit Of Notional Amount	Price Return	12/30/09	NGN	288,900	$(263)
Merrill Lynch	Zaporozh Term Loan, 9.784% 12/31/17	Cash Deposit Of Notional Amount	Price Return	12/31/17		1,136	(475)

							$(738)

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Credit Suisse	Naftogaz Ukrainy, 8.125% 09/30/09	SELL	5.20	12/20/11	(750)	$(147)
Credit Suisse	Naftogaz Ukrainy, 8.125% 09/30/09	SELL	5.75	12/20/09	(3,600)	(439)
Credit Suisse	Republic of Kazakhstan	SELL	14.25	02/20/10	(550)	37

						$(549)

Percentages are based on a Net Assets of $790,597 ($ Thousands).

*	Rate shown is the 7-day effective yield as of September 30, 2009.

†	Affiliated security.

(1)	In U.S. dollars unless otherwise indicated.

(A)	Security in default on interest payments.

(B)	Variable Rate Security — The rate reported on the Summary Schedule of Investments is the rate in effect as of September 30, 2009.

(C)	Zero coupon security. The rate reported on the Summary Schedule of Investments is the effective yield at time of purchase.

(D)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on September 30, 2009. The coupon on a step bond changes on a specified date.

(E)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(F)	Securities considered illiquid. The total market value of such securities as of September 30, 2009 was $47,263($ Thousands) and represented 6.0% of Net Assets.

(G)	This security or a partial position of this security is on loan at September 30, 2009. The total market value of securities on loan at September 30, 2009 was $1,975 ($ Thousands) (See Note 9).

(H)	Cash on deposit with swap counterparty as collateral for outstanding swap contracts.

(I)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2009 was $1,806 ($ Thousands).

AED — United Arab Emirates Dirham

BRL — Brazilian Real

COP — Colombian Peso

EUR — Euro

ITL — Italian Lira

KRW — Korean Won

L.P. — Limited Partnership

MTN — Medium Term Note

MXP — Mexican Peso

NGN — Nigerian Naira

PIK — Payment-in-Kind

Ser — Series

TRY — New Turkish Lira

USD — U.S. Dollar

Amounts designated as “—” are $O or have been rounded to $O.

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). Footnotes above may apply to securities that are included in “other securities.” For further detail, the complete schedule of portfolio holdings is available (H) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$722,917	$—	$722,917
Loan Participations	—	2,211	26,630	28,841
Common Stock	4,547	—	—	4,547
Convertible Bonds	—	3,091	—	3,091
Warrants	—	—	—	—
Deposit with Counterparty as
Collateral for Swap Contracts	—	7,414	—	7,414
Affiliated Partnership	—	1,806	—	1,806
Time Deposits	—	18,747	—	18,747

Total Investments in Securities	$4,547	$756,186	$26,630	$787,363

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures	$54	$—	$—	$54
Forwards	—	692	—	692
Total Return Swaps	—	—	(738)	(738)
Credit Default Swaps	—	(549)	—	(549)

Total Other Financial Instruments	$54	$143	$(738)	$(541)

*	Other Financial Instruments are valued at unrealized appreciation/depreciation.

SEI Institutional International Trust / Annual Report / September 30, 2009	27

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Concluded)

September 30, 2009

The following is a reconciliation of the investments is which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Loan Participations	Swap Contracts
Beginning balance as of October 1, 2008	$36,055	$(31)
Accrued discounts/premiums	23	—
Realized gain/(loss)	222	361
Change in unrealized appreciation/(depreciation)	(13,038)	(707)
Net purchases/sales	3,368	(361)
Net transfer in and/or out of Level 3	—	—

Ending balance as of September 30, 2009	$26,630	$(738)

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date.	$(12,935)	$(707)

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

28	SEI Institutional International Trust / Annual Report / September 30, 2009

Statements of Assets and Liabilities ($ Thousands)

September 30, 2009

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
ASSETS:
Investments, at value (Cost $1,778,902, $735,326, $518,049 and $728,083, respectively)(1)	$2,003,990	$887,472	$540,455	$785,557
Affiliated investments, at value (Cost $245,785, $39,750, $1,712 and $2,060, respectively)	243,450	38,762	1,704	1,806
Cash	39,749	11,255	67,155	17,633
Foreign currency, at value (Cost $7,677, $4,609, $2,793 and $168, respectively)	7,698	4,637	2,814	168
Cash pledged as collateral for forward foreign currency contracts, futures contracts or swap contracts	—	—	625	2,655
Receivable for investment securities sold	31,204	31,697	1,881	2,620
Unrealized gain on forward foreign currency contracts	5,373	—	3,031	1,071
Receivable for fund shares sold	2,864	1,608	856	1,827
Dividends and interest receivable	4,604	2,033	6,679	11,864
Variation margin receivable	175	—	51	3
Foreign tax reclaim receivable	2,055	148	—	—
Margin Deposit	—	—	153	—
Unrealized gain on foreign currency spot contracts	194	—	—	—
Receivable for swap contracts terminated	—	—	119	—
Swap contracts, at value (Premiums paid $0, $0, $(48) and $0, respectively)	1,841	—	2,408	37
Total Assets	2,343,197	977,612	627,931	825,241
LIABILITIES:
Payable for investment securities purchased	103,032	14,600	77,129	25,954
Payable upon return of securities loaned	165,342	36,295	1,712	2,060
Unrealized loss on forward foreign currency contracts	5,983	—	8,248	379
Payable for fund shares redeemed	2,740	7,257	1,000	4,000
Swap contracts, at value (Premiums received $0, $0, $73 And $0, respectively)	1,341	—	1,080	1,324
Variation margin payable	638	—	108	2
Unrealized loss on foreign currency spot contracts	23	1	—	—
Administration fees payable	759	480	263	409
Investment advisory fees payable	701	695	66	272
Shareholder servicing fees payable	421	185	99	157
Trustees’ fees	5	2	1	2
Chief compliance officer fees payable	3	1	1	1
Administration servicing fees payable	2	—	—	—
Other accrued expenses	399	303	65	84
Accrued foreign capital gains tax on appreciated securities	—	1,013	—	—
Total Liabilities	281,389	60,832	89,772	34,644
Net Assets	$2,061,808	$916,780	$538,159	$790,597
NET ASSETS:
Paid in Capital (unlimited authorization — no par value)	$3,134,211	$1,045,404	$582,005	$814,879
Undistributed (Distributions in excess of) net investment income	(2,486)	3,367	(33,391)	187
Accumulated net realized loss on investments, futures contracts, option contracts, foreign currency contracts and swap contracts	(1,293,069)	(282,268)	(28,087)	(81,160)
Net unrealized appreciation on investments	222,753	151,158	22,398	57,220
Net unrealized appreciation (depreciation) on futures contracts	223	—	(597)	54
Net unrealized appreciation (depreciation) on swap contracts	500	—	1,449	(1,287)
Net unrealized appreciation (depreciation) on foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(324)	132	(5,618)	704
Accumulated foreign capital gains tax on appreciated securities	—	(1,013)	—	—
Net Assets	$2,061,808	$916,780	$538,159	$790,597
Net Asset Value, Offering and Redemption Price Per Share — Class A ($2,053,410,569 ÷ 260,442,943 shares, $916,779,989 ÷ 95,147,546 shares, $538,159,277 ÷ 52,723,777 shares, $790,597,127 ÷ 77,196,426 shares, respectively.)	$7.88	$9.64	$10.21	$10.24
Net Asset Value, Offering and Redemption Price Per Share — Class I ($8,396,973 ÷ 1,064,683 shares)	$7.89	N/A	N/A	N/A

(1)	Included in “Investments, at value” is the market value of securities on loan in the amounts of $155,229, $34,648, $1,666 and $1,975, ($Thousands), respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2009	29

Statements of Operations ($ Thousands)

For the year ended September 30, 2009

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$54,898	$22,121	$4	$—
Dividends from Affiliated Securities(1)	449	29	—	—
Interest	3,481	86	20,599	66,007
Security Lending Income — Net(2)	2,620	774	3	104
Less: Foreign Taxes Withheld	(4,475)	(1,969)	—	(10)
Total Investment Income	56,973	21,041	20,606	66,101
Expenses:
Investment Advisory Fees	8,743	7,236	796	5,706
Administration Fees	7,791	4,479	3,185	4,363
Shareholder Servicing Fees — Class A	4,313	1,723	1,327	1,678
Shareholder Servicing Fees — Class I	15	—	—	—
Admin Servicing Fees — Class I	15	—	—	—
Trustees’ Fees	35	14	11	14
Chief Compliance Officer Fees	14	5	4	6
Custodian/Wire Agent Fees	756	644	74	64
Printing Fees	227	89	79	93
Professional Fees	187	226	56	68
Overdraft Fees	83	68	35	66
Interest Expense on Reverse Repurchase Agreements	52	—	—	—
Registration Fees	49	20	14	18
Other Expenses	145	66	59	52
Total Expenses	22,425	14,570	5,640	12,128
Less:
Waiver of Investment Advisory Fees	(150)	(997)	—	(2,927)
Waiver of Shareholder Servicing Fees — Class A	—	—	(243)	—
Fees Paid Indirectly(1)	(69)	—	—	—
Net Expenses	22,206	13,573	5,397	9,201
Net Investment Income	34,767	7,468	15,209	56,900
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) from:
Investments	(879,403)	(260,714)	(22,920)	(74,861)
Futures Contracts	(55,325)	—	942	1,054
Written Options	—	—	—	266
Swap Contracts	(69,214)	—	(937)	3,252
Foreign Currency Transactions	(13,765)	(612)	8,926	(6,197)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	662,317	322,929	63,427	117,778
Affiliated Investments	(341)	(43)	(8)	28
Futures Contracts	6,424	—	(1,454)	33
Written Options	—	—	—	(254)
Swap Contracts	20,467	—	1,524	(4,018)
Foreign Capital Gains Tax on Appreciated Securities	—	(991)	—	—
Foreign Currency Transactions	13,255	223	(25,944)	(993)
Net Realized and Unrealized Gain (Loss)	(315,585)	60,792	23,556	36,088
Net Increase (Decrease) in Net Assets Resulting from Operations	$(280,818)	$68,260	$38,765	$92,988

(1)	See Note 5 in Notes to Financial Statements.
(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

30	SEI Institutional International Trust / Annual Report / September 30, 2009

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

	International Equity Fund		Emerging Markets Equity Fund
	2009	2008	2009	2008
Operations:
Net Investment Income	$34,767	$72,670	$7,468	$12,423
Net Realized Gain (Loss) from Investments, Affiliated Investments, Futures Contracts, Written Options and Swap Contracts	(1,003,942)	(258,698)	(260,714)	215,399
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	(13,765)	(5,623)	(612)	(1,094)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Futures Contracts, Written Options and Swap Contracts	688,867	(1,203,717)	322,886	(726,733)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Capital Tax Gains on Appreciated Securities	—	66	(991)	2,322
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies, and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	13,255	(15,772)	223	(470)
Net Increase (Decrease) in Net Assets Resulting from Operations	(280,818)	(1,411,074)	68,260	(498,153)
Dividends and Distributions from:
Net Investment Income:
Class A	(41,196)	(93,239)	(10,169)	(6,962)
Class I	(89)	(335)	—	—
Net Realized Gains:
Class A	—	(423,708)	(154,334)	(337,463)
Class I	—	(1,715)	—	—
Total Dividends and Distributions	(41,285)	(518,997)	(164,503)	(344,425)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	1,137,018	769,174	318,878	345,735
Reinvestment of Dividends & Distributions	39,508	492,950	157,509	331,075
Cost of Shares Redeemed	(1,130,315)	(1,041,575)	(429,094)	(645,731)
Increase in Net Assets Derived from Class A Transactions	46,211	220,549	47,293	31,079
Class I:
Proceeds from Shares Issued	4,670	4,758	—	—
Reinvestment of Dividends & Distributions	89	2,016	—	—
Cost of Shares Redeemed	(3,101)	(10,601)	—	—
Increase (Decrease) in Net Assets Derived from Class I Transactions	1,658	(3,827)	—	—
Increase in Net Assets Derived from Capital Share Transactions	47,869	216,722	47,293	31,079
Net Decrease in Net Assets	(274,234)	(1,713,349)	(48,950)	(811,499)
Net Assets:
Beginning of Year	2,336,042	4,049,391	965,730	1,777,229
End of Year	$2,061,808	$2,336,042	$916,780	$965,730
Undistributed Net Investment Income Included in Net Assets at End of Year	$(2,486)	$15,358	$3,367	$6,621
Share Transactions:
Class A:
Shares Issued	170,747	62,451	44,440	20,424
Reinvestment of Distributions	6,291	35,290	28,647	18,345
Shares Redeemed	(179,952)	(83,663)	(62,439)	(36,985)
Total Class A Transactions	(2,914)	14,078	10,648	1,784
Class I:
Shares Issued	789	357	—	—
Reinvestment of Distributions	14	145	—	—
Shares Redeemed	(479)	(824)	—	—
Total Class I Transactions	324	(322)	—	—
Net Increase (Decrease) in Shares Outstanding From Share Transactions	(2,590)	13,756	10,648	1,784

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2009	31

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

	International Fixed Income Fund		Emerging Markets Debt Fund
	2009	2008	2009	2008
Operations:
Net Investment Income	$15,209	$26,802	$56,900	$59,866
Net Realized Gain (Loss) from Investments, Affiliated Investments, Futures Contracts, Written Options and Swap Contracts	(22,915)	(3,078)	(70,289)	5,401
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	8,926	(17,617)	(6,197)	1,170
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Futures Contracts, Written Options and Swap Contracts	63,489	(62,704)	113,567	(123,294)
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies, and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(25,944)	35,566	(993)	2,312
Net Increase (Decrease) in Net Assets Resulting from Operations	38,765	(21,031)	92,988	(54,545)
Dividends and Distributions from:
Net Investment Income:
Class A	(57,885)	(10,040)	(60,833)	(70,236)
Net Realized Gains:
Class A	—	—	—	(28,377)
Total Dividends and Distributions	(57,885)	(10,040)	(60,833)	(98,613)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	160,142	179,908	363,248	282,654
Reinvestment of Dividends & Distributions	55,164	9,540	55,708	93,090
Cost of Shares Redeemed	(361,351)	(263,795)	(537,868)	(347,834)
Increase in Net Assets Derived from Capital Share Transactions	(146,045)	(74,347)	(118,912)	27,910
Net Decrease in Net Assets	(165,165)	(105,418)	(86,757)	(125,248)
Net Assets:
Beginning of Year	703,324	808,742	877,354	1,002,602
End of Year	$538,159	$703,324	$790,597	$877,354
Undistributed (Distributions in excess of) Net Investment Income Included in Net Assets at End of Year	$(33,391)	$745	$187	$10,250
Share Transactions:
Class A:
Shares Issued	16,650	16,595	43,772	27,097
Reinvestment of Distributions	6,009	882	6,654	8,865
Shares Redeemed	(37,149)	(24,385)	(66,241)	(33,787)
Total Class A Transactions	(14,490)	(6,908)	(15,815)	2,175

The accompanying notes are an integral part of the financial statements.

32	SEI Institutional International Trust / Annual Report / September 30, 2009

Financial Highlights

For the years ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)**		Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)**		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Equity Fund
Class A
2009	$8.85	$0.13	$(0.94)	$(0.81)	$(0.16)	$—	$(0.16)	$7.88	(8.73)%	$2,053,411	1.28	%(2)(3)	1.28	%(2)(3)	1.29%		2.01%	154%
2008	16.18	0.27	(5.52)	(5.25)	(0.34)	(1.74)	(2.08)	8.85	(36.96)	2,329,504	1.25	(2)(3)	1.26	(2)(3)	1.26	(2)	2.15	218
2007	14.07	0.28	2.89	3.17	(0.47)	(0.59)	(1.06)	16.18	23.56	4,032,236	1.32	(2)(3)	1.33	(2)(3)	1.33	(2)	1.85	172
2006	12.14	0.24	1.97	2.21	(0.28)	—	(0.28)	14.07	18.50	3,491,007	1.32	(2)	1.33	(2)	1.33	(2)	1.85	118
2005	9.81	0.16	2.40	2.56	(0.23)	—	(0.23)	12.14	26.33	3,227,258	1.24		1.24		1.24		1.50	80
Class I
2009	$8.82	$0.13	$(0.94)	$(0.81)	$(0.12)	$—	$(0.12)	$7.89	(8.80)%	$8,397	1.53	%(2)(3)	1.53	%(2)(3)	1.54%		1.97%	154%
2008	16.13	0.22	(5.49)	(5.27)	(0.30)	(1.74)	(2.04)	8.82	(37.14)	6,538	1.50	(2)(3)	1.51	(2)(3)	1.51	(2)	1.72	218
2007	14.04	0.25	2.88	3.13	(0.45)	(0.59)	(1.04)	16.13	23.25	17,155	1.57	(2)(3)	1.58	(2)(3)	1.58	(2)	1.66	172
2006	12.12	0.23	1.94	2.17	(0.25)	—	(0.25)	14.04	18.20	13,401	1.59	(2)	1.59	(2)	1.59	(2)	1.77	118
2005	9.81	0.14	2.38	2.52	(0.21)	—	(0.21)	12.12	25.86	7,952	1.49		1.49		1.49		1.28	80
Emerging Markets Equity Fund
Class A
2009	$11.43	$0.08	$0.18	$0.26	$(0.10)	$(1.95)	$(2.05)	$9.64	16.40%	$916,780	1.97	%(4)	1.97	%(4)	2.11%		1.08%	80%
2008	21.49	0.14	(5.64)	(5.50)	(0.08)	(4.48)	(4.56)	11.43	(33.33)	965,730	1.99	(4)	1.99	(4)	2.08		0.85	94
2007	16.67	0.08	7.22	7.30	(0.08)	(2.40)	(2.48)	21.49	48.27	1,777,229	1.97	(4)	1.97	(4)	2.05		0.44	79
2006	15.94	0.11	2.32	2.43	(0.10)	(1.60)	(1.70)	16.67	16.46	1,336,574	1.96		1.97		2.06		0.65	65
2005	11.10	0.14	4.80	4.94	(0.10)	—	(0.10)	15.94	44.68	1,354,502	1.95		1.96		2.05		1.05	69
International Fixed Income Fund
Class A
2009	$10.46	$0.28	$0.53	$0.81	$(1.06)	$—	$(1.06)	$10.21	8.85%	$538,159	1.02	%(5)	1.02	%(5)	1.06%		2.86%	170%
2008	10.91	0.37	(0.68)	(0.31)	(0.14)	—	(0.14)	10.46	(2.89)	703,324	1.02	(5)	1.02	(5)	1.04		3.45	147
2007	10.86	0.36	(0.11)	0.25	(0.20)	—	(0.20)	10.91	2.34	808,742	1.02	(5)	1.02	(5)	1.04		3.29	215
2006	11.72	0.28	(0.49)	(0.21)	(0.34)	(0.31)	(0.65)	10.86	(1.64)	841,903	1.01		1.01		1.03		2.61	194
2005	12.22	0.28	0.15	0.43	(0.89)	(0.04)	(0.93)	11.72	3.01	880,923	1.00		1.00		1.04		2.24	145
Emerging Markets Debt Fund
Class A
2009	$9.43	$0.71	$0.85	$1.56	$(0.75)	$—	$(0.75)	$10.24	18.62%	$790,597	1.37	%(6)	1.37	%(6)	1.81%		8.47%	73%
2008	11.04	0.62	(1.18)	(0.56)	(0.74)	(0.31)	(1.05)	9.43	(5.71)	877,354	1.37	(6)	1.37	(6)	1.79		5.94	83
2007	11.28	0.60	0.47	1.07	(0.65)	(0.66)	(1.31)	11.04	10.03	1,002,602	1.37	(6)	1.37	(6)	1.79		5.47	81
2006	11.81	0.56	0.34	0.90	(0.80)	(0.63)	(1.43)	11.28	8.68	828,343	1.36		1.36		1.78		5.03	108
2005	10.74	0.66	1.31	1.97	(0.63)	(0.27)	(0.90)	11.81	19.34	1,143,845	1.35		1.35		1.79		6.03	85

*	Includes Fees Paid Indirectly. See Note 5 in Notes to Financial Statements.
**	See Note 5 in Notes to Financial Statements.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)	Per share net investment income (loss) and net realized and unrealized gains/(losses) calculated using average shares.
(2)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios for Class A and I shares would have been 1.28% and 1.53%, respectively, for 2009 and 2008, and 1.24% and 1.49%, respectively, for 2007 and 2006.
(3)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios for Class A and I shares would have been 1.28% and 1.53%, respectively for 2009, 1.25% and 1.50%, respectively for 2008 and 1.32% and 1.57%, respectively for 2007.
(4)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.96% for 2009, 2008 and 2007.
(5)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.01%, 1.02% and 1.01%, for 2009, 2008 and 2007, respectively.
(6)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.36% for 2009, 2008 and 2007.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2009	33

Notes to Financial Statements

September 30, 2009

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with five funds: the International Equity Fund, the Tax-Managed International Equity Fund, the Emerging Markets Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund (together the “Funds”). The Trust’s prospectuses provide a description of each Fund’s investment objectives, policies, and strategies. The Trust is registered to offer Class A shares of each of the Funds and the International Equity Fund is registered to offer Class I shares.

As of September 30, 2009, the Tax-Managed International Equity Fund had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

Financial Accounting Standards Board (“FASB”) Launches Accounting Standards Codification — The FASB previously issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards CodificationTM” and the Hierarchy of Generally Accepted Accounting Principles (“ASC 105”). ASC 105 established the FASB Accounting Standards CodificationTM (“Codification” or “ASC”) as the single source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification have become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP was not intended to be changed as a result of the FASB’s Codification project, but it has changed the way the guidance is organized and presented. As a result, these changes have had an impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust has implemented the Codification as of September 30, 2009.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a

34	SEI Institutional International Trust / Annual Report / September 30, 2009

Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee Meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. generally accepted accounting principles, Fair Value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. For the year ended September 30, 2009, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Reverse Repurchase Agreements — The International Equity and Emerging Markets Equity Funds may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in an account with the broker. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. During the year ended September 30, 2009, the International Equity Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $3,195,246, with an average interest rate of 1.64% and paid interest of $51,785. At September 30, 2009, there were no open reverse repurchase agreements.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — A Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time

SEI Institutional International Trust / Annual Report / September 30, 2009	35

Notes to Financial Statements (Continued)

September 30, 2009

forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

Futures Contracts — The International Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund utilized futures contracts during the year ended September 30, 2009. The Funds may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. The Funds utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

Equity-Linked Warrants — The International Equity and Emerging Markets Equity Funds each may invest in equity-linked warrants. These Funds purchase the equity-linked warrants from a broker, who in turn purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stocks, therefore the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock, less transaction costs. In addition to the market risk of the underlying holding, these Funds bear additional counterparty risk to the issuing broker. There is currently no active trading market for equity-linked warrants.

Swap Agreements — A Fund’s investments in swap contracts is mainly used as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

Counterparty risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. In connection with outstanding credit-default swaps as of September 30, 2009, the Emerging Markets Debt Fund has deposits in the amount of $7,414,292 with the counterparty as collateral.

36	SEI Institutional International Trust / Annual Report / September 30, 2009

Options Written/Purchased — A Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — The Emerging Markets Debt Fund invests in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans

(“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Classes — Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is

SEI Institutional International Trust / Annual Report / September 30, 2009	37

Notes to Financial Statements (Continued)

September 30, 2009

recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

A Fund enters into credit default swaps to simulate long and short bond positions that are either unavailable or considered to be less attractively priced in the bond market. A Fund uses these swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Trust on behalf of a Fund and the counterparty.

As of September 30, 2009, the International Fixed Income and the Emerging Markets Debt Funds are the buyers (“receiving protection”) on a total notional amount of $6.2 million and $0.0 million, respectively and are the sellers (“providing protection”) on a total notional amount of $7.4 million and $4.9 million, respectively. The notional amounts of the swaps are not recorded in the financial statements. The notional amount does approximate the maximum potential amount of future payments that the Funds could be required to make if the Funds were the sellers of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Funds are providing protection at balance sheet date are summarized as follows:

INTERNATIONAL FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$43,629	$—	$—	$106,860	$150,489
Maximum potential amount of future payments	$350,000	$—	$—	$7,016,210	$7,366,210
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	$—	$—	$—	$—	$—
Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of a triggering event	$—	$—	$—	$50,820	$50,820

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

38	SEI Institutional International Trust / Annual Report / September 30, 2009

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
INTERNATIONAL FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)[1]
0-100	$—	$—	$—	$—	$—	$—
101-250	$—	$—	$350,000	$—	$—	$350,000
251-500	$—	$—	$—	$—	$—	$—
501-1,000	$—	$—	$7,016,210	$—	$—	$7,016,210
> than 1,000	$—	$—	$—	$—	$—	$—
Total	$—	$—	$7,366,210	$—	$—	$7,366,210

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap

EMERGING MARKETS DEBT FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$—	$(549,351)	$—	$—	$(549,351)
Maximum potential amount of future payments	$—	$4,900,000	$—	$—	$4,900,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	$—	$—	$—	$—	$—
Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of a triggering event	$—	$4,350,000	$—	$—	$4,350,000

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
EMERGING MARKETS DEBT FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)[1]
0-500	$550,000	$—	$—	$—	$—	$550,000
501-8,000	$—	$—	$—	$—	$—	$—
8,001-9,000	$—	$—	$750,000	$—	$—	$750,000
9,001-10,000	$3,600,000	$—	$—	$—	$—	$3,600,000
> than 10,000	$—	$—	$—	$—	$—	$—
Total	$4,150,000	$—	$750,000	$—	$—	$4,900,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

4. DERIVATIVE TRANSACTIONS

The fair value of derivative instruments as of September 30, 2009 was as follows:

	Asset Derivatives			Liability Derivatives
	Year ended September 30, 2009 ($ Thousands)			Year ended September 30, 2009 ($ Thousands)
Contract Type	Statements of Assets & Liabilities Location	Fair Value		Statements of Assets & Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

International Equity Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$—	*	Net Assets — Unrealized depreciation on futures contracts	$33	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	5,373		Unrealized loss on forward foreign currency contracts	5,983
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	1,841		Net Assets — Unrealized depreciation on swap contracts	—
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	1,374	*	Net Assets — Unrealized depreciation on futures contracts	1,118	*
	Net Assets — Unrealized appreciation on swap contracts	—		Net Assets — Unrealized depreciation on swap contracts	1,341

Total Derivatives not accounted for as hedging instruments		$8,588			$8,475

SEI Institutional International Trust / Annual Report / September 30, 2009	39

Notes to Financial Statements (Continued)

September 30, 2009

	Asset Derivatives			Liability Derivatives
	Year ended September 30, 2009 ($ Thousands)			Year ended September 30, 2009 ($ Thousands)
Contract Type	Statements of Assets & Liabilities Location	Fair Value		Statements of Assets & Liabilities Location	Fair Value

International Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$268	*	Net Assets — Unrealized depreciation on futures contracts	$865	*
	Net Assets — Unrealized appreciation on swap contracts	2,258		Net Assets — Unrealized depreciation on swap contracts	954
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	3,031		Unrealized loss on forward foreign currency contracts	8,248
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	201		Net Assets — Unrealized depreciation on swap contracts	56

Total Derivatives not accounted for as hedging instruments		$5,758			$10,123

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$54	*	Net Assets — Unrealized depreciation on futures contracts	$—	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,071		Unrealized loss on forward foreign currency contracts	379
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	37		Net Assets — Unrealized depreciation on swap contracts	1,324

Total Derivatives not accounted for as hedging instruments		$1,162			$1,703

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2009 is as follows:

Amount of realized Gain or (Loss) on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total

International Equity Fund
Interest rate contracts	$—	$(1,381)	$—	$—	$(1,381)
Foreign exchange contracts	—	—	(14,888)	—	(14,888)
Credit contracts	—	—	—	(58,078)	(58,078)
Equity contracts	—	(53,944)	—	(11,136)	(65,080)
Total	$—	$(55,325)	$(14,888)	$(69,214)	$(139,427)

International Fixed Income Fund
Interest rate contracts	$—	$942	$—	$(355)	$587
Foreign exchange contracts	91	—	9,227	—	9,318
Credit contracts	—	—	—	(582)	(582)
Total	$91	$942	$9,227	$(937)	$9,323

Emerging Markets Debt Fund
Interest rate contracts	$361	$1,054	$—	$(446)	$969
Foreign exchange contracts	—	—	5,258	—	5,258
Credit contracts	—	—	—	3,698	3,698
Total	$361	$1,054	$5,258	$3,252	$9,925

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total

International Equity Fund
Interest rate contracts	$—	$(1,402)	$—	$—	$(1,402)
Foreign exchange contracts	—	—	12,428	—	12,428
Credit contracts	—	—	—	9,259	9,259
Equity contracts	—	7,826	—	11,208	19,034
Total	$—	$6,424	$12,428	$20,467	$39,319

International Fixed Income Fund
Interest rate contracts	$—	$(1,454)	$—	$1,398	$(56)
Foreign exchange contracts	(23)	—	(26,102)	—	(26,125)
Credit contracts	—	—	—	126	126
Total	$(23)	$(1,454)	$(26,102)	$1,524	$(26,055)

40	SEI Institutional International Trust / Annual Report / September 30, 2009

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total

Emerging Markets Debt Fund
Interest rate contracts	$(150)	$33	$—	$(948)	$(1,065)
Foreign exchange contracts	155	—	(1,454)	—	(1,299)
Credit contracts	—	—	—	(3,070)	(3,070)
Total	$5	$33	$(1,454)	$(4,018)	$(5,434)

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Written options transactions for the year ended September 30, 2009 are summarized as follows:

Emerging Markets Debt Fund
	Number of Contracts	Premium Received ($ Thousands)
Balance at the beginning of year	40,669,200	$266
Written	—	—
Expired	(40,669,200)	(266)
Closing buys	—	—
Balance at the end of year	—	$—

5. ADMINISTRATION, INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration & Transfer Agency Agreement — The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an amended and restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of the respective funds, as presented below:

International Equity Fund	0.45%
Emerging Markets Equity Fund	0.65%
International Fixed Income Fund	0.60%
Emerging Markets Debt Fund	0.65%

However, the Administrator has voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations adopted by the Administrator as presented below. In the event that the total annual expenses of a Fund, after reflecting a waiver of all fees by the Administrator, exceed the specific limitation, the Administrator has agreed to bear such excess. Any such waiver is voluntary and may be terminated at any time at the Administrator’s sole discretion. At September 30, 2009, there were no such waivers in each Fund.

	International Equity Fund		Emerging Markets Equity Fund		International Fixed Income Fund		Emerging Markets Debt Fund
Class A	1.28	%*†	1.96	%†	1.02	%†	1.36	%†
Class I	1.53	%*†	—		—		—

* The expense cap excludes interest expense on reverse repurchase agreements.

† The expense cap excludes overdraft fees.

Investment Advisory Agreement —SEI Investments Management Corporation (“SIMC”) acts as the Investment Adviser for the Funds under an amended and restated Investment Advisory Agreement dated December 17, 2002 under which SIMC receives annual fees, based on the average daily net assets of the respective funds, as presented below:

International Equity Fund	0.505%
Emerging Markets Equity Fund	1.050%
International Fixed Income Fund	0.150%
Emerging Markets Debt Fund	0.850%

However, SIMC has also voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations adopted by the Adviser as presented above.

As of September 30, 2009, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser
International Equity Fund
Acadian Asset Management, Inc.
AXA Rosenberg Investment Management LLC
Declaration Management & Research LLC
INTECH Investment Management, LLC
McKinley Capital Management, Inc.
Principal Global Investors, LLC
Quantitative Management Associates LLC
Wellington Management Company, LLP
Emerging Markets Equity Fund
AllianceBernstein L.P.
Artisan Partners Limited Partnership
AXA Rosenberg Investment Management LLC
PanAgora Asset Management, Inc.
Rexiter Capital Management Limited
The Boston Company Asset Management LLC
International Fixed Income Fund
AllianceBernstein L.P.
BlackRock Financial Management, Inc.
Fidelity International Investment Advisors (UK) Limited (delegates to Fidelity International Investment Advisors)
UBS Global Asset Management (Americas) Inc.
Wellington Management Company, LLP
Emerging Markets Debt Fund
Ashmore Investment Management Limited
ING Investment Management Advisors, B.V.
Stone Harbor Investment Partners LP

SEI Institutional International Trust / Annual Report / September 30, 2009	41

Notes to Financial Statements (Continued)

September 30, 2009

Under the investment sub-advisory agreements, each party receives an annual fee, paid by SIMC.

Distribution Agreement — SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under an amended and restated Distribution Agreement dated September 16, 2002. The Trust has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefrom. Such plans provide fees payable to the Distributor equal to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

	Shareholder Servicing Fees	Administrative Servicing Fees
International Equity Fund
Class A	0.25%	—
Class I	0.25%	0.25%
Emerging Markets Equity Fund
Class A	0.25%	—
International Fixed Income Fund
Class A	0.25%	—
Emerging Markets Debt Fund
Class A	0.25%	—

The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions. For the year ended September 30, 2009, the Distributor received no brokerage commissions.

Under both the Shareholder Servicing Plan and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties.

However, the Distributor has also voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations as agreed upon by the Distributor as presented above.

For the year ended September 30, 2009, the Distributor retained 100% of both shareholder servicing fees, less the waiver, and administration servicing fees.

Investment in Affiliated Securities — The Funds may invest excess cash in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund. Additionally, the Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund L.P., also an affiliated fund.

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Trustees of the Administrator or the Distributor, a wholly owned subsidiary of SEI. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings.

The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2009, can be found on the Statement of Operations and Financial Highlights, respectively.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturity of securities, other than short-term investments, during the year ended September 30, 2009, were as follows:

	Purchases ($ Thousands)	Sales and Maturities ($ Thousands)
International Equity Fund
US Government	$555,209	$846,642
Other	2,011,948	2,052,700
Emerging Markets Equity Fund
US Government	—	—
Other	558,291	676,202
International Fixed Income Fund
US Government	114,712	143,546
Other	626,224	737,335
Emerging Markets Debt Fund
US Government	—	—
Other	441,453	558,139

7. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

42	SEI Institutional International Trust / Annual Report / September 30, 2009

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to paydown reclassifications, foreign currency transactions, net investment losses, investment in partnerships, swaps, passive foreign investment companies and municipal bonds. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts as of September 30, 2009:

	Undistributed Net Investment Income/(Loss) ($ Thousands)	Accumulated Realized Gain/ (Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)
International Equity Fund	$(11,326)	$13,631	$(2,305)
Emerging Markets Equity Fund	(553)	553	—
International Fixed Income Fund	8,540	(8,562)	22
Emerging Markets Debt Fund	(6,130)	6,130	—

These reclassifications had no impact on the net assets or net asset value per share of the Funds.

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Totals ($ Thousands)
International Equity Fund	2009	$41,285	$—	$41,285
	2008	266,737	252,260	518,997
Emerging Markets Equity Fund	2009	10,171	154,332	164,503
	2008	91,523	252,902	344,425
International Fixed Income Fund	2009	57,885	—	57,885
	2008	10,040	—	10,040

Emerging Markets Debt Fund	2009	60,833	—	60,833
	2008	81,803	16,810	98,613

As of September 30, 2009, the components of Accumulated Losses were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)
International Equity Fund	$—	$—	$(432,652)	$(747,423)
Emerging Markets Equity Fund	5,455	—	(33,118)	(202,302)
International Fixed Income Fund	5,034	—	(5,360)	(23,329)
Emerging Markets Debt Fund	23,593	—	(14,696)	(60,401)

	Post October Currency Losses ($ Thousands)	Unrealized Appreciation ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Accumulated Losses ($ Thousands)
International Equity Fund	$—	$107,235	$437	$(1,072,403)
Emerging Markets Equity Fund	—	101,341	—	(128,624)
International Fixed Income Fund	(34,460)	18,236	(3,967)	(43,846)
Emerging Markets Debt Fund	—	50,635	(23,413)	(24,282)

Post-October losses represent losses realized on investment transactions from November 1, 2008 through September 30, 2009, that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2015 ($ Thousands)	Expires 2017 ($ Thousands)	Total Capital Loss Carryforward 09/30/09 ($ Thousands)
International Equity Fund	$—	$432,652	$432,652
Emerging Markets Equity Fund	—	33,118	33,118
International Fixed Income Fund	3,797	1,563	5,360
Emerging Markets Debt Fund	—	14,696	14,696

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation on investments, at September 30, 2009 for each Fund is as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
International Equity Fund	$2,140,527	$272,518	$(165,605)	$106,913
Emerging Markets Equity Fund	824,012	188,244	(86,022)	102,222
International Fixed Income Fund	519,884	34,214	(11,939)	22,275
Emerging Markets Debt Fund	736,145	86,199	(34,981)	51,218

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

Each Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The

SEI Institutional International Trust / Annual Report / September 30, 2009	43

Notes to Financial Statements (Concluded)

September 30, 2009

International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the International Fixed Income Fund and Emerging Markets Debt Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Certain securities held by the Funds are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers are estimates that may differ from the value that would be realized if the securities were sold. At September 30, 2009, the total value of these securities represented approximately 4% of the net assets of the Emerging Markets Debt Fund.

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, Management believes that based on experience, the risk of loss from such claims is considered remote.

9. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

10. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 30, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

11. OTHER MATTERS (Unaudited)

Due to volatility in the fixed income and equity markets, the market value of some of the Fund’s holdings may currently be lower than shown in the Summary Schedules of Investments (“SOI”). The values shown in the SOI’s were the market values as of September 30, 2009 and do not reflect any market events after September 30, 2009.

44	SEI Institutional International Trust / Annual Report / September 30, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

SEI Institutional International Trust:

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the SEI Institutional International Trust comprising the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (collectively, the “Funds”) as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or period ended September 30, 2005, were audited by other auditors, whose report dated November 29, 2005 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional International Trust as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 30, 2009

SEI Institutional International Trust / Annual Report / September 30, 2009	45

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2009.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 63 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	80	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P., and SEI Multi-Strategy Funds plc.
William M. Doran 1701 Market Street Philadelphia, PA 19103 69 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	80	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd.
TRUSTEES
James M. Storey One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 1995	Attorney, sole practitioner since 1994. Partner, Dechert Price & Rhoads, September 1987- December 1993.	80	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and U.S. Charitable Gift Trust.

*Messrs.	Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]Each

trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

46	SEI Institutional International Trust / Annual Report / September 30, 2009

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	Trustee	since 1996	Self-Employed Consultant, Newfound Consultants Inc. since April 1997.	80	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P. member of the independent review committee for SEI’s Canadian registered mutual funds.
Rosemarie B. Greco One Freedom Valley Drive Oaks, PA 19456 63 yrs. old	Trustee	since 1999	Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania since 2003. Founder and Principal, Grecoventures Ltd. from 1999 to 2002.	80	Director, Sonoco, Inc.; Director, Exelon Corporation; Trustee, Pennsylvania Real Estate Investment Trust.
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 52 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	80	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 62 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002.	80	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 67 yrs. old	Trustee	since 2007	Private Investor since 1994.	80	Trustee of the Advisors’ Inner Circle Fund, The Advisor’s Inner Circle Fund II, and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 66 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	80	Director of Colonial BancGroup, Inc. and Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation).
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 63 yrs. old	President & CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Stephen F. Panner One Freedom Valley Drive, Oaks, PA 19456 39 yrs. old	Controller and Chief Financial Officer	since 2005	Fund Accounting Director of the Administrator since 2005. Fund Administration Manager, Old Mutual Fund Services, 2000-2005. Chief Financial Officer, Controller and Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2004-2005. Assistant Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2000-2004. Assistant Treasurer, Old Mutual Advisors Fund, 2004-2005.	N/A	N/A

SEI Institutional International Trust / Annual Report / September 30, 2009	47

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Chief Compliance Officer	since 2006

Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structural Credit Fund, LP and SEI Alpha Strategy Portfolio, LP since June 2007. Director of Investment Product Management and Development of SIMC, February 2003-March 2006.

				N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 41 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999. Assistant Secretary of SIMC, the Administrator and the Distributor and Vice President of the Distributor, 1999-2003.	N/A	N/A
James Ndiaye One Freedom Valley Drive Oaks, PA 19456 41 yrs. old	Vice President and Assistant Secretary	since 2005	Vice President and Assistant Secretary of SIMC since 2005. Vice President, Deutsche Asset Management (2003-2004). Associate, Morgan, Lewis & Bockius LLP (2000-2003).	N/A	N/A
Michael T. Pang One Freedom Valley Drive Oaks, PA 19456 37 yrs. old	Vice President and Assistant Secretary	since 2005	Vice President and Assistant Secretary of SIMC since 2005. Counsel, Caledonian Bank & Trust’s Mutual Funds Group (2004). Counsel, Permal Asset Management (2001-2004).	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007). Associate at Flaster/Greenberg, P.C. (2000-2004).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 33 yrs. Old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
John J. McCue One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Vice President	since 2004	Director of Portfolio Implementations for SIMC since 1995. Managing Director of Money Market Investments for SIMC since 2003.	N/A	N/A
Andrew S. Decker One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Anti-Money Laundering Compliance Officer	since 2008	Compliance Officer and Product Manager, SEI 2005-2008. Vice President, Old Mutual Capital, 2000-2005.	N/A	N/A

[1]Each

trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

48	SEI Institutional International Trust / Annual Report / September 30, 2009

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Annualized Expense Ratios	Expenses Paid During Period*
International Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,448.50	1.27%	$7.82
Class I	$1,000.00	$1,447.70	1.52%	$9.35
Hypothetical 5% Return
Class A	$1,000.00	$1,018.68	1.27%	$6.45
Class I	$1,000.00	$1,017.43	1.52%	$7.70
Emerging Markets Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,625.60	1.97%	$12.96
Hypothetical 5% Return
Class A	$1,000.00	$1,015.20	1.97%	$9.95

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Annualized Expense Ratios	Expenses Paid During Period*
International Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,113.40	1.01%	$5.37
Hypothetical 5% Return
Class A	$1,000.00	$1,019.99	1.01%	$5.13
Emerging Markets Debt Fund
Actual Fund Return
Class A	$1,000.00	$1,314.70	1.37%	$7.95
Hypothetical 5% Return
Class A	$1,000.00	$1,018.20	1.37%	$6.93

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional International Trust / Annual Report / September 30, 2009	49

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission (“SEC”) takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (a) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (b) SIMC’s and the Sub-Advisers’ investment management personnel; (c) SIMC’s and the Sub-Advisers’ operations and financial condition; (d) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (h) SIMC’s and the Sub-Advisers’ compliance systems; (i) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (j) SIMC’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (k) the Funds’ performance compared with similar mutual funds.

At the June 24, 2009 and September 17, 2009 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. Additionally, during the September 17, 2009 meeting, the Board, including the Independent Trustees, also considered a proposal to amend the Advisory Agreement, which would increase the management fee

50	SEI Institutional International Trust / Annual Report / September 30, 2009

that the International Fixed Income Fund pays to SIMC (the “Proposal”). SIMC requested an increase in its management fee because SIMC believed it was necessary to ensure that SIMC is able to retain and/or attract qualified sub-advisers to provide sub-advisory services for the International Fixed Income Fund. The Board, including all of the Independent Trustees, unanimously approved this Proposal, subject to the approval of the International Fixed Income Fund’s shareholders. The Board concluded, in the exercise of its reasonable judgment that the Proposal was fair and reasonable in relation to the services expected to be provided to the International Fixed Income Fund and that approval of the Proposal would be in the best interests of the shareholders of the International Fixed Income Fund. The Board also determined that the basis for the renewal of the Advisory Agreement would remain the basis for the Board’s approval of the Proposal, subject to the new consideration of the proposed higher management fee rate. The Board’s approval of both the Proposal and the Investment Advisory Agreements was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•

the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

•	the Funds’ investment performance and how it compared to that of other comparable mutual funds;

•	the Funds’ expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•

the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Advisers’ personnel, experience, track record and compliance program. The Trustees found the level of SIMC’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC’s voluntary waiver of management and other fees and the Sub-Advisers’ fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the

SEI Institutional International Trust / Annual Report / September 30, 2009	51

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers are reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

52	SEI Institutional International Trust / Annual Report / September 30, 2009

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2009 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2009 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2009 the Funds of the SEI Institutional International Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Total	(D) Dividends Received Deduction (1)	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	(G) Interest Related Dividends (4)	(H) Short-Term Capital Gain Dividends (5)
International Equity	0.00%	100.00%	100.00%	0.00%	96.18%	0.12%	5.61%	0.00%
Emerging Markets Equity	92.61%	7.39%	100.00%	0.00%	64.42%	0.00%	0.79%	0.00%
International Fixed Income	0.00%	100.00%	100.00%	0.00%	0.00%	0.21%	3.78%	0.00%
Emerging Markets Debt	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	11.29%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2008, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
Emerging Markets Equity	$6,442,261	$2,146,929

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004. This provision of the IRC will be expiring for years beginning after January 1, 2010.

(5)	“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004. This provision of the IRC will be expiring for years beginning after January 1, 2010.

Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.

Items (D) and (E) are based on the percentage of “Ordinary Income Distributions.”

Item (F) is based on the percentage of gross income of each Fund.

Item (G) is based on the percentage of net investment income distributions.

Item (H) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional International Trust / Annual Report / September 30, 2009	53

SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT SEPTEMBER 30, 2009

Robert A. Nesher, Chairman

Trustees

William M. Doran

James M. Storey

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Stephen F. Panner

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

James Ndiaye

Vice President, Assistant Secretary

Michael T. Pang

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

John J. McCue

Vice President

Andrew S. Decker

Anti-Money Laundering Compliance Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KMPG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI Investments Distribution Co.

Oaks, PA 19456 1.800.DIAL.SEI (1.800.342.5734)

SEI-F-018 (9/09)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Mrrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (KPMG) related to the Registrant.

KPMG billed the Registrant aggregate fees for the services redered to the Registrant for fiscal year 2009 and for fiscal year 2008 as follows:

		Fiscal Year 2009			Fiscal Year 2008
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$159,000	N/A	$0	$150,000	N/A	$0
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees(2)	$25,400	N/A	$0	$26,800	N/A	$0
(d)	All Other Fees(3)	$244,500	$0	$0	$248,500	$0	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Review of federal income tax returns of the Registrant.
(3)	See Section (g)(1)

(e)(1) All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2009	FYE 2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2009 and 2008 were $244,500 and $248,500, respectively. Non-audit fees consist of SAS No. 70 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax consulting services for various service affiliates of the Registrant.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant’s board of trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the International Equity Fund, the Emerging Markets Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund are listed below.

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2009

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 88.8%
Argentina — 0.0%
Banco Macro ADR	15,100	$365
Grupo Financiero Galicia ADR*	16,900	79
Telecom Argentina ADR*	8,200	131

		575

Australia — 4.9%
AGL Energy	88,189	1,064
AJ Lucas Group	278	1
Alumina	965,020	1,559
Amcor	107,796	521
AMP	8,619	50
Arrow Energy*	106,165	401
Asciano Group	194,269	284
Australia & New Zealand Banking Group	162,840	3,505
Australian Stock Exchange	26,286	817
AWB(A)	131,337	148
AXA Asia Pacific Holdings	23,750	92
Beach Petroleum	535,481	354
Bendigo and Adelaide Bank	10,981	91
BHP Billiton	430,742	14,343
Billabong International	7,490	79
Biota Holdings*	5,300	13
BlueScope Steel	1,082,933	2,800
Boral(A)	22,131	119
Brambles(A)	238,612	1,702
Caltex Australia	37,554	401
CFS Retail Property Trust(B)	58,433	104
Coca-Cola Amatil	210,318	1,821
Cochlear	4,708	277
Commonwealth Bank of Australia	118,691	5,421
Computershare	227,460	2,240
Crown	99,926	788
CSL	78,711	2,324
CSR	29,494	49
David Jones	58,100	299
Dexus Property Group(B)	115,600	86
Downer EDI	34,676	251
Energy Resources of Australia	35,397	788
Extract Resources*	20,638	166
Fortescue Metals Group*	39,478	133
Foster’s Group	183,087	897
Goodman Fielder	672,980	992
Goodman Group(B)	85,783	50
GPT Group(B)	198,683	120
GrainCorp	12,373	99
Harvey Norman Holdings	401,837	1,525
Incitec Pivot	143,547	358
Insurance Australia Group	114,876	383
JB Hi-Fi	45,330	794
John Fairfax Holdings	60,771	92
Kingsgate Consolidated	3,700	27
Leighton Holdings	17,580	561
Lend Lease	16,735	157
Lion Nathan	101,221	1,023
Macquarie Airports	31,273	78
Macquarie Group	84,663	4,393
Macquarie Infrastructure Group	992,232	1,292
Metcash	201,108	799

Description	Shares	Market Value ($ Thousands)
National Australia Bank	162,546	$4,413
Newcrest Mining	8,682	244
OneSteel	408,939	1,094
Orica	76,106	1,578
Origin Energy	44,011	634
OZ Minerals	344,272	346
Pacific Brands	379,743	402
Paladin Energy*(A)	88,370	351
Primary Health Care	18,400	101
Qantas Airways	352,114	889
QBE Insurance Group	40,255	855
Rio Tinto	89,918	4,701
Santos	365,055	4,897
Sims Group	19,228	387
Sonic Healthcare	10,553	132
SP AusNet, Cl Miscellaneous	46,456	36
Straits Resources	85,569	124
Suncorp-Metway	139,090	1,090
Super Cheap Auto Group	11,099	58
TABCORP Holdings	194,126	1,222
Tatts Group	638,844	1,432
Telstra	305,331	881
Toll Holdings	20,807	157
United Group	14,500	190
Washington H Soul Pattinson	700	8
Wesfarmers	132,057	3,089
Westfield Group(B)	246,090	3,019
Westpac Banking	225,275	5,219
Woodside Petroleum	31,979	1,471
Woolworths	157,310	4,061
WorleyParsons	13,315	349

		100,161

Austria — 0.2%
Erste Group Bank	36,995	1,651
EVN	2,222	44
Mayr Melnhof Karton	600	61
Oesterreichische Elektrizitaetswirtschafts, Cl A	1,753	89
OMV	60,971	2,457
Strabag	6,871	222
Vienna Insurance Group	5,259	300

		4,824

Belgium — 1.2%
Banque Nationale de Belgique	3	15
Colruyt	284	67
Delhaize Group	83,306	5,777
Dexia	265,396	2,444
D’ieteren	375	138
Euronav	2,720	58
Fortis	114,367	535
Groupe Bruxelles Lambert	15,172	1,400
InBev	152,604	6,961
KBC Groep	3,586	180
Mobistar	326	22
Nationale A Portefeuille	6,350	345
Solvay	15,900	1,649
Telenet Group Holding	27,791	733
UCB	79,108	3,335
Umicore	27,989	837

		24,496

1	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Shares	Market Value ($ Thousands)
Brazil — 0.5%
Brasil Telecom Participacoes ADR	29,600	$1,578
BRF - Brasil Foods*	89,800	2,369
Centrais Eletricas Brasileiras ADR	62,600	968
Cia de Saneamento Basico do Estado de Sao Paulo ADR	38,600	1,464
Cia Energetica de Minas Gerais ADR	157,350	2,392
Cyrela Brazil Realty	74,200	966
Redecard	74,800	1,150
Telegraph Norte Leste Participacoes ADR	2,900	54

		10,941

Canada — 1.6%
Agrium	70,000	3,485
Bank of Montreal	17,700	893
Barrick Gold	57,800	2,191
Canadian National Railway	60,880	2,991
Canadian Natural Resources	21,500	1,448
Cascades	13,400	98
CGI Group, Cl A*	4,700	55
EnCana	82,590	4,760
Gildan Activewear*	29,900	589
Goldcorp	125,880	5,082
Husky Energy	27,000	758
IAMGOLD	65,076	917
Inmet Mining	18,900	1,056
Kinross Gold	114,000	2,474
Nexen	0	—
Pacific Rubiales Energy*(A)	58,500	723
QLT*	10,800	40
Royal Bank of Canada	11,500	617
Sino-Forest*	162,900	2,567
Teck Cominco, Cl B	45,400	1,248
TELUS, Cl A	1	—

		31,992

Chile — 0.1%
Banco Santander Chile ADR	23,200	1,335
Enersis ADR	15,800	291

		1,626

China — 0.8%
Bank of China	5,447,000	2,867
China Citic Bank	286,000	189
China Life Insurance	886,900	3,862
China Railway Group*	2,078,000	1,786
Dongfeng Motor Group	2,070,000	2,201
Industrial & Commercial Bank of China	6,478,000	4,881

		15,786

Cyprus — 0.0%
Bank of Cyprus Public	30,067	229

Denmark — 0.8%
A P Moller - Maersk, Cl A	162	1,081
Carlsberg, Cl B	68,628	4,965
Danisco	11,102	673

Description	Shares	Market Value ($ Thousands)
Danske Bank	186,172	$4,871
Novo Nordisk, Cl B	54,746	3,424
Novozymes, Cl B	595	56
Sydbank	8,916	233
Topdanmark*	3,655	552
Vestas Wind Systems*	716	52
William Demant Holding*	6,949	516

		16,423

Finland — 0.7%
Citycon	70,439	299
Fortum	5,227	134
Huhtamaki	19,572	249
Kesko, Cl B	7,958	266
Kone, Cl B	124,936	4,587
Metso	7,297	205
Nokia	97,826	1,437
Nokian Renkaat	6,031	140
Outokumpu	24,966	469
Rautaruukki	8,411	202
Sampo, Cl A	119,210	2,999
Sanoma*	5,388	119
Stora Enso, Cl R	221,271	1,540
UPM-Kymmene	35,557	426
Wartsila, Cl B	54,997	2,201

		15,273

France — 6.8%
Accor	48,952	2,722
Aeroports de Paris(A)	2,927	263
Air France-KLM(A)	36,000	654
Air Liquide	2,187	249
Alcatel-Lucent(A)	86,283	386
Alstom(A)	34,858	2,541
Arkema(A)	16,054	565
Atos Origin	6,804	343
AXA(A)	93,125	2,518
BNP Paribas(A)	180,227	14,384
Bouygues(A)	39,915	2,027
Capital Gemini(A)	33,794	1,768
Carrefour	6,900	313
Casino Guichard Perrachon(A)	7,635	605
Christian Dior(A)	16,363	1,614
Cie Generale d’Optique Essilor International	6,731	383
Ciments Francais(A)	953	107
Club Mediterranee*	6,051	143
CNP Assurances(A)	29,664	3,019
Compagnie Generale des Etablissements Michelin, Cl B	21,141	1,657
Credit Agricole	50,444	1,053
Dassault Systemes(A)	3,493	194
EDF	44,048	2,610
Eiffage(A)	10,821	689
Eutelsat Communications	49,631	1,507
Fonciere Des Regions(B)	5,118	595
France Telecom(A)	283,123	7,534
GDF Suez	13,127	582
Gecina(B)	5,105	608
Gemalto*(A)	15,609	727
Groupe Steria SCA	3,103	110
Havas(A)	135,416	574

SEI Institutional International Trust / Annual Holdings / September 30, 2009	2

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2009

Description	Shares	Market Value ($ Thousands)
Hermes International(A)	1,098	$162
ICADE(A)(B)	1,819	195
Iliad	2,585	291
Ipsen(A)	2,105	115
Klepierre(B)	2,926	116
Lafarge(A)	22,159	1,981
Legrand(A)	11,985	333
LVMH Moet Hennessy Louis Vuitton(A)	6,259	629
Metropole Television(A)	33,234	873
Natixis(A)	30,250	182
Neopost	4,270	383
Nexity(A)	5,180	206
Peugeot(A)	49,062	1,494
PPR(A)	48,404	6,197
Publicis Groupe(A)	74,055	2,967
Safran	84,110	1,574
Sanofi-Aventis	336,731	24,684
Schneider Electric(A)	13,424	1,359
SCOR(A)	52,262	1,427
SES	55,800	1,264
Societe BIC	1,703	121
Societe Des Autoroutes Paris- Rhin-Rhone	3,467	264
Societe Generale	156,768	12,603
Sodexho Alliance(A)	2,622	157
Technip	74,754	4,770
Thales(A)	1,307	65
Total(A)	224,102	13,301
Unibail(A)(B)	16,401	3,403
Valeo(A)	33,564	882
Veolia Environnement(A)	6,669	255
Vinci	49,523	2,799
Vivendi	65,826	2,035
Zodiac Aerospace(A)	5,608	222

		140,353

Germany — 6.6%
Aixtron	58,318	1,587
Allianz	95,443	11,910
BASF	151,323	8,009
Bayer	158,633	10,979
Bayerische Motoren Werke	152,660	7,353
Bilfinger Berger	8,000	553
Continental	839	45
DaimlerChrysler	149,452	7,516
Deutsche Bank	123,995	9,505
Deutsche Boerse	27,465	2,242
Deutsche Lufthansa	303,254	5,368
Deutsche Post	312,082	5,839
Deutsche Postbank	4,965	175
Deutsche Telekom	58,952	804
E.ON	215,684	9,137
GAGFAH	39,114	433
Hannover Rueckversicherung	121,697	5,573
HeidelbergCement	38,509	2,490
Henkel KGaA	3,413	124
Hochtief	24,638	1,875
Infineon Technologies*	326,793	1,842
Lanxess	592	20
Linde	10,922	1,183
MAN	2,984	246

Description	Shares	Market Value ($ Thousands)
Merck KGaA	2,768	$275
Metro	7,166	405
MTU Aero Engines Holding	11,480	543
Muenchener Rueckversicherungs	37,088	5,911
RWE	74,114	6,876
Salzgitter	521	50
SAP	112,023	5,449
Siemens	179,896	16,640
Software	996	84
Suedzucker	76,147	1,542
ThyssenKrupp	16,626	572
Tipp24	1,677	63
TUI	167,608	1,727
United Internet	76,035	1,146
Volkswagen(A)	3,739	614
Wacker Chemie	404	63

		136,768

Greece — 0.7%
Alpha Bank AE	118,377	2,180
Coca Cola Hellenic Bottling	33,301	885
EFG Eurobank Ergasias*	8,659	136
Marfin Investment Group	74,930	322
National Bank of Greece	92,247	3,304
OPAP	45,562	1,174
Piraeus Bank*	26,496	491
Public Power	274,505	6,103
Titan Cement	4,440	153

		14,748

Hong Kong — 3.2%
ASM Pacific Technology	30,900	219
Bank of East Asia	108,600	392
BOC Hong Kong Holdings	2,702,200	5,927
Cathay Pacific Airways(A)	220,000	347
Champion Technology Holdings	942,000	33
Cheung Kong Holdings	146,000	1,853
China Overseas Land & Investment	1,424,000	3,080
China Sci-Tech Holdings*	2,272,000	70
Chinese Estates Holdings	186,500	315
CLP Holdings	358,500	2,433
Dairy Farm International Holdings	12,500	75
Dickson Concepts International	145,000	71
DMX Technologies Group*	475,000	160
Esprit Holdings	463,000	3,107
First Pacific	293,000	196
Geely Automobile Holdings(A)	450,000	123
Genting Singapore*(A)	1,720,000	1,367
Guoco Group	5,000	53
Hang Lung Group	151,000	756
Hang Lung Properties	627,000	2,310
Hang Seng Bank	92,400	1,332
Henderson Land Development	124,000	816
Hengan International Group	136,000	822
Hong Kong & China Gas	57,000	144
Hong Kong Exchanges and Clearing	196,800	3,568
Hongkong & Shanghai Hotels	7,000	9
HongKong Electric Holdings	60,000	329
Hongkong Land Holdings	227,000	987
Hopewell Holdings	228,000	716

3	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Shares	Market Value ($ Thousands)
Huabao International Holdings	2,744,000	$2,942
Hutchison Harbour Ring	506,000	37
Hutchison Telecommunications Hong Kong Holdings	802,000	135
Hutchison Telecommunications International	802,000	166
Hutchison Whampoa	439,300	3,171
Hysan Development	301,000	754
Jardine Matheson Holdings	26,400	803
Jardine Strategic Holdings(A)	25,000	424
Kerry Properties	129,000	690
Lai Sun Development*	3,850,000	64
Li & Fung	62,000	250
Lifestyle International Holdings	28,500	43
Link REIT(B)	61,000	134
MTR(A)	127,500	443
New World Development	1,160,000	2,497
Noble Group(A)	1,231,000	2,140
Orient Overseas International(A)	17,500	89
Pacific Basin Shipping	165,000	109
Pacific Century Premium Developments	326,000	87
RCG Holdings*	42,943	57
SIM Technology Group	424,000	45
Sino Land	150,000	269
Sun Hung Kai Properties	857,000	12,628
Swire Pacific, Cl A	97,000	1,140
Television Broadcasts	44,000	190
Texwinca Holdings	4,000	3
VTech Holdings	56,000	482
Wharf Holdings	628,000	3,335
Wheelock	62,000	203
Wing Hang Bank	11,000	108
Yue Yuen Industrial Holdings	291,690	809

		65,857

India — 0.7%
Bharti Airtel	205,090	1,785
HDFC Bank	87,580	3,005
Infosys Technologies	42,830	2,053
Larsen & Toubro	59,790	2,100
Reliance Industries GDR*(C)	27,309	2,515
State Bank of India GDR	5,794	527
Sterlite Industries India	107,100	1,728

		13,713

Indonesia — 0.1%
Astra International	345,500	1,192
Indo Tambangraya Megah	483,500	1,213

		2,405

Ireland — 0.3%
CRH	58,587	1,619
DCC	3,000	77
Experian	182,339	1,535
Irish Life & Permanent	70,230	577
Kerry Group, Cl A	2,366	68
Ryanair Holdings ADR*	79,700	2,315

		6,191

Description	Shares	Market Value ($ Thousands)
Israel — 0.3%
Check Point Software Technologies*	43,080	$1,222
Teva Pharmaceutical Industries ADR	116,400	5,885

		7,107

Italy — 2.6%
ACEA	53,887	705
Alleanza Assicurazioni	4,059	37
Amplifon	37,257	150
Atlantia	73,823	1,788
Autogrill	1,987	24
Banca Carige	46,459	138
Banca Monte dei Paschi di Siena	321,734	687
Banca Popolare di Milano Scarl	59,714	454
Benetton Group	33,254	336
CIR-Compagnie Industriali Riunite	19,575	44
Edison	241,666	419
Enel	1,586,211	10,057
Engineering Ingegneria Informatica*	2,148	76
ENI	293,467	7,327
Exor	6,310	117
Fastweb*	160	4
Fiat	94,711	1,217
Finmeccanica	87,700	1,549
Intesa Sanpaolo	1,656,301	7,050
Iride	29,209	57
Italcementi	40,495	623
Luxottica Group	2,499	65
Maire Tecnimont	30,916	150
Mediaset	74,864	523
Mediobanca	100,626	1,374
Mediolanum	46,957	326
Milano Assicurazioni	87,809	311
Parmalat	375,927	1,038
Piccolo Credito Valtellinese Scarl	14,987	154
Pirelli & C	161,203	86
Saipem	5,901	177
Saras	981,080	3,782
Snam Rete Gas	10,801	52
Societa Iniziative Autostradali e Servizi	4,913	43
Telecom Italia	4,908,964	8,035
Terna Rete Elettrica Nazionale	283,190	1,103
UniCredito Italiano	958,712	3,742
Unipol Gruppo Finanziario	241,523	366

		54,186

Japan — 18.6%
77 Bank	87,000	498
Aderans	1,500	21
Advantest	4,800	133
Aeon	81,800	785
Aeon Credit Service	6,800	69
Aichi Bank	1,200	108
Aida Engineering(A)	6,000	20
Aioi Insurance	28,000	143
Aisan Industry	5,700	41
Aisin Seiki	50,400	1,233

SEI Institutional International Trust / Annual Holdings / September 30, 2009	4

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2009

Description	Shares	Market Value ($ Thousands)
Ajinomoto	90,000	$904
Alfresa Holdings(A)	5,400	221
Alpen	4,100	75
Alpine Electronics	29,700	279
Alps Electric	95,600	553
Amada	113,000	762
AOKI Holdings	3,800	43
Aoyama Trading	11,600	200
Arnest One	9,500	87
Asahi Breweries	65,700	1,205
Asahi Glass	655,000	5,304
Asahi Kasei	170,000	868
Asics	20,000	187
Asset Managers Holdings	760	69
Astellas Pharma	197,500	8,140
Bank of Kyoto	20,000	184
Bank of Nagoya	19,000	82
Belluna	5,200	22
Benesse	45,600	2,241
Best Denki	8,000	38
BML	2,400	70
Bridgestone	34,000	612
Canon	350,800	14,222
Canon Finetech	1,000	13
Canon Marketing Japan	63,500	1,127
Casio Computer	25,500	209
Cawachi	3,100	71
Central Japan Railway	293	2,111
Century Tokyo Leasing	15,700	172
Chiba Bank	200,000	1,242
Chiba Kogyo Bank*	5,500	45
Chubu Electric Power	400	10
Chuetsu Pulp & Paper	18,000	44
Chugai Pharmaceutical	69,500	1,441
Chugoku Bank	5,000	63
Chuo Denki Kogyo	10,000	80
Circle K Sunkus	9,200	139
Coca-Cola Central Japan	9,100	127
Corona	1,900	26
Cosmo Oil	427,000	1,192
CREATE SD HOLDINGS	2,000	46
Crescendo Investment, Cl A(B)	22	34
Dai Nippon Printing	182,000	2,512
Daicel Chemical Industries	318,000	1,925
Daihatsu Motor	86,000	881
Daiichi Sankyo	128,000	2,649
Daiichikosho	19,100	246
Daikin Industries	1,900	69
Daikoku Denki	2,600	59
Daimei Telecom Engineering	2,000	20
Dainippon Ink and Chemicals	101,000	144
Dainippon Screen Manufacturing	194,000	737
Dainippon Sumitomo Pharma	95,400	1,043
Daishi Bank	36,000	146
Daito Trust Construction	1,100	48
Daiwa House Industry	132,000	1,386
Daiwa Securities Group	719,000	3,718
DCM Japan Holdings	17,000	116
Denki Kagaku Kogyo	122,000	504
Denso	156,300	4,609
Dentsu(A)	49,500	1,155
Dowa Mining	3,000	18

Description	Shares	Market Value ($ Thousands)
Duskin	3,900	$73
eAccess	35	25
East Japan Railway	120,500	8,694
Eisai	2,600	98
Electric Power Development	18,500	588
Elpida Memory*	7,800	103
FamilyMart	10,900	352
Fancl*(C)	1,300	21
Fanuc(A)	41,200	3,704
Fast Retailing	15,200	1,929
Fuji Film Holdings	105,600	3,173
Fuji Heavy Industries	100,000	390
Fuji Media Holdings	1,586	2,604
Fujikura	18,000	88
Fujishoji	42	57
Fujitec	6,000	34
Fujitsu	819,000	5,369
Fukuda Denshi	300	9
Fukuoka Financial Group	398,000	1,658
Furuno Electric	3,500	20
Goldwin*	28,000	60
GS Yuasa(A)	62,000	568
H2O Retailing(A)	18,000	113
Hachijuni Bank	39,000	218
Hakuhodo DY Holdings	8,250	451
Heiwa	23,000	254
Heiwado	6,200	86
Higashi-Nippon Bank	19,000	40
Higo Bank	17,000	101
Hikari Tsushin	1,700	37
HI-LEX	4,600	44
Hino Motors	566,000	2,156
Hirose Electric	1,900	215
Hiroshima Bank	19,000	79
Hisamitsu Pharmaceutical	3,400	138
Hitachi	341,000	1,051
Hitachi Cable	72,000	211
Hitachi Chemical	14,600	299
Hitachi Metals	10,000	103
Hokuhoku Financial Group	205,000	481
Honda Motor	541,900	16,735
Hosiden	21,900	298
House Foods	10,200	171
Hoya	10,800	256
Hyakugo Bank	28,000	144
Hyakujushi Bank	24,000	109
Ibiden	37,600	1,403
Idemitsu Kosan	9,300	770
IHI	163,000	331
Inabata	9,100	38
Inpex Holdings	3	26
Isetan Mitsukoshi Holdings(A)	56,200	647
Isuzu Motors	19,000	40
IT Holdings	6,900	95
Ito En	3,700	69
Itochu	433,000	2,877
Itochu Enex	28,900	169
Itochu Techno-Solutions	6,400	198
Itochu-Shokuhin	1,300	46
Izumiya	8,000	44
J Front Retailing	20,000	121
Japan Digital Laboratory	500	7

5	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Shares	Market Value ($ Thousands)
Japan Petroleum Exploration	1,300	$66
Japan Prime Realty Investment, Cl A(B)	15	37
Japan Retail Fund Investment, Cl A(B)	33	179
Japan Steel Works(A)	17,360	200
Japan Tobacco	2,057	7,076
JFE Holdings	144,600	4,974
JFE Shoji Holdings	26,000	95
JGC	9,000	185
Joyo Bank	9,000	44
JS Group	15,500	273
JSR	44,500	915
Jupiter Telecommunications	1,153	1,118
Kagawa Bank	7,000	28
Kagoshima Bank	5,000	40
Kajima	23,000	59
Kamigumi	115,000	941
Kaneka	133,000	958
Kansai Electric Power	91,100	2,208
Kansai Paint	37,000	289
Kanto Auto Works	4,600	46
Kanto Natural Gas Development	6,000	42
Kato Sangyo	900	15
Kawasaki Heavy Industries(A)	176,000	448
KDDI	606	3,425
Keihin Electric Express Railway	4,000	34
Keio	78,000	534
Keisei Electric Railway	53,000	353
Keyence	1,000	214
Kikkoman	25,000	312
Kinden	21,000	176
Kintetsu(A)	82,000	318
Kirin Brewery	217,000	3,335
Kobe Steel	4,000	7
Kohnan Shoji	3,500	40
Konica Minolta Holdings	64,500	613
Kose	5,900	144
K’s Holdings	5,700	192
Kubota	280,000	2,336
Kuraray	105,000	1,149
Kurita Water Industries	600	22
Kyocera	38,200	3,554
Kyoei Steel	7,400	178
Kyorin	39,000	664
Kyowa Hakko Kirin	88,000	1,118
Kyudenko	9,000	57
Kyushu Electric Power	39,800	905
Lintec	5,000	95
Mabuchi Motor	8,800	449
Maeda	19,000	61
Maeda Road Construction	7,000	63
Makino Milling Machine	11,000	43
Makita	1,000	32
Marubeni	621,000	3,142
Marudai Food	14,000	44
Marui	58,200	418
Maruzen Showa Unyu	9,000	31
Matsui Securities(A)	25,300	207
Matsumotokiyoshi Holdings	6,400	160
Matsushita Electric Industrial	223,500	3,303
Matsushita Electric Works	20,000	240

Description	Shares	Market Value ($ Thousands)
Maxvalu Nishinihon	2,300	$35
Mazda Motor	380,000	853
McDonald’s Holdings Japan	3,400	68
Mediceo Paltac Holdings	53,900	760
MEIJI Holdings	7,700	329
Mie Bank	18,000	60
Mikuni Coca-Cola Bottling	3,400	30
Millea Holdings	64,700	1,879
Minebea	24,000	110
Ministop	8,000	127
Miraca Holdings	38,400	1,257
Mitsubishi	622,300	12,622
Mitsubishi Chemical Holdings	158,000	658
Mitsubishi Electric	257,000	1,952
Mitsubishi Estate	91,000	1,435
Mitsubishi Gas Chemical	126,000	687
Mitsubishi Logistics	3,000	36
Mitsubishi Materials	69,000	191
Mitsubishi Motors*(A)	351,000	580
Mitsubishi Rayon	49,000	169
Mitsubishi Steel Manufacturing	39,000	80
Mitsubishi UFJ Financial Group	1,009,100	5,432
Mitsubishi UFJ Lease & Finance	6,950	210
Mitsui	259,800	3,407
Mitsui Chemicals	65,000	232
Mitsui Engineering & Shipbuilding(A)	161,000	419
Mitsui Fudosan	2,000	34
Mitsui Home	9,000	52
Mitsui Mining & Smelting	112,000	288
Mitsui Sumitomo Insurance Group Holdings	41,100	1,136
Mitsumi Electric	35,400	766
Mizuho Financial Group	62,200	124
Morinaga Milk Industry	61,000	305
Murata Manufacturing	63,100	3,002
Nafco	3,700	69
Nagase	19,000	236
Nakanishi	400	35
Namco Bandai Holdings(A)	31,100	319
NEC(A)	1,280,000	4,031
NEC Fielding	600	9
NEC Networks & System Integration	15,800	216
NET One Systems	48	72
NGK Insulators	47,000	1,092
NGK Spark Plug	5,000	64
NHK Spring	69,000	571
Nichii Gakkan	700	7
Nidec	24,000	1,954
Nintendo	17,000	4,367
Nippon Beet Sugar Manufacturing	4,000	11
Nippon Building Fund, Cl A(B)	11	98
Nippon Densetsu Kogyo	18,000	170
Nippon Electric Glass	280,000	2,561
Nippon Express	61,000	249
Nippon Flour Mills	8,000	44
Nippon Konpo Unyu Soko	6,000	72
Nippon Meat Packers	30,000	387
Nippon Mining Holdings	763,500	3,769
Nippon Oil	557,000	3,135
Nippon Paper Group(A)	17,800	515

SEI Institutional International Trust / Annual Holdings / September 30, 2009	6

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2009

Description	Shares	Market Value ($ Thousands)
Nippon Seiki	5,000	$57
Nippon Soda	90,000	381
Nippon Steel	47,000	172
Nippon Steel Trading	7,000	12
Nippon Telegraph & Telephone	221,800	10,305
Nipponkoa Insurance	91,000	571
Nipro	4,600	108
Nishi-Nippon City Bank	133,000	337
Nissan Chemical Industries	25,000	361
Nissan Motor	1,213,900	8,230
Nissan Shatai	6,000	48
Nisshin Seifun Group	8,000	112
Nisshin Steel	57,000	102
Nisshinbo Industries	42,000	448
Nissin Healthcare Food Service	100	1
Nitori	26,611	2,274
Nitto Denko	23,600	725
NOK	19,900	297
Nomura Real Estate Office Fund, Cl A(B)	7	47
Nomura Research Institute	8,900	212
Noritake	1,000	3
Noritsu Koki	6,500	59
Noritz	200	3
NTT Data	200	642
NTT DoCoMo	2,998	4,802
Obic	1,010	171
Odakyu Electric Railway	50,000	452
Ohsho Food Service	5,000	151
OJI Paper	28,000	127
Okaya	500	5
Okumura	7,000	26
Okuwa	5,000	55
Omron	34,200	647
Ono Pharmaceutical	12,700	662
Onward Holdings(A)	29,000	216
ORIX	10,900	667
Osaka Gas	442,000	1,555
Osaka Steel	9,100	160
Pioneer	20,400	49
Plenus	100	1
QP	13,600	156
Raito Kogyo	26,000	61
Rakuten	4,075	2,722
Resona Holdings	59,100	762
Ricoh	37,000	541
Ricoh Leasing	3,100	68
Rinnai	3,500	166
Rohm	44,500	3,121
Roland	2,200	25
San-Ai Oil	8,000	40
San-In Godo Bank	17,000	145
Sanki Engineering	26,000	219
Sankyo	11,200	703
Santen Pharmaceutical	21,800	803
Sanyo Chemical Industries	9,000	53
Sanyo Electric*(A)	166,000	395
Sapporo Hokuyo Holdings	258,900	922
Sawai Pharmaceutical(A)	1,900	110
Sazaby League	1,700	26
SBI Holdings	2,044	405
Secom	25,900	1,308

Description	Shares	Market Value ($ Thousands)
Sega Sammy Holdings	21,900	$286
Seiko Epson(A)	37,100	558
Seino Transportation	62,000	538
Sekisui Chemical	9,000	52
Sekisui House	46,000	416
Seven & I Holdings	77,000	1,849
Sharp	189,000	2,107
Shikoku Electric Power	2,000	61
Shimamura	2,700	266
Shimano	4,700	204
Shin-Etsu Chemical	54,100	3,335
Shinko Electric Industries	68,800	1,229
Shinko Securities	141,000	515
Shinmaywa Industries	18,000	71
Shinsei Bank(A)	785,000	1,210
Shionogi	174,000	4,130
Shizuoka Bank	10,000	106
Showa	3,000	18
Showa Shell Sekiyu	38,600	423
Sinanen	2,000	11
Sintokogio	16,500	126
SMC	1,500	185
Softbank	18,800	414
Sohgo Security Services	5,400	64
Sojitz	51,100	98
Sony	206,100	6,112
SRI Sports	29	29
Stanley Electric	76,500	1,555
Sumco	27,200	620
Sumikin Bussan	21,000	48
Sumisho Computer Systems	300	5
Sumitomo	218,000	2,252
Sumitomo Chemical	189,000	789
Sumitomo Electric Industries	330,500	4,334
Sumitomo Metal Mining	136,000	2,239
Sumitomo Mitsui Financial Group(A)	236,800	8,278
Sumitomo Realty & Development	5,000	92
Sumitomo Rubber Industries	17,600	166
Sumitomo Trust & Banking	11,000	59
Suzuken	12,500	433
Suzuki Motor	67,100	1,570
T&D Holdings	21,650	588
Tadano	13,000	64
Taiheiyo Cement	43,000	58
Taisei	22,000	44
Taisho Pharmaceutical	26,000	527
Taiyo Nippon Sanso	57,000	681
Taiyo Yuden	47,300	559
Takashimaya	27,000	217
Takeda Pharmaceutical	77,600	3,241
Takeuchi Manufacturing	100	1
Tanabe Seiyaku	6,000	80
TDK	37,100	2,151
Teijin	173,000	541
Temp Holdings	1,200	11
Terumo	13,400	739
THK	9,300	183
TKC	2,700	59
Tobu Railway	65,000	398
Toda	14,000	50
Toho Holdings	7,800	108

7	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Shares	Market Value ($ Thousands)
Tohokushinsha Film	5,200	$30
Tokyo Electric Power	44,900	1,181
Tokyo Electron	24,700	1,581
Tokyo Energy & Systems	6,000	49
Tokyo Steel Manufacturing	102,195	1,256
Tokyo Style	5,000	43
Tokyo Tatemono	22,000	108
Tokyo Tekko	24,000	83
Tokyu	26,000	125
Tokyu Land	44,000	176
TonenGeneral Sekiyu	34,000	333
Toppan Forms	2,400	33
Toppan Printing	318,000	3,019
Topre	700	7
Topy Industries	10,615	23
Toray Industries	7,000	43
Toshiba	738,000	3,882
Toshiba TEC	74,000	347
Tosoh	57,000	145
Totetsu Kogyo	9,000	64
TOTO(A)	10,000	63
Toyo Kohan	10,000	44
Toyo Securities	37,000	77
Toyo Seikan Kaisha	44,300	854
Toyo Suisan Kaisha	41,000	1,113
Toyo Tire & Rubber	29,000	70
Toyoda Gosei	14,200	416
Toyota Boshoku(A)	10,300	204
Toyota Industries	33,100	911
Toyota Motor	224,100	8,935
Toyota Tsusho	80,600	1,219
Trend Micro	6,800	254
Tsumura	3,100	112
TV Asahi	91	154
Ube Industries	5,000	13
Unicharm	1,600	152
UNY	2,000	15
USS	1,740	104
Valor	5,400	49
Vital KSK Holdings	2,200	13
Warabeya Nichiyo	5,200	68
Watabe Wedding	7,400	106
West Japan Railway	226	858
Yahoo! Japan	2,375	809
Yamada Denki	36,920	2,507
Yamaguchi Financial Group	61,000	634
Yamaha	1,100	13
Yamaha Motor	38,200	472
Yamato Kogyo	30,300	856
Yamato Transport	175,000	2,883
Yamazaki Baking	25,000	340
Yaskawa Electric	33,000	239
Yodogawa Steel Works	12,000	51
Yokogawa Electric	25,300	225
Yonekyu	3,000	31
Yurtec	2,000	13

		384,028

Jersey — 0.0%
Randgold Resources	6,210	435
Regus	227,254	364

		799

Description	Shares	Market Value ($ Thousands)
Malta — 0.0%
BGP Holdings*	198,683	$—

Mauritius — 0.1%
Golden Agri-Resources	3,195,623	975

Mexico — 0.0%
America Movil, Ser L	124,000	271

Netherlands — 4.5%
Accell Group	1,107	53
Aegon	142,591	1,209
Akzo Nobel	102,717	6,356
ArcelorMittal	86,912	3,246
ASML Holding(A)	75,951	2,231
Corio(B)	2,455	169
European Aeronautic Defence and Space	309,758	6,948
Fugro	1,995	115
Heineken	9,368	431
Heineken Holding	24,358	992
Imtech	25,229	643
ING Groep	278,973	4,975
James Hardie Industries	51,047	354
Koninklijke Ahold	242,177	2,910
Koninklijke DSM	102,727	4,287
Koninklijke KPN	286,450	4,746
Koninklijke Philips Electronics	103,800	2,525
Koninklijke Vopak*	21,489	1,393
Ordina	12,662	79
QIAGEN*(A)	20,952	444
Randstad Holding(A)	45,600	1,967
Royal Dutch Shell, Cl A	756,178	21,597
Royal Dutch Shell, Cl B	386,633	10,735
Smit Internationale	1,798	139
TNT	91,283	2,447
Unilever	381,815	10,992
Wavin	21,975	48

		92,031

New Zealand — 0.1%
Air New Zealand	110,300	97
Fletcher Building	93,876	567
Telecom of New Zealand	1,012,472	1,948
Vector	41,730	57

		2,669

Norway — 0.7%
Aker Solutions	204,200	2,289
DnB	376,264	4,338
Marine Harvest*	1,512,000	1,093
Norsk Hydro	167,200	1,108
Seadrill	6,800	141
Statoil	107,630	2,410
Telenor	286,400	3,302

		14,681

SEI Institutional International Trust / Annual Holdings / September 30, 2009	8

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2009

Description	Shares	Market Value ($ Thousands)
Papua New Guinea — 0.0%
Lihir Gold*	223,330	$552

Portugal — 0.5%
Banco Comercial Portugues(A)	629,561	930
Banco Espirito Santo(A)	90,538	642
Cimpor Cimentos de Portugal(A)	47,920	395
Energias de Portugal	915,537	4,189
Galp Energia SGPS, Cl B	1,907	33
Jeronimo Martins SGPS	60,150	526
Portugal Telecom SGPS	247,883	2,621
REN - Redes Energeticas Nacionais	30,708	135

		9,471

Russia — 0.4%
Mobile Telesystems ADR	53,400	2,578
OAO Gazprom ADR	160,664	3,735
Surgutneftegaz ADR	8,414	72
Vimpel-Communications ADR	124,800	2,334

		8,719

Singapore — 1.4%
CapitaCommercial Trust(B)	929,000	686
CapitaLand(A)	179,000	472
CapitaMall Trust(B)	554,000	727
Chemoil Energy	80,000	45
City Developments(A)	52,000	381
DBS Group Holdings	489,000	4,609
Fraser and Neave	259,000	730
Jardine Cycle & Carriage	45,000	776
Keppel	49,000	282
NatSteel	2,000	2
Olam International*	485,000	860
Oversea-Chinese Banking	639,000	3,560
SembCorp Industries	138,000	332
SembCorp Marine	43,000	97
SIA Engineering	121,000	221
Singapore Airlines	5,000	49
Singapore Exchange	161,000	962
Singapore Technologies Engineering	33,000	64
Singapore Telecommunications	1,069,000	2,466
United Industrial(A)	86,000	112
United Overseas Bank	191,000	2,274
UOB-Kay Hian Holdings	77,000	82
UOL Group	79,000	193
Venture	2,000	13
Wilmar International(A)	1,844,000	8,271
Wing Tai Holdings	57,000	68
Yangzijiang Shipbuilding Holdings	175,000	120

		28,454

South Africa — 0.2%
Impala Platinum Holdings	132,242	3,054

South Korea — 0.2%
Samsung Electronics	6,000	4,150

Description	Shares	Market Value ($ Thousands)
Spain — 3.8%
Abengoa	2,010	$58
Abertis Infraestructuras(A)	30,462	691
Acerinox(A)	25,922	557
ACS Actividades de Construcciony Servicios(A)	44,230	2,304
Banco Bilbao Vizcaya Argentaria(A)	566,652	10,047
Banco de Sabadell(A)	9,279	69
Banco de Valencia(A)	9,199	86
Banco Popular Espanol(A)	57,608	577
Banco Santander Central Hispano	1,188,325	19,107
Bankinter(A)	65,336	824
Construcciones y Auxiliar de Ferrocarriles	39	20
Criteria Caixacorp	74,637	383
EDP Renovaveis*	46,712	513
Enagas	22,778	475
Financiera Alba(A)	4,789	273
Fomento de Construcciones y Contratas(A)	8,743	409
Gas Natural	80,889	1,785
Iberdrola	198,500	1,945
Iberdrola Renovables	17,922	87
Inditex(A)	15,662	898
Mapfre(D)	205,092	916
Obrascon Huarte Lain	10,567	294
Red Electrica(A)	51,443	2,630
Repsol(A)	210,277	5,714
Sacyr Vallehermoso(A)	20,301	384
Telefonica(A)	955,149	26,324
Zardoya Otis(A)	24,032	521

		77,891

Sweden — 1.6%
Alliance Oil*	20,011	247
Assa Abloy, Cl B	29,076	471
Atlas Copco, Cl A	56,666	728
Atlas Copco, Cl B	10,077	115
Boliden	54,000	578
Electrolux, Ser B	204,163	4,657
Eniro	17,910	93
Hennes & Mauritz, Cl B	36,584	2,048
Holmen, Cl B	14,063	386
Investor AB, Cl B	20,998	382
Lundin Petroleum*	57,558	465
Millicom International Cellular*	1,305	95
Nordea Bank	372,824	3,743
Scania, Cl B	7,579	94
Securitas, Cl B	25,582	246
Skanska, Cl B	32,545	476
SKF, Cl B	32,725	512
Svenska Cellulosa, Cl B	460,404	6,222
Svenska Cellulosa, Cl A	8,393	113
Svenska Handelsbanken, Cl A	41,450	1,055
Swedbank	49,500	471
Swedish Match	68,267	1,367
Tele2, Cl B	18,109	240
Telefonaktiebolaget LM Ericsson, Cl B	717,571	7,183
TeliaSonera	158,813	1,040

9	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Shares	Market Value ($ Thousands)
Volvo, Cl A	6,100	$54
Volvo, Cl B	9,836	91

		33,172

Switzerland — 7.6%
ABB	294,310	5,900
ACE	47,700	2,550
Actelion*	22,726	1,409
Adecco	12,347	656
Advanced Digital Broadcast Holdings*	480	26
Baloise Holding	35,084	3,347
Banque Cantonale Vaudoise	1,647	678
Clariant	54,000	491
Credit Suisse Group	318,180	17,632
Elektrizitaets-Gesellschaft Laufenburg	56	59
Geberit	4,009	615
Helvetia Holding	1,890	634
Holcim*	65,076	4,459
Julius Baer Group	98,265	4,901
Kuehne + Nagel International	14,110	1,224
Lindt & Spruengli	348	844
Lonza Group	210	23
Nestle	640,927	27,276
Nobel Biocare Holding	5,403	179
Novartis	438,826	21,928
Roche Holding	98,060	15,829
Schindler Holding	8,582	594
SGS	405	544
Sonova Holding	8,498	856
Straumann Holding	689	178
Sulzer	2,629	227
Swatch Group	41,392	3,621
Swiss Life Holding	7,246	856
Swiss Reinsurance	23,915	1,078
Swisscom	12,842	4,588
Syngenta	8,500	1,950
UBS	458,387	8,380
Valora Holding	365	87
Vontobel Holding	7,207	240
Xstrata	620,018	9,148
Zurich Financial Services	56,710	13,472

		156,479

Taiwan — 0.8%
AU Optronics ADR	162,470	1,573
Chunghwa Telecom	1,592,031	2,867
HON HAI Precision Industry GDR	234,702	1,898
MediaTek	106,000	1,767
Taishin Financial Holding	2,533,000	1,103
Taiwan Semiconductor Manufacturing	1,653,954	3,318
United Microelectronics ADR*	814,400	3,095

		15,621

Turkey — 0.1%
Turkiye Garanti Bankasi	657,550	2,477

United Kingdom — 15.6%
3i Group	199,319	920

Description	Shares	Market Value ($ Thousands)
Aegis Group	228,480	$409
AMEC	268,901	3,247
Amlin	109,960	674
Anglo American	93,607	2,984
Antofagasta	324,443	3,941
Arriva	22,460	180
Associated British Foods	18,517	251
AstraZeneca	394,014	17,670
Autonomy*	167,320	4,359
Aviva	767,037	5,497
Avocet Mining*	30,221	36
Babcock International Group	97,954	891
BAE Systems	399,058	2,229
Balfour Beatty	363,928	1,874
Barclays	1,988,437	11,767
Berkeley Group Holdings*	20,195	286
BG Group	484,545	8,424
BHP Billiton	451,274	12,327
BP	3,285,633	29,060
Brit Insurance Holdings	23,358	76
British American Tobacco	435,903	13,685
British Sky Broadcasting Group	43,955	402
BT Group, Cl A	1,128,477	2,346
Burberry Group	69,541	560
Cadbury	473,955	6,087
Cairn Energy*	3,749	167
Cape*	51,033	209
Capita Group	16,141	187
Carillion	72,213	318
Carnival	26,955	919
Carphone Warehouse Group	103,544	317
Catlin Group	146,296	822
Centrica	1,154,000	4,644
Close Brothers Group	27,086	345
Compass Group	57,860	354
Computacenter	11,100	57
Daily Mail & General Trust, Cl A	46,458	341
Debenhams	208,782	254
Devro	35,193	77
Diageo	241,674	3,711
Dimension Data Holdings	315,424	319
DS Smith	83,389	143
easyJet*	444,501	2,696
Eurasian Natural Resources	44,867	629
Firstgroup	106,622	705
Fresnillo	104,253	1,287
Friends Provident Group	1,795,547	2,389
GlaxoSmithKline	668,037	13,136
Greggs	6,095	39
Group 4 Securicor	74,018	261
Halfords Group	13,610	77
Hamworthy	16,122	68
Healthcare Locums	40,124	167
Hiscox	82,000	452
Home Retail Group	528,576	2,299
HSBC Holdings	2,006,864	22,981
ICAP	270,271	1,827
Imperial Tobacco Group	132,493	3,831
Inchcape	3,639,184	1,638
Intercontinental Hotels Group	25,164	327
International Power	436,745	2,019
Invensys	298,269	1,389

SEI Institutional International Trust / Annual Holdings / September 30, 2009	10

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2009

Description	Shares	Market Value ($ Thousands)
Investec	299,736	$2,196
J Sainsbury	6,682	35
Johnson Matthey	7,561	168
Kazakhmys	120,383	2,068
Kingfisher	1,022,117	3,480
Legal & General Group	2,949,989	4,142
Logica	297,882	620
London Stock Exchange Group	8,750	120
Marks & Spencer Group	652,705	3,780
Meggitt	170,369	635
Millennium & Copthorne Hotels	43,480	259
Mondi	2,310	11
National Express Group	24,220	185
National Grid	340,347	3,288
Next	103,115	2,955
Northumbrian Water Group	19,830	78
Old Mutual	2,831,710	4,529
Pearson	90,448	1,115
Persimmon	116,055	847
Petrofac	118,386	1,870
Petropavlovsk	82,501	1,195
Prudential	139,387	1,341
Reckitt Benckiser Group	130,102	6,363
Rexam	579,346	2,418
Rio Tinto	218,036	9,306
Rolls-Royce Group	489,745	3,688
Royal & Sun Alliance Insurance Group	729,016	1,560
Royal Bank of Scotland Group	677,332	574
SABMiller	38,326	925
Sage Group	705,878	2,635
Schroders	8,088	141
Scottish & Southern Energy	26,688	501
Serco Group	151,416	1,223
Severn Trent	29,399	456
Shire	70,195	1,217
Standard Chartered	672,608	16,588
Standard Life	22,528	79
Tate & Lyle	92,000	622
Taylor Woodrow	1,036,137	698
Tesco	590,723	3,775
Thomas Cook Group	143,477	533
Tomkins	85,924	259
Travis Perkins	107,718	1,435
TUI Travel	16,339	67
Tullett Prebon	103,954	650
Tullow Oil	144,211	2,602
Unilever	78,928	2,244
Vedanta Resources	20,439	622
Vodafone Group	7,916,006	17,750
WM Morrison Supermarkets	447,134	1,983
WPP	427,526	3,672

		321,086

United States — 0.5%
A Schulman	903	18
Air Transport Services Group*	17,100	59
American Equity Investment Life Holding	8,100	57
Capital One Financial	3,900	139
Clearwater Paper*	5,500	227
Computer Sciences*	6,000	316

Description	Shares/Face Amount (Thousands) (1)	Market Value ($ Thousands)
Earthlink	34,300	$289
EW Scripps, Cl A	20,000	150
FBL Financial Group, Cl A	3,100	60
Glatfelter	18,800	216
Hawkins	6,900	161
HSN*	7,500	122
International Business Machines	16,000	1,914
Journal Communications, Cl A	11,000	41
M&F Worldwide*	2,300	47
Macquarie Infrastructure	6,800	61
McClatchy, Cl A	22,400	57
Media General, Cl A	10,900	93
Noble	25,085	952
PS Business Parks(B)	17,444	895
Rayonier(B)	9,900	405
Schweitzer-Mauduit International	11,500	625
State Street	19,100	1,005
Synthes	7,342	884
Thomson Reuters	34,203	1,144
Wausau Paper	10,600	106

		10,043

Total Common Stock (Cost $1,594,568) ($ Thousands)		1,830,277

MORTGAGE-BACKED SECURITIES — 3.7%
Agency Mortgage-Backed Obligation — 1.8%
FHLMC ARM (E)
5.838%, 03/01/36	990	1,035
5.262%, 10/01/35	810	846
4.776%, 06/01/35	923	947
FHLMC CMO STRIPS, Ser 231, Cl IO, IO
5.500%, 08/01/35	1,639	284
FHLMC CMO STRIPS, Ser 245, Cl IO, IO
5.000%, 05/15/37	2,257	394
FHLMC CMO, Ser 3346, Cl FA
0.473%, 02/15/19 (E)	1,238	1,228
FNMA
6.000%, 07/01/37	869	919
FNMA 15 Year TBA
6.000%, 10/20/21	4,000	4,260
FNMA 30 Year TBA
6.500%, 10/01/37	10,650	11,382
6.000%, 10/01/37	12,100	12,765
FNMA ARM
5.128%, 10/01/35 (E)	1,319	1,376
4.504%, 05/01/35 (E)	1,027	1,067
FNMA CMO STRIPS, Ser 369, Cl 1, IO
5.000%, 03/01/36	1,283	168

		36,671

Non-Agency Mortgage-Backed Obligation — 1.9%
Adjustable Rate Mortgage Trust, Ser 2005-5, Cl 1A1
4.163%, 09/25/35 (E)	1,114	646
American Home Mortgage
Investment Trust, Ser 2004-3, Cl 3A
3.003%, 10/25/34 (E)	1,008	642

11	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
Banc of America Commercial Mortgage, Ser 2006-5, Cl A1
5.185%, 09/10/47	562	$571
Banc of America Funding, Ser 2006-A, Cl 2A2
4.973%, 02/20/36 (E)	371	75
Banc of America Mortgage Securities, Ser 2003-9, Cl 1A12
0.696%, 12/25/33 (E)	536	509
BCAP Trust, Ser 2006-RR1, Cl PA
5.000%, 11/25/36	749	747
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-7, Cl 1A1
4.350%, 10/25/34 (E)	443	332
Chase Mortgage Finance, Ser 2007-A1, Cl 7A1
4.601%, 02/25/37 (E)	777	737
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2003- 13, Cl 2A17
5.750%, 08/25/34	560	559
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2003- 34, Cl A3
5.000%, 09/25/33	458	459
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004- 22, Cl A1
4.946%, 11/25/34 (E)	1,329	986
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2007- HYB1, Cl 1A1
5.410%, 03/25/37 (E)	1,735	833
CS First Boston Mortgage Securities, Ser 2001-CF2, Cl A4
6.505%, 02/15/34	752	775
CS First Boston Mortgage Securities, Ser 2003-C3, Cl A3
3.382%, 05/15/38	181	181
CS First Boston Mortgage Securities, Ser 2005-C1, Cl A2
4.609%, 02/15/38	464	467
CS First Boston Mortgage Securities, Ser 2005-C4, Cl A2
5.017%, 08/15/38	685	689
Deutsche Alternative Securities Mortgage Loan Trust, Ser 2006- AB3, Cl A1
6.250%, 07/25/36 (E)	1,516	1,094
DLJ Commercial Mortgage, Ser 2000-CF1, Cl A1B
7.620%, 06/10/33	485	494
DLJ Commercial Mortgage, Ser 2000-CKP1, Cl A1B
7.180%, 11/10/33	1,038	1,068
First Horizon Alternative Mortgage Trust, Ser 2005-AA3, Cl 3A1
5.365%, 05/25/35 (E)	733	553

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
First Horizon Mortgage Pass- Through Trust, Ser 2003-9, Cl 1A3
5.500%, 11/25/33	1,373	$1,353
First Horizon Mortgage Pass- Through Trust, Ser 2006-AR3, Cl 1A1
5.641%, 11/25/36 (E)	2,051	1,613
First Union National Bank Commercial Mortgage, Ser 2000-C1, Cl A2
7.841%, 05/17/32	111	112
GMAC Commercial Mortgage Securities, Ser 2004-C2, Cl A2
4.760%, 08/10/38	569	579
GMAC Mortgage Loan Trust, Ser 2004-J1, Cl A2
5.250%, 04/25/34	1,044	1,038
GMAC Mortgage Loan Trust, Ser 2004-J4, Cl A1
5.500%, 09/25/34	619	616
Indymac Mortgage Loan Trust, Ser 2004-AR6, Cl 1A
3.845%, 10/25/34 (E)	225	143
JP Morgan Commercial Mortgage Finance, Ser 2000-C10, Cl A2
7.371%, 08/15/32 (E)	420	423
JP Morgan Mortgage Trust, Ser 2004-A5, Cl 4A2
4.818%, 12/25/34 (E)	429	416
LB-UBS Commercial Mortgage Trust, Ser 2000-C4, Cl A2
7.370%, 08/15/26	200	205
LB-UBS Commercial Mortgage Trust, Ser 2000-C5, Cl A2
6.510%, 12/15/26	613	633
LB-UBS Commercial Mortgage Trust, Ser 2001-WM, Cl A2
6.530%, 07/14/16 (C)	620	655
LB-UBS Commercial Mortgage Trust, Ser 2003-C7, Cl A2
4.064%, 09/15/27 (E)	548	552
Master Adjustable Rate Mortgages, Ser 2005-2, Cl 3A1
4.146%, 03/25/35 (E)	1,399	854
Master Alternative Loans Trust, Ser 2003-6, Cl 3A2
5.750%, 09/25/33	574	573
Merrill Lynch Mortgage Investors, Ser 2005-A4, Cl 1A
4.212%, 07/25/35 (E)	302	190
MLCC Mortgage Investors, Ser 2006-1, Cl 1A1
3.798%, 02/25/36 (E)	3,072	1,536
Morgan Stanley Capital I, Ser 2005-HQ5, Cl A2
4.809%, 01/14/42	1,005	1,011
Nomura Asset Acceptance, Ser 2004-R1, Cl A1
6.500%, 03/25/34 (C)	1,141	1,014

SEI Institutional International Trust / Annual Holdings / September 30, 2009	12

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2009

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
Nomura Asset Acceptance, Ser 2004-R2, Cl A1
6.500%, 10/25/34 (C)(E)	1,193	$1,030
PNC Mortgage Acceptance, Ser 2000-C2, Cl A2
7.300%, 10/12/33	633	653
PNC Mortgage Acceptance, Ser 2001-C1, Cl A2
7.610%, 03/15/33	303	305
Residential Asset Securitization Trust, Ser 2003-A, Cl A2
0.746%, 03/25/33 (E)	366	326
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 3A1
4.258%, 12/25/34 (E)	3,110	2,395
Residential Funding Mortgage Securities I, Ser 2004-S2, Cl A4
5.500%, 03/25/34	1,513	1,513
Residential Funding Mortgage Securities I, Ser 2006-S5, Cl A11
6.000%, 06/25/36	1,176	1,137
Salomon Brothers Mortgage Securities, Ser 2000-C1, Cl A2
7.520%, 02/18/32 (E)	600	602
Thornburg Mortgage Securities Trust, Ser 2006-5, Cl A1
0.366%, 09/25/46 (E)	2,268	2,171
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C17, Cl A2
4.782%, 03/15/42	950	950
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A5
4.500%, 06/25/33	736	737
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR9, Cl A6
2.954%, 08/25/34 (E)	234	225
WaMu Mortgage Pass-Through Certificates, Ser 2004-S2, Cl 2A1
5.500%, 06/25/34	730	728
Wells Fargo Mortgage Backed Securities Trust, Ser 2004-6, Cl A13
0.696%, 06/25/34 (E)	504	484
Wells Fargo Mortgage Backed Securities Trust, Ser 2004-I, Cl B1
4.167%, 07/25/34 (E)	127	46
Wells Fargo Mortgage Backed Securities Trust, Ser 2004-N, Cl A5
3.221%, 08/25/34 (E)	163	158

		39,393

Total Mortgage-Backed Securities (Cost $83,292) ($ Thousands)		76,064

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES — 1.4%
Automotive — 0.3%
Bank of America Auto Trust, Ser 2009-2A, Cl A3
2.130%, 09/15/13 (C)	1,150	$1,152
BMW Floorplan Master Owner Trust, Ser 2009-1A, Cl A
1.395%, 09/15/14 (C)(E)	285	285
Honda Auto Receivables Owner Trust, Ser 2008-1, Cl A3
4.470%, 01/18/12	545	560
Honda Auto Receivables Owner Trust, Ser 2009-2, Cl A2
2.220%, 08/15/11	1,035	1,045
Honda Auto Receivables Owner Trust, Ser 2009-3, Cl A3
2.310%, 05/15/13	685	696
Mercedes-Benz Auto Receivables Trust, Ser 2009-1, Cl A3
1.670%, 01/15/14	240	240
USAA Auto Owner Trust, Ser 2009-1, Cl A2
2.640%, 08/15/11	1,100	1,112

		5,090

Credit Card — 0.7%
American Express Credit Account Master Trust, Ser 2009-1, Cl A
1.593%, 12/15/14 (E)	3,295	3,334
Bank of America Credit Card Trust, Ser 2006-A6, Cl A6
0.273%, 11/15/13 (E)	620	612
Capital One Multi-Asset Execution Trust, Ser 2008-A5, Cl A5
4.850%, 02/18/14	1,075	1,131
Capital One Multi-Asset Execution Trust, Ser 2009-A1, Cl A1
1.343%, 04/15/13 (E)	600	602
Chase Issuance Trust, Ser 2007- A10, Cl A10
0.283%, 06/16/14 (E)	620	609
Chase Issuance Trust, Ser 2009- A4, Cl A4
0.993%, 06/15/12 (E)	1,100	1,104
Chase Issuance Trust, Ser 2009- A6, Cl A6
1.093%, 07/16/12 (E)	1,550	1,557
Citibank Credit Card Issuance Trust, Ser 2004-A7, Cl A7
0.497%, 11/25/13 (E)	1,430	1,412
Citibank Credit Card Issuance Trust, Ser 2005-A7, Cl A7
4.750%, 10/22/12	295	306
Citibank Credit Card Issuance Trust, Ser 2009-A1, Cl A1
1.993%, 03/17/14 (E)	645	661
MBNA Credit Card Master Note Trust, Ser 2003-A4, Cl A4
0.463%, 09/17/12 (E)	1,760	1,757

13	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Face Amount (Thousands) (1)/Shares	Market Value ($ Thousands)
MBNA Credit Card Master Note Trust, Ser 2003-A8, Cl A8
0.433%, 12/17/12 (E)	2,150	$2,143

		15,228

Mortgage Related — 0.4%
ACE Securities, Ser 2003-NC1, Cl M1
1.416%, 07/25/33 (E)	2,100	1,194
Ameriquest Mortgage Securities, Ser 2005-R9, Cl AF3
5.098%, 11/25/35	452	443
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A4
5.775%, 09/25/36	1,245	1,044
CNH Equipment Trust, Ser 2009- A, Cl A2
4.060%, 10/17/11	450	456
CNH Equipment Trust, Ser 2009- B, Cl A2
2.400%, 05/16/11	1,555	1,560
GSAMP Trust, Ser 2005-HE3, Cl M1
0.716%, 06/25/35 (E)	355	338
Master Asset Backed Securities Trust, Ser 2003-WMC2, Cl M1
1.296%, 08/25/33 (E)	316	264
Merrill Lynch Mortgage Investors, Ser 2003-HE1, Cl M2
1.896%, 07/25/34 (E)	135	29
Morgan Stanley Capital I, Ser 2003-NC8, Cl M1
1.296%, 09/25/33 (E)	1,631	1,111
Residential Asset Mortgage Products, Ser 2003-RS11, Cl Mll1
1.341%, 12/25/33 (E)	188	111
Resmae Mortgage Loan Trust, Ser 2006-1, Cl A2B
0.396%, 02/25/36 (C)(E)	4,058	1,793
Terwin Mortgage Trust, Ser 2006- 2, Cl 2A1
4.500%, 06/25/36	727	75

		8,418

Total Asset-Backed Securities (Cost $33,210) ($ Thousands)		28,736

PREFERRED STOCK — 0.5%
Brazil — 0.4%
Banco Bradesco	184,300	3,657
Petroleo Brasileiro	210,900	4,130

		7,787

France — 0.0%
Bureau Veritas	8,814	497

Germany — 0.1%
Bayerische Motoren Werke	3,127	104
Draegerwerk	2,624	100
Jungheinrich	2,620	53
RWE	13,432	1,105

Description	Shares/Face Amount (Thousands) (1)	Market Value ($ Thousands)
Volkswagen	10,672	$1,241

		2,603

Total Preferred Stock (Cost $9,528) ($ Thousands)		10,887

CORPORATE OBLIGATION — 0.1%
United States — 0.1%
Shinsei Finance Cayman
6.418%, 01/29/49(C)(E)	1,740	914

Total Corporate Obligation (Cost $1,740) ($ Thousands)		914

	Number Of Warrants
WARRANTS — 0.0%
Italy — 0.0%
Mediobanca, Expires 03/20/11 *	95,834	7
Unione di Banche Italiane , Expires 06/30/11 *	34,013	—

		7

Singapore — 0.0%
Golden Agri-Resources,
Expires 05/29/12 *	172,793	30

Total Warrants (Cost $0) ($ Thousands)		37

	Number Of Rights
RIGHTS — 0.0%
Australia — 0.0%
AWB Limited, Expires 10/23/09*	131	32
Sigma Pharm, Expires 10/20/09*	34	1

		33

Belgium — 0.0%
Fortis, Expires 07/01/14*	423	—

France — 0.0%
BNP Paribas, Expires 10/15/09*	183	396

Hong Kong — 0.0%
Genting Singapore, Expires 10/14/09*(A)	344	77

Sweden — 0.0%
Swedbank, Expires 10/06/09*	50	97

Total Rights (Cost $96) ($ Thousands)		603

SEI Institutional International Trust / Annual Holdings / September 30, 2009	14

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2009

Description	Shares/Face Amount (Thousands) (1)		Market Value ($ Thousands)
CASH EQUIVALENT — 3.9%
United States — 3.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.110%†**		80,443,128	$80,443

Total Cash Equivalent (Cost $80,443) ($ Thousands)			80,443

U.S. TREASURY OBLIGATIONS (F) (G) (F) — 0.7%
U.S. Treasury Bills
0.291%, 12/17/09		850	850
0.233%, 12/03/09		12,364	12,362
0.150%, 11/19/09		1,500	1,500

Total U.S. Treasury Obligations (Cost $14,708) ($ Thousands)			14,712

AFFILIATED PARTNERSHIP — 7.9%
United States — 7.9%
SEI Liquidity Fund, L.P., 0.400%†**(H)		165,342,282	163,007

Total Affiliated Partnership (Cost $165,342) ($ Thousands)			163,007

TIME DEPOSITS — 2.0%
United States — 2.0%
Brown Brothers Harriman
5.950%, 10/01/09	ZAR	3	—
2.174%, 10/01/09	AUD	531	469
1.500%, 10/01/09	NZD	100	72
0.382%, 10/01/09	NOK	185	32
0.125%, 10/01/09	EUR	85	124
0.100%, 10/01/09	DKK	3,539	695
0.088%, 10/01/09	GBP	321	513
0.060%, 10/01/09	CAD	3	2
0.030%, 10/01/09		38,281	38,281
0.020%, 10/01/09	CHF	454	438
0.010%, 10/01/09	HKD	693	89
0.010%, 10/01/09	JPY	71,757	801
0.010%, 10/01/09	SEK	1,438	206
0.005%, 10/01/09	SGD	53	38

Total Time Deposits (Cost $41,760) ($ Thousands)			41,760

Total Investments — 109.0% (Cost $2,024,687) ($ Thousands)			$2,247,440

15	SEI Institutional International Trust / Annual Holdings / September 30, 2009

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2009, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/1/09-10/21/09	JPY	3,376,515	USD	36,750	$(971)
10/1/09-10/21/09	USD	37,114	JPY	3,376,515	607
10/2/09-10/21/09	AUD	53,713	USD	46,813	(506)
10/2/09-10/21/09	CAD	25,266	USD	23,760	214
10/5/09-10/21/09	HKD	313,704	USD	40,483	—
10/5/09-10/21/09	USD	76,835	GBP	46,440	(2,575)
10/6/09-10/21/09	USD	46,832	AUD	53,682	460
10/21/09	AUD	2,537	CHF	2,100	(210)
10/21/09	CHF	2,100	AUD	2,568	238
10/21/09	CHF	4,400	GBP	2,560	(148)
10/21/09	CHF	9,218	USD	8,708	(179)
10/21/09	GBP	2,569	CHF	4,400	134
10/21/09	MXP	3,461	USD	261	6
10/21/09	NOK	9,412	USD	1,610	(12)
10/21/09	SEK	92,083	USD	13,486	313
10/21/09	SGD	2,711	USD	1,918	(6)
10/21/09	USD	23,614	CAD	25,266	(68)
10/21/09	USD	8,787	CHF	9,218	99
10/21/09	USD	76,695	EUR	52,051	(619)
10/21/09	USD	40,484	HKD	313,704	(1)
10/21/09	USD	260	MXP	3,461	(4)
10/21/09	USD	391	NZD	542	1
10/21/09	USD	13,435	SEK	92,083	(261)
10/21/09	USD	1,920	SGD	2,711	4
10/21/09	USD	1,592	ZAR	11,915	(24)
10/21/09	ZAR	11,915	USD	1,616	48
10/21/09-11/20/09	EUR	52,083	USD	77,049	928
10/21/09-11/20/09	GBP	2,448	JPY	378,000	310
10/21/09-11/20/09	GBP	1,204	SGD	2,800	62
10/21/09-11/20/09	GBP	46,576	USD	76,063	1,585
10/21/09-11/20/09	JPY	378,000	GBP	2,570	(115)
10/21/09-11/20/09	JPY	189,000	NZD	3,263	243
10/21/09-11/20/09	NZD	3,147	JPY	189,000	(159)
10/21/09-11/20/09	NZD	659	USD	460	(16)
10/21/09-11/20/09	SGD	2,800	GBP	1,227	(26)
10/21/09-11/20/09	USD	1,629	NOK	9,526	12
11/20/09	CHF	2,100	EUR	1,391	7
11/20/09	CHF	1,000	NOK	5,854	43
11/20/09	EUR	1,393	CHF	2,100	(10)
11/20/09	EUR	1,397	JPY	188,000	59
11/20/09	JPY	188,000	EUR	1,431	(10)
11/20/09	NOK	5,968	CHF	1,000	(63)

					$(610)

A summary of the open futures contracts held by the Fund at September 30, 2009, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	932	Dec-2009	$494
FTSE 100 Index	278	Dec-2009	520
Hang Seng Index	16	Oct-2009	7
MSCI EAFE Index E-MINI	88	Dec-2009	133
Nikkei 225 Index	20	Dec-2009	(24)
SPI 200 Index	66	Dec-2009	220
Topix Index	244	Dec-2009	(1,094)
U.S. 10-Year Treasury Note	(14)	Dec-2009	(20)
U.S. 5-Year Treasury Note	(14)	Dec-2009	(13)

			$223

For the year ended September 30, 2009, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

SEI Institutional International Trust / Annual Holdings / September 30, 2009	16

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2009

A summary of outstanding swap agreements held by the Fund at September 30, 2009, is as follows:

Total Return Swap

Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)	Net Unrealized Depreciation ($Thousands)
Morgan Stanley	MSCI Daily TR Net EAFE USD Market Index	3-Month LIBOR	Price Return	01/13/10	95,310	$(1,341)

Credit Default Swaps

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation ($Thousands)
Bank of America	Radian Group Inc., 7.750%, 06/01/11	BUY	(0.39)	12/20/13	2,500	$920
JPMorgan Chase Bank	Radian Group Inc., 7.750%, 06/01/11	BUY	(0.39)	12/20/13	2,500	921

						$1,841

Percentages are based on a Net Assets of $2,061,808
($ Thousands).

*	Non-income producing security
**	Rate shown is the 7-day effective yield as of September 30, 2009.
†	Affiliated security
(1)	In U.S. dollars unless otherwise noted.
(A)	This security or a partial position of this security is on loan at September 30, 2009. The total market value of securities on loan at September 30, 2009 was$155,229 (Thousands) (See Note 9).
(B)	Real Estate Investment Trust
(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2009 was $916 (Thousands) and represented 0.0% of Net Assets.
(E)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2009.
(F)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(G)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(H)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2009 was $163,007 (Thousands).

ADR — American Depositary Receipt

ARM — Adjustable Rate Mortgage

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CMO — Collateralized Mortgage Obligation

DKK — Danish Krone

EAFE — Europe, Australasia and Far East

EURIBOR — Euro London Interbank Offered Rate

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

IO — Interest Only - face amount represents notional amount

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

MXP — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

USD — U.S. Dollar

ZAR — South African Rand

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

17	SEI Institutional International Trust / Annual Holdings / September 30, 2009

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

September 30, 2009

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 86.7%
Argentina — 0.4%
Tenaris ADR	71,458	$2,545
Ternium ADR(A)	29,250	778

		3,323

Brazil — 7.8%
All America Latina Logistica	134,000	1,035
Amil Participacoes	166,900	913
Banco do Brasil	161,654	2,848
Banestes Banco do Estado do Espirito Santo	4,800	20
BM&F BOVESPA	67,100	493
BR Malls Participacoes*	74,500	875
Centrais Eletricas Brasileiras	54,180	838
Cia de Saneamento Basico do Estado de Sao Paulo	101,469	1,920
Cia de Saneamento Basico do Estado de Sao Paulo ADR	610	23
Cia de Saneamento de Minas Gerais	84,600	1,419
Cia Energetica de Minas Gerais ADR(A)	62,163	945
Cia Siderurgica Nacional ADR	9,800	300
Companhia Brasileira de Meios de Pagamento	34,477	340
Dufry South America	61,000	1,025
EDP - Energias do Brasil	99,302	1,623
Empresa Brasileira de Aeronautica*	186,300	1,067
Empresa Brasileira de Aeronautica ADR*	22,380	513
Eternit	26,655	111
Gerdau	88,900	924
Gerdau ADR	76,104	1,023
Grendene	309,324	1,450
GVT Holding*(B)	20,200	460
Hypermarcas*	106,250	2,087
Itau Unibanco Holding ADR	287,329	5,790
Klabin Segall*	19,700	57
Light	41,852	580
Localiza Rent A Car	196,800	1,961
Lojas Renner	93,249	1,614
Marfrig Alimentos*	42,400	402
Medial Saude*	147,800	900
Multiplan Empreendimentos Imobiliarios	8,500	132
OGX Petroleo e Gas Participacoes	2,784	2,114
PDG Realty Empreendimentos e Participacoes	82,400	680
Petroleo Brasileiro	347,229	7,936
Petroleo Brasileiro ADR	49,934	2,292
Porto Seguro	26,600	269
Redecard	239,703	3,685
Rodobens Negocios Imobiliarios	85,150	854
Santos Brasil Participacoes	41,581	329
Sistema Educacional Brasileiro	87,900	862
SLC Agricola	61,520	525
Souza Cruz	12,806	453
Telegraph Norte Leste Participacoes ADR	111,007	2,086

Description	Shares	Market Value ($ Thousands)
Telegraph Norte Leste Participacoes	41,900	$940
Tractebel Energia	60,770	716
Usinas Siderurgicas de Minas Gerais	142,800	3,647
Vale	136,800	3,157
Vale ADR, Cl B	252,970	5,851
Vivo Participacoes ADR	2,959	75
Votorantim Celulose e Papel ADR*	8,000	131
Votorantim Celulose e Papel*	4,100	67
Wilson Sons, Cl BDR, BDR	73,605	1,004

		71,361

Chile — 1.2%
Banco de Chile ADR	16,814	799
Banco Santander Chile ADR	25,761	1,482
Centros Comerciales Sudamericanos	109,425	299
Cia Cervecerias Unidas	167,128	1,139
Cia Cervecerias Unidas ADR	23,094	793
CorpBanca ADR	13,600	441
Embotelladora Andina ADR, Cl B	32,078	576
Empresa Nacional de Electricidad ADR	19,700	923
Empresa Nacional de Telecomunicaciones	49,589	645
Enersis ADR	205,191	3,786
Multiexport Foods*	144,140	27
Sociedad Quimica y Minera de Chile ADR(A)	7,800	305

		11,215

China — 9.6%
AirMedia Group ADR*	103,742	762
Ajisen China Holdings	1,181,897	1,052
Anhui Conch Cement	220,882	1,472
Anhui Expressway	854,000	505
Asia Cement China Holdings	148,000	94
Bank of China	14,479,000	7,622
Bank of Communications(A)	1,189,000	1,448
Beauty China Holdings(B)(C)	70,000	7
Bosideng International Holdings	6,640,000	1,071
Central China Real Estate	25,000	7
China Citic Bank	1,009,000	665
China Coal Energy	707,000	925
China Communications Services	610,000	334
China Construction Bank	15,222,250	12,158
China Dongxiang Group	2,254,500	1,504
China Life Insurance	604,516	2,633
China Molybdenum	1,145,991	918
China Petroleum & Chemical	910,000	774
China Railway Construction(A)	1,480,500	1,968
China Shenhua Energy	36,000	157
China Shineway Pharmaceutical Group	86,000	92
China Shipping Development	1,144,000	1,447
China Telecom	3,630,000	1,714
China Zhongwang Holdings*(A)	882,800	868
Chongqing Changan Automobile, Cl B	927,400	544
Ctrip.com International ADR*	52,100	3,063
Dongfeng Motor Group	1,937,555	2,060

1	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Shares	Market Value ($ Thousands)
Epure International	2,543,500	$1,029
Fosun International	1,101,500	769
Golden Eagle Retail Group(A)	459,215	770
Great Wall Motor	524,000	472
Great Wall Technology	358,000	103
Guangzhou R&F Properties	556,400	978
Huaneng Power International	1,184,800	784
Huaneng Power International ADR	4,040	108
Industrial & Commercial Bank of China(A)	14,633,000	11,027
Jiangling Motors, Cl B	453,400	569
Jiangsu Expressway(A)	338,000	277
Mindray Medical International ADR	38,678	1,262
New Oriental Education & Technology Group ADR*	8,248	664
PetroChina	3,469,023	3,921
PetroChina ADR	11,290	1,284
Ping An Insurance Group of China	214,000	1,698
Renhe Commercial Holdings	10,682,000	2,150
Shanda Games ADR*	33,800	395
Shanda Interactive Entertainment ADR*(A)	2,400	123
Shandong Chenming Paper Holdings, Cl B	842,100	594
Shandong Molong Petroleum Machinery	1,358,813	142
Shanghai Mechanical and Electrical Industry, Cl B	170,265	174
Shenzhou International Group Holdings	369,000	370
Sinopharm Group*	80,400	204
Sinotrans	4,378,000	1,034
Sinotrans Shipping	1,293,500	521
Soho China	1,957,500	1,048
Tencent Holdings	195,200	3,176
Tingyi Cayman Islands Holding	628,000	1,296
Travelsky Technology	96,000	74
Weiqiao Textile	1,721,400	1,066
Yangzijiang Shipbuilding Holdings(A)	1,658,102	1,136
Yanzhou Coal Mining	536,000	773
Zhejiang Expressway	1,293,162	1,133
Zhuzhou CSR Times Electric	706,000	1,228

		88,216

Czech Republic — 0.5%
CEZ	57,746	3,068
Komercni Banka	4,037	802
Philip Morris CR	560	284
Telefonica O2 Czech Republic	16,046	396

		4,550

Egypt — 0.4%
Commercial International Bank	127,289	1,328
Egyptian Financial Group-Hermes Holding	220,924	1,206
National Societe Generale Bank	12,100	63
Orascom Construction Industries GDR*(A)(D)	14,078	591
Suez Cement	29,826	223

Description	Shares	Market Value ($ Thousands)
Telecom Egypt	205,500	$663

		4,074

Hong Kong — 6.2%
Beijing Enterprises Holdings	424,362	2,248
Chaoda Modern Agriculture(A)	2,859,400	1,727
Cheung Kong Holdings	26,000	330
China BlueChemical	1,293,337	701
China Foods	148,000	102
China Mengniu Dairy	443,000	1,134
China Mobile	1,453,715	14,181
China Mobile ADR	48,070	2,361
China Overseas Land & Investment	806,800	1,745
China Pharmaceutical Group	1,552,000	873
China Power International Development(A)	4,175,200	1,196
China Resources Power Holdings	734,800	1,708
China Unicom	1,057,682	1,498
CNOOC	4,828,448	6,492
CNOOC ADR	3,510	475
CNPC Hong Kong	1,172,836	929
COSCO Pacific	1,825,015	2,619
Denway Motors	3,484,000	1,551
Digital China Holdings	292,000	278
Geely Automobile Holdings(A)	2,615,000	712
Global Bio-Chemical Technology Group	3,957,500	1,001
GOME Electrical Appliances Holdings	5,286,740	1,412
Great Eagle Holdings	153,668	379
Guangdong Investment	872,000	430
GZI Real Estate Investment Trust(E)	706,065	260
Hengan International Group	114,000	689
Hopewell Holdings	163,779	515
Huabao International Holdings	2,448,809	2,626
Industrial and Commercial Bank of China Asia	293,000	663
NWS Holdings	205,226	397
Samson Holding(A)	5,549,000	1,146
Shanghai Industrial Holdings	314,985	1,420
Sino Biopharmaceutical	1,011,000	233
Sinolink Worldwide Holdings	1,936,000	487
Skyworth Digital Holdings	1,802,000	835
Texwinca Holdings	224,600	177
TPV Technology	2,041,890	1,265

		56,795

Hungary — 0.2%
Egis Gyogyszergyar	2,000	212
Magyar Telekom	53,194	232
MOL Hungarian Oil and Gas	13,125	1,091

		1,535

India — 6.9%
Allahabad Bank	111,286	276
Andhra Bank	365,655	806
Bank	10,693	94
Bank of Baroda	125,937	1,261
Bank of India	254,564	2,196
Bank of Maharashtra	111,285	109

SEI Institutional International Trust / Annual Holdings / September 30, 2009	2

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

September 30, 2009

Description	Shares	Market Value ($ Thousands)
Bharat Electronics	8,329	$266
Bharat Heavy Electricals	28,180	1,364
Bharat Petroleum	78,222	933
Bharti Airtel	335,679	2,922
Birla	25,717	160
Cairn India*	457,047	2,488
Canara Bank	95,549	640
Container of India	1,300	32
Dena Bank	42,104	59
Federal Bank	55,489	291
GAIL India	359,718	2,686
Glenmark Pharmaceuticals	49,990	247
Grasim Industries	20,666	1,192
Gujarat Alkalies & Chemicals	23,460	58
Gujarat Narmada Valley Fertilizers	142,723	302
Gujarat State Fertilisers & Chemicals	21,870	80
HCL Technologies	115,942	821
Hero Honda Motors	29,240	1,017
Hindalco Industries	130,002	349
Hindustan Petroleum	102,740	858
Hindustan Unilever	18,952	103
Hindustan Zinc	53,580	921
Housing Development Finance	56,038	3,250
India Cements	709,260	1,982
Indian Bank	138,611	472
Indian Overseas Bank	51,626	136
Industrial Development Bank of India	315,589	836
Infosys Technologies	59,691	2,862
Infosys Technologies ADR	5,730	278
ITC	74,869	363
Jet Airways India	40,750	279
Jindal Steel & Power	19,380	236
Mahanagar Telephone Nigam	507,220	965
Mahindra & Mahindra	30,000	551
Mangalore Refinery & Petrochemicals	439,380	834
Maruti Udyog	31,436	1,112
Mphasis	10,058	139
Oil & Natural Gas	111,225	2,710
Oriental Bank of Commerce	72,499	359
Patni Computer Systems	167,378	1,601
Piramal Healthcare	121,378	967
Power Finance	195,805	932
Punjab National Bank	44,931	745
Reliance Industries*	41,890	1,917
Sesa GOA*(F)	148,274	819
Shipping of India	40,912	120
State Bank of India	51,796	2,363
State Bank of India GDR(D)	25,100	2,282
Steel Authority of India	589,610	2,095
Sterlite Industries India ADR	23,650	378
Sterlite Industries India	71,582	1,155
Syndicate Bank	114,759	223
Tata Consultancy Services	336,788	4,348
Tata Power	9,356	256
Tata Steel	150,736	1,596
Ultratech Cement	2,160	36
Union Bank of India	53,345	266
Zee Entertainment Enterprises	297,096	1,475

		63,469

Description	Shares	Market Value ($ Thousands)
Indonesia — 1.7%
Astra International	392,351	$1,354
Bank Central Asia	2,547,500	1,219
Bank Mandiri	7,908,592	3,846
Bank Rakyat Indonesia	2,187,000	1,697
Gudang Garam	480,570	741
Indocement Tunggal Prakarsa	1,062,305	1,165
Indosat	1,091,500	615
Kalbe Farma	1,539,800	212
Semen Gresik Persero	458,000	299
Tambang Batubara Bukit Asam	209,000	305
Telekomunikasi Indonesia	4,293,100	3,842
Unilever Indonesia	254,093	281
United Tractors	213,000	344

		15,920

Israel — 1.7%
Bank Hapoalim*	243,750	865
Bezeq Israeli Telecommunication	1,443,402	3,096
Delek Automotive Systems	2,517	30
Delek Group	1,038	174
Discount Investment	8,366	188
First International Bank of Israel*	51,020	709
Israel Chemicals	25,182	288
Israel Discount Bank, Cl A	177,274	334
Makhteshim-Agan Industries	76,735	346
Mizrahi Tefahot Bank*	92,000	781
Partner Communications	38,041	717
Teva Pharmaceutical Industries	73,554	3,683
Teva Pharmaceutical Industries ADR	84,356	4,265
Union Bank of Israel*	21,090	103

		15,579

Kazakhstan — 0.2%
KazMunaiGas Exploration Production GDR	83,682	1,873

Malaysia — 1.9%
Berjaya Sports Toto	286,975	367
BIMB Holdings	36,000	11
British American Tobacco Malaysia	55,400	705
CIMB Group Holdings	742,200	2,380
Gamuda	962,900	882
Genting Malaysia	3,265,340	2,585
Hong Leong Bank	368,411	699
KLCC Property Holdings	97,600	94
Lafarge Malayan Cement	57,100	103
Malayan Banking	1,851,067	3,557
Malaysian Bulk Carriers	349,191	307
PPB Group	202,000	899
Proton Holdings	167,000	195
Public Bank	158,653	468
Public Bank (Foreign Market)	87,400	258
RHB Capital	46,280	68
Sime Darby	440,300	1,081
Telekom Malaysia	166,000	147
Tenaga Nasional	1,046,935	2,477

3	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Shares	Market Value ($ Thousands)
UMW Holdings	161,066	$293

		17,576

Mexico — 4.1%
Alfa, Cl A	131,688	629
America Movil ADR, Ser L	147,706	6,474
America Movil, Ser L	2,408,459	5,270
Banco Compartamos(A)	83,343	304
Bolsa Mexicana de Valores*	573,228	709
Cemex ADR*	19,800	256
Coca-Cola Femsa ADR	12,640	608
Coca-Cola Femsa	107,800	517
Consorcio ARA(A)	960,600	576
Desarrolladora Homex ADR*(A)	41,543	1,569
Embotelladoras Arca	595,309	1,471
Empresas ICA*	24,500	58
Fomento Economico Mexicano ADR	22,346	850
Fomento Economico Mexicano	272,255	1,036
Gruma, Cl B*	220,756	387
Grupo Bimbo, Ser A	77,320	430
Grupo Carso, Ser A1(A)	64,749	209
Grupo Casa Saba ADR	4,500	86
Grupo Continental(B)	644,000	1,288
Grupo Financiero Banorte, Cl O(A)	767,116	2,565
Grupo Mexico, Ser B*	1,186,581	2,186
Grupo Modelo	201,900	751
Grupo Simec, Cl B*	150,000	398
Grupo Televisa ADR	124,415	2,313
Grupo Televisa	328,395	1,214
Industrias, Cl B*	157,544	552
Kimberly-Clark de Mexico, Cl A(A)	278,900	1,157
Megacable Holdings*	73,000	138
Urbi Desarrollos Urbanos*	1,605,241	3,252
Wal-Mart de Mexico, Ser V(A)	191,700	664

		37,917

Netherlands — 0.1%
Plaza Centers	496,174	1,042

Pakistan — 0.1%
Oil & Gas Development	920,472	1,189

Panama — 0.1%
Copa Holdings, Cl A	26,400	1,174

Peru — 0.2%
Cia de Minas Buenaventura ADR	8,329	293
Credicorp	21,600	1,680

		1,973

Philippines — 0.4%
ABS-CBN Holdings(B)	131,700	83
Bank of the Philippine Islands	437,171	415
Globe Telecom	1,376	29
Metropolitan Bank & Trust	273,300	222
Philippine Long Distance Telephone	15,200	773

Description	Shares	Market Value ($ Thousands)
Philippine Long Distance Telephone ADR	23,779	$1,222
SM Investments	48,580	333
Union Bank of Philippines	446,600	283

		3,360

Poland — 0.7%
Asseco Poland	22,140	472
Bank Pekao	7,490	393
Cyfrowy Polsat	121,890	626
Gant Development*	6,000	42
Getin Holding*	50,000	157
KGHM Polska Miedz	28,431	847
Polish Oil & Gas	58,200	72
Polski Koncern Naftowy Orlen	148,036	1,519
Powszechna Kasa Oszczednosci Bank Polski	57,677	668
Telekomunikacja Polska	290,860	1,586

		6,382

Russia — 6.0%
Comstar United Telesystems GDR	204,027	1,071
Evraz Group GDR	59,903	1,564
Globaltrans Investment GDR*	172,656	1,278
LUKOIL ADR	217,888	11,951
Lukoil OAO ADR	37,300	2,022
MMC Norilsk Nickel ADR	288,449	3,577
Mobile Telesystems ADR	73,485	3,547
Novolipetsk Steel GDR*	33,848	861
OAO Gazprom ADR	722,532	16,799
Pharmstandard GDR*	33,038	595
Rosneft Oil GDR	658,529	4,952
Sberbank GDR	6,200	1,373
Severstal GDR	54,223	418
Sistema GDR	5,176	76
Surgutneftegaz ADR	152,598	1,335
Tatneft ADR	41,892	1,037
TMK OAO GDR	267	4
Uralkali GDR	66,738	1,261
X5 Retail Group GDR*	39,206	953

		54,674

South Africa — 6.8%
ABSA Group	150,030	2,376
African Bank Investments	353,391	1,376
Anglo Platinum	11,960	1,053
AngloGold Ashanti	43,936	1,748
AngloGold Ashanti ADR(A)	43,719	1,782
ArcelorMittal South Africa	126,026	1,996
Aspen Pharmacare Holdings	49,518	404
Assore	1,435	119
Aveng	187,961	1,073
Barloworld	269,112	1,740
Bidvest Group	64,930	1,016
DataTec	45,000	144
FirstRand	1,869,984	4,074
Gold Fields ADR	39,510	545
Gold Fields	271,744	3,640
Grindrod	453,355	951
Harmony Gold Mining(A)	155,431	1,641
Hyprop Investments	10,729	60
Impala Platinum Holdings	152,824	3,529

SEI Institutional International Trust / Annual Holdings / September 30, 2009	4

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

September 30, 2009

Description	Shares	Market Value ($ Thousands)
Imperial Holdings	70,843	$746
Investec	184,600	1,392
JD Group	75,760	446
Kumba Iron Ore	25,330	829
Medi-Clinic	94,478	278
Metropolitan Holdings	485,749	820
Mondi	239,626	1,233
Mr Price Group	138,736	623
MTN Group	390,818	6,300
Murray & Roberts Holdings	38,220	299
Nampak	536,152	1,203
Naspers, Cl N	46,829	1,586
Nedbank Group(A)	153,288	2,417
Remgro	60,722	710
Reunert	98,221	726
Sanlam	783,451	2,121
Sappi	633,483	2,366
Sasol	116,007	4,323
Sasol ADR	9,070	346
Shoprite Holdings	72,817	596
Standard Bank Group	154,030	1,975
Steinhoff International Holdings	300,000	653
Telkom(A)	83,070	474
Vodacom Group Pty*	23,072	171
Woolworths Holdings	59,575	127

		62,027

South Korea — 12.9%
CJ CheilJedang	4,134	728
Daegu Bank	54,400	780
Daewoo Securities	6,050	111
Daewoo Shipbuilding & Marine Engineering	77,210	1,127
Daishin Securities	26,860	369
Dongbu Insurance	21,523	660
Doosan	3,680	278
GS Engineering & Construction	26,891	2,104
GS Holdings	18,010	499
GS Home Shopping	1,898	115
Hana Financial Group	17,980	620
Hanwha Chemical	89,740	975
Hyundai Department Store	4,125	385
Hyundai Development	45,350	1,647
Hyundai Heavy Industries	5,805	887
Hyundai Mipo Dockyard	2,849	301
Hyundai Mobis	10,460	1,469
Hyundai Motor	46,878	4,436
Kangwon Land	127,010	1,876
KB Financial Group	65,994	3,389
KCC	531	160
KISWIRE	2,750	98
Korea Development Financing	1,930	52
Korea Electric Power	122,970	3,736
Korea Plant Service & Engineering	13,254	365
Korea Zinc	9,254	1,378
Korean Reinsurance	32,480	327
KT	52,850	1,814
KT ADR	80,800	1,404
KT&G	29,347	1,778
LG	41,054	2,753
LG Chemical	18,948	3,522
LG Electronics	58,280	6,208

Description	Shares	Market Value ($ Thousands)
LG Philips LCD	170,970	$4,919
Lotte Chilsung Beverage	138	94
Lotte Confectionery	510	536
Lotte Shopping	10,426	2,810
LS Industrial Systems	9,912	782
MegaStudy	5,492	1,130
Namyang Dairy Products	196	93
Pacific	85	11
POSCO	15,149	6,262
POSCO ADR	9,120	948
Pusan Bank	74,870	832
Samsung Electro-Mechanics	1,640	141
Samsung Electronics	42,310	29,266
Samsung Fire & Marine Insurance	13,538	2,769
Samsung Heavy Industries	35,440	770
SeAH Holdings	66	3
Shinhan Financial Group	203,930	8,135
Shinsegae	6,951	3,510
SK Holdings	17,341	1,656
SK Telecom	13,799	2,137
SK Telecom ADR	107,780	1,881
S-Oil	23,454	1,240
Woori Investment & Securities	59,840	851
Youngone Holdings	3,508	67
Yuhan	5,533	895

		118,089

Sweden — 0.1%
Alliance Oil*(A)	80,770	996

Taiwan — 10.9%
Ability Enterprise	178,039	349
Acer	1,088,371	2,776
Advanced Semiconductor Engineering ADR	88,998	368
Advanced Semiconductor Engineering	3,747,404	3,083
Asustek Computer	1,267,931	2,177
AU Optronics	1,372,418	1,334
Cathay Financial Holding	1,554,200	2,582
Cheng Loong	318,000	110
Chi Mei Optoelectronics	683,000	359
China Bills Finance*	461,000	131
China Steel	1,137,819	1,058
Chinatrust Financial Holding	6,844,862	4,439
Chunghwa Telecom	978,777	1,763
Compal Electronics	4,376,281	5,098
CTCI	187,396	182
Far Eastern Textile	946,539	1,110
Far EasTone Telecommunications	538,000	629
First Financial Holding	1,892,192	1,180
Formosa Plastics	230,165	469
Foxconn Technology	312,300	886
Gigabyte Technology	174,000	147
HannStar Display*	477,838	105
High Tech Computer	187,100	2,054
HON HAI Precision Industry	3,247,934	13,033
KGI Securities	579,000	312
Lite-On Technology	1,281,118	1,680
Macronix International	1,192,687	657
MediaTek	458,023	7,637

5	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Shares	Market Value ($ Thousands)
Mega Financial Holding	3,535,000	$2,238
Nan Ya Plastics	5,040	8
Nan Ya Printed Circuit Board	344,967	1,196
Nien Hsing Textile	241,000	124
Novatek Microelectronics	227,860	539
Pou Chen	887,200	574
Quanta Computer	1,654,592	3,474
Siliconware Precision Industries	1,235,002	1,744
SinoPac Financial Holdings	4,673,230	1,919
Taishin Financial Holding	1,645,000	716
Taiwan Cooperative Bank	1,577,661	972
Taiwan Fertilizer	1,007,000	3,602
Taiwan Semiconductor Manufacturing	6,509,456	13,060
Taiwan Semiconductor Manufacturing ADR	164,386	1,802
Tatung GDR*	315,600	1,247
U-Ming Marine Transport	115,000	194
United Microelectronics	11,392,312	5,581
Universal Scientific Industrial	296,000	138
Walsin Lihwa	154,000	53
Wistron	981,000	1,825
Yageo	2,647,440	742
Yuanta Financial Holding	3,235,000	2,395

		99,851

Thailand — 2.7%
Advanced Info Service	384,700	1,085
Airports of Thailand	428,000	541
Bangkok Bank	292,600	1,077
Bangkok Bank NVDR(A)	830,700	3,009
Bumrungrad Hospital	843,850	732
Charoen Pokphand Foods	2,679,100	638
Electricity Generating	43,101	99
Glow Energy	383,300	376
Kasikornbank(A)	1,523,433	3,884
Krung Thai Bank	5,262,440	1,426
PTT	150,644	1,181
PTT Exploration & Production	224,619	971
PTT NVDR	39,900	313
Ratchaburi Electricity Generating Holding	35,600	40
Siam Cement (A)	389,454	2,589
Siam Commercial Bank	1,908,688	4,781
Thai Airways International*	315,680	211
Thai Union Frozen Products	613,100	473
Thanachart Capital	362,000	189
Total Access Communication	502,600	608
Total Access Communication NVDR	20,100	26

		24,249

Turkey — 2.6%
Akenerji Elektrik Uretim	11,347	106
Anadolu Efes Biracilik Ve Malt Sanayii	80,993	883
Cimsa Cimento Sanayi VE Tica	239,742	1,056
Eczacibasi Ilac Sanayi	175,000	187
Ford Otomotiv Sanayi	147,528	923
Haci Omer Sabanci Holding	219,555	849
Hurriyet Gazetecilik*	274,740	248
KOC Holding*	152,000	399

Description	Shares	Market Value ($ Thousands)
Petrol Ofisi*	51,450	$251
Tekfen Holding*	228,463	658
Tupras Turkiye Petrol Rafine	235,733	3,902
Turk Hava Yollari	1,039,413	2,699
Turk Sise ve Cam Fabrikalari	1,022,232	1,087
Turkcell Iletisim Hizmet ADR	27,970	500
Turkcell Iletisim Hizmet	420,298	2,997
Turkiye Garanti Bankasi	591,897	2,230
Turkiye Halk Bankasi	127,691	756
Turkiye Is Bankasi, Cl C	469,416	1,832
Turkiye Sinai Kalkinma Bankasi*	1,192,188	1,179
Turkiye Vakiflar Bankasi Tao, Cl D	314,240	719

		23,461

United Arab Emirates — 0.0%
DP World	30,000	16

United Kingdom — 0.3%
Anglo American	81,211	2,578
JKX Oil & Gas	79,730	354

		2,932

Total Common Stock (Cost $668,139) ($ Thousands)		794,818

PREFERRED STOCK — 8.1%
Brazil — 8.1%
Banco Bradesco	89,700	1,780
Banco Daycoval	25,700	124
Brasil Telecom	29,046	254
Brasil Telecom Participacoes	89,418	946
Braskem	224,600	1,412
Centrais Eletricas Brasileiras	112,246	1,566
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Cl Preference	24,484	687
Cia de Bebidas das Americas	24,000	1,967
Cia de Bebidas das Americas ADR	16,093	1,324
Cia de Tecidos do Norte de Minas - Coteminas	175,532	580
Cia Energetica de Minas Gerais	135,901	2,044
Cia Paranaense de Energia	113,353	1,985
Construtora Sultepa	600	2
Eletropaulo Metropolitana Eletricidade de Sao Paulo	110,640	2,266
Gerdau	53,100	711
Investimentos Itau	917,435	5,520
Itau Unibanco Holding	263,562	5,296
Marcopolo	245,400	828
Metalurgica Gerdau, Cl A	61,599	1,029
NET Servicos de Comunicacao*	244,800	2,828
Petroleo Brasileiro	596,442	11,680
Petroleo Brasileiro Sponsored ADR, Cl A	351,510	13,818
Randon Participacoes	117,200	872
Telecomunicacoes de Sao Paulo	67,166	1,689
Telemar Norte Leste	20,927	687
Tim Participacoes	525,600	1,289
Ultrapar Participacoes	17,900	715
Universo Online	20,000	94
Vale, Cl A	322,331	6,625

SEI Institutional International Trust / Annual Holdings / September 30, 2009	6

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

September 30, 2009

Description	Shares/Face Amount (Thousands) (1)	Market Value ($ Thousands)
Vale ADR, Cl B	183,376	$3,761

Total Preferred Stock (Cost $49,611) ($ Thousands)		74,379

DEBENTURE BOND — 0.0%
Brazil — 0.0%
Vale, Ser 1997
0.000%, 09/30/49*	8	—

Total Debenture Bond (Cost $0) ($ Thousands)		—

	Number Of Warrants
EQUITY-LINKED WARRANTS — 0.1%
Russia — 0.1%
Sberbank, Expires 02/28/18 *	112,700	232
Sberbank, Expires 02/23/10 *	270,000	537

		769

United Arab Emirates —0.0%
Air Arabia, Expires 08/13/10 *	769,900	239
Dana Gas PJSC, Expires 12/06/10 *	1,001,800	325

		564

Total Equity-Linked Warrants (Cost $590) ($ Thousands)		1,333

EXCHANGE TRADED FUND — 0.7%
United States — 0.7%
iShares MSCI Emerging Markets Index Fund	165,068	6,423

Total Exchange Traded Fund (Cost $6,467) ($ Thousands)		6,423

CASH EQUIVALENT — 0.4%
United States — 0.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.110%†**	3,454,719	3,455

Total Cash Equivalent (Cost $3,455) ($ Thousands)		3,455

AFFILIATED PARTNERSHIP — 3.9%
United States — 3.9%
SEI Liquidity Fund, L.P., 0.400%†**(G)	36,294,960	35,307

Total Affiliated Partnership (Cost $36,295) ($ Thousands)		$35,307

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
TIME DEPOSITS — 1.1%
United States — 1.1%
Brown Brothers Harriman
5.950%, 10/01/09	ZAR	3,094	408
0.125%, 10/01/09	EUR	76	111
0.088%, 10/01/09	GBP	6	10
0.030%, 10/01/09		9,451	9,451
0.010%, 10/01/09	HKD	4,162	537
0.005%, 10/01/09	SGD	2	2

Total Time Deposits (Cost $10,519) ($ Thousands)			10,519

Total Investments — 101.0% (Cost $775,076) ($ Thousands)			$926,234

Percentages are based on a Net Assets of $916,780
($ Thousands).

*	Non-income producing security
**	Rate shown is the 7-day effective yield as of September 30, 2009.
(1)	In U.S. dollars unless otherwise indicated.
†	Affiliated security
(A)	This security or a partial position of this security is on loan at September 30, 2009. The total market value of securities on loan at September 30, 2009 was $34,645 ($ Thousands) (See Note 9).
(B)	Securities considered illiquid. The total market value of such securities as of September 30, 2009 was $1,838 ($ Thousands) and represented 0.2% of Net Assets.
(C)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2009 was $7 ($ Thousands) and represented 0.0%of Net Assets.
(D)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(E)	Real Estate Investments Trust
(F)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(G)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2009 was $35,307 ($ Thousands).

ABS — Asset-Based Security

ADR — American Depositary Receipt

BDR — Brazilian Depositary Receipt

Cl — Class

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depositary Receipt

Ser — Series

SGD — Singapore Dollar

USD — U.S. Dollar

ZAR — South African Rand

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional International Trust / Annual Holdings / September 30, 2009

SCHEDULE OF INVESTMENTS

International Fixed Income Fund

September 30, 2009

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
GLOBAL BONDS — 73.2%
Australia — 1.6%
Australia & New Zealand Banking Group MTN
5.125%, 09/10/19		200	$294
Australia Government Bond
3.000%, 09/20/25		640	563
Commonwealth Bank of Australia MTN
5.875%, 07/29/11		273	425
5.500%, 08/06/19		650	984
0.920%, 03/17/15(A)		100	142
Fairfax Med
5.250%, 06/15/12		250	354
Macquarie Bank MTN
5.500%, 09/19/16(A)	GBP	336	453
New South Wales Treasury
6.000%, 04/01/19		300	265
5.250%, 05/01/13		980	860
QBE Insurance Group MTN
6.125%, 09/28/15		250	408
Queensland Treasury
6.000%, 09/14/17		1,630	1,452
Rio Tinto Finance USA
5.875%, 07/15/13		795	857
St. George Bank MTN
1.038%, 03/11/15(A)(B)		500	695
Westpac Banking MTN
4.250%, 09/22/16		350	513
4.250%, 01/25/12		300	455

			8,720

Austria — 0.1%
Telekom Finanzmanagement MTN
5.000%, 07/22/13		401	616

Belgium — 1.6%
Dexia Funding
4.892%, 11/30/49(A)		336	245
Fortis Bank
4.625%, 10/24/49(A)		200	212
Inbev
8.625%, 01/30/17		200	362
Kingdom of Belgium, Ser 31
5.500%, 03/28/28		2,872	4,871
Kingdom of Belgium, Ser 48
4.000%, 03/28/22		2,100	3,089

			8,779

Brazil — 0.5%
Federal Republic of Brazil
12.500%, 01/05/16		3,080	1,899
10.250%, 01/10/28		1,010	551
Vale Overseas
6.875%, 11/21/36		301	312

			2,762

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
Canada — 3.8%
Bell Canada MTN
5.000%, 02/15/17	270	$257
Canadian Natural Resources
5.150%, 02/01/13	175	186
Canadian Pacific Railway
6.500%, 05/15/18	99	108
Export Development Canada MTN
2.375%, 03/19/12	800	817
Government of Canada
5.000%, 06/01/14	1,000	1,035
5.000%, 06/01/37	4,200	4,679
4.250%, 06/01/18	1,525	1,538
3.750%, 06/01/19	630	608
3.750%, 06/01/12	4,960	4,863
Province of Ontario Canada
4.750%, 06/02/13	1,430	1,439
4.200%, 03/08/18	1,950	1,885
4.100%, 06/16/14	550	581
Province of Quebec Canada
5.250%, 10/01/13	1,274	1,307
Royal Bank of Canada MTN
4.625%, 01/22/18	252	385
Teck Resources
9.750%, 05/15/14(C)	95	105
Xstrata Finance Canada MTN
5.250%, 06/13/17	200	281
YPG Holdings MTN
5.250%, 02/15/16	665	567

		20,641

Chile — 0.1%
Nacional del Cobre de Chile - CODELCO
6.150%, 10/24/36(C)	640	662

Colombia — 0.1%
Ecopetrol
7.625%, 07/23/19	237	260

Denmark — 1.7%
Carlsgerg Breweries
7.250%, 11/28/16	150	266
Danica Pension
4.350%, 10/29/49(A)	755	964
Danske Bank MTN
4.875%, 06/11/13	150	235
Dong Energy MTN
4.875%, 05/07/14	100	153
Kingdom of Denmark MTN
4.000%, 11/15/12	20,391	4,198
4.000%, 11/15/17	4,450	912
3.125%, 03/17/14	500	748
Nykredit
4.858%, 10/01/38(A)	9,039	1,693

		9,169

1	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
France — 5.6%
Areva
4.875%, 09/23/24	150	$222
3.875%, 09/23/16	100	147
AXA MTN
5.777%, 07/29/49(A)	1,100	1,362
BNP Paribas
8.667%, 09/29/49(A)	100	152
BNP Paribas Home Loan Covered Bonds MTN
4.750%, 05/28/13	100	158
BNP Paribas Public Sector SCF MTN
3.625%, 06/16/14	100	150
BPCE MTN
6.117%, 10/29/49(A)	100	104
Caisse Refinancement de l’Habitat
4.250%, 10/25/14	332	512
Cie de Saint-Gobain MTN
6.000%, 05/20/13	50	78
CIE Financement Foncier
4.625%, 09/23/17(B)	515	802
Compagnie de Financement Foncier
4.500%, 01/09/13	290	450
3.750%, 01/24/17	189	280
Compagnie De St Gobain MTN
1.268%, 04/11/12(A)	350	489
Credit Agricole
4.130%, 11/29/49(A)	150	178
Credit Agricole Covered Bonds MTN
3.500%, 07/21/14	450	674
Credit Logement
4.604%, 03/29/49(A)(B)	350	414
1.373%, 12/15/49(A)(B)	150	157
Dexia Credit Local
2.375%, 09/23/11(C)	500	507
EDF MTN
6.875%, 12/12/22	300	561
6.125%, 06/02/34	100	182
Government of France
4.750%, 04/25/35	2,465	3,970
4.250%, 04/25/19	4,670	7,260
3.750%, 10/25/19	100	149
3.750%, 04/25/21	2,300	3,379
3.500%, 04/25/15	535	813
HSBC France MTN
4.875%, 01/15/14	250	390
Lafarge MTN
8.750%, 05/30/17	250	444
7.625%, 05/27/14	200	324
6.150%, 07/15/11	800	833
Natixis MTN
1.177%, 01/26/17(A)	300	381
Societe Financement de l’Economie Francaise
3.375%, 05/05/14(C)	905	929
2.125%, 01/30/12(C)	955	968

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
Societe Generale MTN
0.984%, 06/07/17(A)		200	$268
Societe Generale Societe de Credit Fonciere MTN
4.000%, 07/07/16		650	984
TPSA Eurofinance France MTN
6.000%, 05/22/14		150	238
Veolia Environnement
6.125%, 10/29/37	GBP	200	343
5.250%, 06/03/13		585	613

			29,865

Germany — 9.1%
Bayer MTN
5.625%, 05/23/18	GBP	150	250
5.000%, 07/29/05(A)		218	296
Bayerische Landesbank MTN
4.500%, 02/07/19(A)		350	423
Bundesrepublik Deutschland, Ser 02
5.000%, 01/04/12		500	788
Bundesrepublik Deutschland, Ser 03
4.750%, 07/04/34		2,460	3,991
4.250%, 01/04/14		1,425	2,249
Bundesrepublik Deutschland, Ser 06
3.750%, 01/04/17		3,600	5,554
Bundesrepublik Deutschland, Ser 07
4.250%, 07/04/39		3,740	5,764
4.000%, 01/04/18		1,260	1,963
Bundesrepublik Deutschland, Ser 08
4.750%, 07/04/40		6,255	10,421
Bundesrepublik Deutschland, Ser 09
3.500%, 07/04/19		4,331	6,476
Bundesschatzanweisungen, Ser 1
1.250%, 09/16/11		3,300	4,822
Commerzbank MTN
5.625%, 11/29/17(A)		150	208
4.125%, 09/13/16(A)		400	532
Deutsche Bank
4.875%, 05/20/13		381	406
Deutsche Boerse
7.500%, 06/13/38(A)		250	361
Dexia Kommunalbank Deutschland MTN
3.500%, 06/05/14		390	588
KFW
4.700%, 06/02/37	CAD	2,080	1,788
3.875%, 01/21/19		325	487
3.500%, 03/10/14(D)		1,675	1,743

			49,110

Greece — 0.5%
Hellenic Republic 30 Year Government Bond
4.600%, 09/20/40		2,000	2,657

SEI Institutional International Trust / Annual Holdings / September 30, 2009	2

SCHEDULE OF INVESTMENTS

International Fixed Income Fund

September 30, 2009

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
Hungary — 0.3%
Government of Hungary
6.750%, 02/24/17		175,000	$890
6.750%, 11/24/17		175,000	885

			1,775

Ireland — 0.8%
Allied Irish Banks
12.500%, 06/25/19		97	160
5.250%, 03/10/25(A)		220	229
Ardagh Glass Finance
7.125%, 06/15/17		125	164
Ardagh Glass Group PIK
10.750%, 03/01/15		325	389
Bank of Ireland MTN
4.625%, 04/08/13		169	246
Bord Gais Eireann MTN
5.750%, 06/16/14		250	389
Depfa ACS Bank MTN
4.250%, 12/15/09(B)		210	308
GE Capital European Funding MTN
4.375%, 03/30/11		400	600
TransCapit (Transneft) Registered
7.700%, 08/07/13		1,124	1,187
UT2 Funding
5.321%, 06/30/16(B)		390	373

			4,045

Italy — 3.8%
Assicurazioni Generali MTN
5.125%, 09/16/24		350	513
Banca Italease MTN
1.099%, 02/02/10(A)		150	216
Banco Popolare Scarl MTN
1.233%, 02/08/17(A)		550	688
Buoni Poliennali Del Tesoro
5.750%, 02/01/33		4,170	6,914
Enel Finance International MTN
5.750%, 09/14/40		300	480
5.000%, 09/14/22		250	366
Intesa Sanpaolo MTN
6.375%, 11/12/17(A)	GBP	300	493
6.375%, 04/06/10		2,150	3,203
5.000%, 09/23/19		400	587
Italy Buoni Poliennali Del Tesoro
4.250%, 03/01/20		195	289
3.500%, 06/01/14		2,900	4,354
Telecom Italia MTN
8.250%, 03/21/16		250	437
6.750%, 03/21/13		150	240
Unicredito Italiano MTN
4.500%, 09/22/19		1,300	1,916

			20,696

Japan — 13.5%
Aiful
6.000%, 12/12/11(C)		534	214
East Japan Railway MTN
4.750%, 12/08/31	GBP	350	544

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
Fukoku Mutual Life Insurance
4.500%, 09/28/25(A)	EUR	500	$477
Government of Japan 10 Year Bond, Ser 284
1.700%, 12/20/16		568,400	6,714
Government of Japan 10 Year Bond, Ser 288
1.700%, 09/20/17		1,729,950	20,386
Government of Japan 10 Year Bond, Ser 296
1.500%, 09/20/18		427,000	4,914
Government of Japan 10 Year Bond, Ser 301
1.500%, 06/20/19		235,300	2,685
Government of Japan 15 Year Bond, Ser 35
0.410%, 07/20/20(A)		170,500	1,811
Government of Japan 20 Year Bond, Ser 109
1.900%, 03/20/29		256,000	2,799
Government of Japan 20 Year Bond, Ser 48
2.500%, 12/21/20		289,450	3,570
Government of Japan 20 Year Bond, Ser 99
2.100%, 12/20/27		1,075,900	12,241
Government of Japan CPI Linked Bond, Ser 13
1.300%, 09/10/17		111,712	1,170
Government of Japan CPI Linked Bond, Ser 15
1.400%, 03/10/18		92,647	974
Government of Japan CPI Linked Bond, Ser 5
0.800%, 09/10/15		499,982	5,208
Japan Finance for Municipal Enterprises
2.000%, 05/09/16		540,000	6,363
Sumitomo Mitsui Banking
6.164%, 09/16/24(A)		400	513
4.375%, 10/27/14(A)	EUR	830	1,210
4.375%, 10/15/15(A)	EUR	460	572

			72,365

Jersey — 0.1%
WPP MTN
6.625%, 05/12/16		225	340

Mexico — 0.1%
Mexican Bonos, Ser MI10
9.000%, 12/20/12		10,000	789

Netherlands — 5.5%
ABN Amro Bank MTN
3.750%, 07/15/14		750	1,129
Adecco International Financial Services
4.500%, 04/25/13		500	743
Aegon
4.750%, 06/01/13		250	251

3	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
Allianz Finance II
6.125%, 05/31/22(A)		1,000	$1,512
4.750%, 07/22/19		150	226
ArcelorMittal
5.375%, 06/01/13(C)		800	818
ASML Holding
5.750%, 06/13/17		400	558
Bayer MTN
4.625%, 09/26/14		375	579
BMW Finance MTN
5.000%, 08/06/18		133	200
Boats Investments MTN
11.000%, 03/31/17		310	313
CRH Finance MTN
7.375%, 05/28/14		430	696
Deutsche Telekom International Finance BV MTN
6.500%, 04/08/22		680	1,164
E.ON International Finance MTN
6.750%, 01/27/39		200	386
Enbw International Finance MTN
6.125%, 07/07/39		100	160
Eureko MTN
7.375%, 06/16/14		340	549
5.125%, 06/24/15(A)		650	637
Generali Finance
5.479%, 02/28/49(A)		450	572
Government of Netherlands
7.500%, 01/15/23		2,228	4,497
4.500%, 07/15/17		1,500	2,379
4.000%, 07/15/16		1,700	2,628
Heineken
7.250%, 03/10/15		335	586
ING Bank MTN
4.750%, 05/27/19		800	1,249
ING Verzekeringen
6.250%, 06/21/21(A)		1,310	1,652
KBC Internationale Financieringsmaatschappij MTN
4.500%, 09/17/14		350	512
Koninklijke KPN MTN
7.500%, 02/04/19		150	263
5.750%, 09/17/29		350	557
Linde Finance
7.375%, 07/14/66(A)		300	448
Philips Electronics
5.750%, 03/11/18		395	425
Rabobank Nederland MTN
5.875%, 05/20/19		300	481
4.125%, 04/04/12		1,250	1,918
1.046%, 07/28/15(A)		250	358
RWE Finance BV MTN
6.625%, 01/31/19		150	258
Siemens Financieringsmat
6.125%, 09/14/66(A)	GBP	275	418
Volkswagen
5.625%, 02/09/12		250	387

			29,509

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
New Zealand — 0.1%
ANZ National International
6.200%, 07/19/13		450	$492

Norway — 0.6%
DnB Bank MTN
4.500%, 05/29/14		200	306
Eksportfinans MTN
4.375%, 09/20/10	EUR	625	939
Kommunalbanken MTN
2.875%, 06/22/12		1,250	1,275
MPU Offshore Lift
11.285%, 12/22/11(B)(E)		1,500	5
Norske Skogindustrier
7.000%, 06/26/17		275	253
Petrolia Drilling
12.000%, 06/20/12(B)		1,000	86
Sevan Drilling
7.410%, 12/07/12(A)		2,000	286

			3,150

Peru — 0.2%
Republic of Peru
9.875%, 02/06/15		625	793
8.375%, 05/03/16		255	310

			1,103

Poland — 0.3%
Republic of Poland
6.375%, 07/15/19		730	820
5.500%, 10/25/19		2,535	832

			1,652

Portugal — 0.1%
Banco Comercial Portugues
3.750%, 10/08/16		500	734

Russia — 0.6%
Gazprom
9.625%, 03/01/13		470	524
6.580%, 10/31/13	GBP	150	239
6.212%, 11/22/16(C)		230	222
RSHB Capital for Russian Agricultural Bank
7.750%, 05/29/18(C)		1,095	1,126
7.750%, 05/29/18		617	636
Steel Capital (Severstal)
9.750%, 07/29/13(B)(C)		540	541

			3,288

Singapore — 0.0%
Flextronics International
6.500%, 05/15/13		140	137

SEI Institutional International Trust / Annual Holdings / September 30, 2009	4

SCHEDULE OF INVESTMENTS

International Fixed Income Fund

September 30, 2009

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
South Africa — 0.1%
Foodcorp Registered
8.875%, 06/15/12	EUR	330	$449

Spain — 1.0%
Banco Santander
3.875%, 05/27/14		400	607
Government of Spain
4.600%, 07/30/19		935	1,458
3.800%, 01/31/17		955	1,437
Mapfre
5.921%, 07/24/37(A)		500	616
Santander Issuances MTN
1.302%, 07/25/17(A)		250	341
Santander Issuances, Ser 24
7.300%, 07/27/19(A)		200	341
Telefonica Emisiones SAU MTN
5.431%, 02/03/14		200	314

			5,114

Supra-National — 3.6%
European Investment Bank MTN
6.000%, 08/14/13	AUD	700	624
3.500%, 04/15/16		2,525	3,761
1.400%, 06/20/17	JPY	1,138,000	12,907
Inter-American Development Bank
9.750%, 05/15/15		750	1,577
WT Finance
3.625%, 06/27/12	EUR	450	632

			19,501

Sweden — 1.2%
Kingdom of Sweden, Ser 1046
5.500%, 10/08/12		9,550	1,501
Kingdom of Sweden, Ser 1049
4.500%, 08/12/15		21,900	3,389
Stadshypotek MTN
3.750%, 12/12/13		150	226
Svenska Handelsbanken
5.500%, 05/26/16		350	586
1.169%, 10/19/17(A)	EUR	500	657
Volvo Treasury
5.950%, 04/01/15		145	145

			6,504

Switzerland — 0.9%
Credit Suisse MTN
4.750%, 08/05/19		400	594
UBS MTN
6.625%, 04/11/18	GBP	150	263
6.250%, 09/03/13	EUR	200	317
5.875%, 12/20/17		800	819
5.625%, 05/19/14		700	1,088
3.000%, 10/06/14		200	292
1.023%, 11/17/15(A)	EUR	784	1,054
Weatherford International
9.625%, 03/01/19		275	344

			4,771

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
United Arab Emirates — 0.1%
National Bank of Abu Dhabi MTN
5.875%, 02/27/12	GBP	365	$605

United Kingdom — 7.9%
3I Group
1.003%, 06/08/12		350	424
Abbey National Treasury Services MTN
4.250%, 04/12/21		1,350	1,923
Anglian Water Services Financing MTN
5.250%, 10/30/15		280	466
4.625%, 10/07/13		1,450	2,204
Anglian Water Services Financing, Ser A5 MTN
6.293%, 07/30/30		500	870
Bank of Scotland MTN
4.750%, 06/08/22		1,275	1,818
Barclays Bank MTN
14.000%, 06/15/19(A)		100	206
10.000%, 05/21/21		304	620
6.750%, 01/16/23(A)		350	564
5.000%, 09/22/16		330	334
4.500%, 03/04/19(A)		125	172
BAT International Finance MTN
5.875%, 03/12/15		200	319
BG Energy Capital
3.375%, 07/15/13		200	295
British Telecommunications MTN
6.500%, 07/07/15		400	627
5.750%, 12/07/28		111	152
Centrica MTN
7.000%, 09/19/33		300	572
Chester Asset Receivables, Ser A
6.125%, 10/15/10	EUR	2,160	3,156
Enterprise Inns
6.500%, 12/06/18		140	179
ENW Finance MTN
6.125%, 07/21/21		350	581
GlaxoSmithKline Capital MTN
3.875%, 07/06/15		500	748
Group 4 Securicor
7.750%, 05/13/19		100	181
Hammerson
5.250%, 12/15/16(F)		280	416
HBOS MTN
5.125%, 10/29/49(A)(B)	EUR	386	322
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/19(C)		25	25
HSBC Holdings MTN
6.500%, 05/20/24		250	455
Imperial Tobacco Finance MTN
8.375%, 02/17/16		700	1,201
7.250%, 09/15/14		150	244
Ineo’s Group Holdings
7.875%, 02/15/16	EUR	111	79
Legal & General Group MTN
4.000%, 06/08/25(A)		200	240

5	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
Lloyds TSB Bank MTN
13.000%, 01/29/49(A)	100	$160
6.375%, 04/15/14	725	1,230
6.350%, 10/29/49(A)	181	180
6.250%, 04/15/14	150	238
4.385%, 05/29/49(A)(B)	200	172
Marks & Spencer MTN
5.625%, 03/24/14	268	439
Motability Operations Group MTN
5.250%, 09/28/16	250	403
National Westminster Bank
6.500%, 09/07/21	220	314
Nationwide Building Society MTN
3.375%, 08/17/15(A)	580	794
3.125%, 01/26/10	352	515
Network Rail Infrastructure Finance MTN
4.875%, 11/27/15	950	1,639
Northern Rock
5.625%, 01/13/15(A)(B)	50	26
5.625%, 06/22/17(C)	1,750	1,657
Northumbrian Water Finance
6.000%, 10/11/17	500	873
Old Mutual MTN
4.500%, 01/18/17(A)(B)	250	300
Prudential MTN
6.125%, 12/19/31	120	170
Rexam MTN
4.375%, 03/15/13	600	870
Rolls-Royce
6.750%, 04/30/19	100	177
Royal Bank of Scotland MTN
6.934%, 04/09/18	300	435
5.750%, 05/21/14	250	389
Scottish & Southern Energy MTN
6.250%, 08/27/38	150	265
5.750%, 02/05/14	245	415
Scottish Widows
5.125%, 09/24/49(A)	100	93
Society of Lloyds
6.875%, 11/17/25	250	402
Southern Gas Networks, Ser A1 MTN
1.194%, 10/21/10(A)(B)	300	428
SOV Housing Capital
5.705%, 09/10/39	250	409
Standard Chartered Bank MTN
5.875%, 09/26/17	700	1,058
Tesco
6.052%, 10/13/39	350	573
5.125%, 02/24/15	200	313
Thames Water Utilities Cayman Finance MTN
6.125%, 02/04/13	200	313

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
United Kingdom Treasury
4.750%, 12/07/38		665	$1,183
4.750%, 09/07/15		910	1,611
4.500%, 03/07/19		195	334
4.500%, 12/07/42		335	575
4.250%, 12/07/49		85	141
4.250%, 09/07/39		325	532
4.000%, 09/07/16		350	594
2.250%, 03/07/14		355	560
Vodafone Group MTN
6.250%, 01/15/16		150	245
5.900%, 11/26/32		276	464
4.625%, 09/08/14		100	163
W&DB Issuer, Ser B1
5.641%, 07/15/35(A)(B)		60	68
Yorkshire Power Finance
7.250%, 08/04/28		408	736
Yorkshire Water Services Bradford Finance
6.375%, 08/19/39		100	177
Zurich Finance MTN
6.625%, 10/30/49(A)		260	372

			42,398

United States — 7.7%
AES
7.750%, 10/15/15		55	55
Alcoa
5.375%, 01/15/13		314	322
Altria Group
9.250%, 08/06/19		325	397
American Express Credit MTN
5.375%, 10/01/14		250	401
American Honda Finance
6.250%, 07/16/13		250	398
American International Group, Ser A3
4.875%, 03/15/67(A)	EUR	400	260
AT&T
5.875%, 04/28/17		200	343
5.600%, 05/15/18		415	436
BA Covered Bond Issuer MTN
4.125%, 04/05/12	EUR	3,100	4,622
Bank of America MTN
6.125%, 09/15/21		350	568
5.650%, 05/01/18		350	346
4.750%, 05/06/19(A)		250	323
BNP Paribas Capital Trust III
6.625%, 12/29/49(A)		1,000	1,389
Cablevision Systems, Ser B
8.000%, 04/15/12		235	245
Case New Holland
7.125%, 03/01/14		80	78
CBS
7.700%, 07/30/10		440	457
CIT Group MTN
5.125%, 09/30/14	GBP	75	48

SEI Institutional International Trust / Annual Holdings / September 30, 2009	6

SCHEDULE OF INVESTMENTS

International Fixed Income Fund

September 30, 2009

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
Citigroup
5.500%, 04/11/13		995	$1,018
4.750%, 02/10/19(A)	EUR	1,000	1,198
4.625%, 08/03/10		400	409
4.250%, 02/25/30(A)		450	454
Citigroup Funding
2.250%, 12/10/12		550	557
Commerzbank Capital Funding Trust I
5.012%, 03/29/49(A)	EUR	200	158
Computer Sciences
5.500%, 03/15/13(C)		605	639
ConocoPhillips
5.750%, 02/01/19		400	436
Countrywide Financial MTN
5.800%, 06/07/12		507	535
Countrywide Home Loan, Ser L MTN
4.000%, 03/22/11		9	9
Dell
5.625%, 04/15/14		245	271
Dow Chemical
8.550%, 05/15/19		288	324
Duke Energy
6.300%, 02/01/14		375	415
Dynegy Holdings
8.375%, 05/01/16		230	215
Electronic Data Systems, Ser B
6.500%, 08/01/13		474	529
Fisher Scientific International
6.125%, 07/01/15		71	74
General Electric Capital
5.625%, 05/01/18		580	578
Genworth Financial
1.600%, 06/20/11	JPY	89,000	879
Glencore Finance Europe MTN
7.125%, 04/23/15		300	448
6.500%, 02/27/19	GBP	400	596
Goldman Sachs Group
4.750%, 01/28/14		396	593
4.250%, 08/04/10		200	296
1.193%, 02/04/13(A)	EUR	450	625
Goodyear
9.000%, 07/01/15		155	161
Hertz
8.875%, 01/01/14		221	223
HSBC Finance MTN
7.000%, 03/27/12		285	487
HVB Funding Trust VIII
7.055%, 03/29/49(A)		1,600	1,848
Ingersoll-Rand Global Holding
9.500%, 04/15/14		213	252
International Paper
7.950%, 06/15/18		260	282
JPMorgan Chase Bank
4.625%, 05/31/17(A)	EUR	250	368
Key Bank
1.053%, 02/09/12		220	240
0.979%, 11/21/11		50	59
Kraft Foods
6.125%, 08/23/18		735	780
5.750%, 03/20/12		200	310

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
Merrill Lynch MTN
6.750%, 05/21/13		150	$236
4.625%, 10/02/13	EUR	261	383
Morgan Stanley MTN
6.000%, 04/28/15		630	667
3.750%, 03/01/13		1,000	1,448
Oracle
5.750%, 04/15/18		752	829
Owens Corning
6.500%, 12/01/16		670	654
Pemex Project Funding Master Trust
5.500%, 02/24/25		300	372
Pfizer
5.750%, 06/03/21		150	245
3.625%, 06/03/13		150	226
1.800%, 02/22/16	JPY	70,000	744
Philip Morris International
4.875%, 05/16/13		345	367
Pregis
5.996%, 04/15/13		50	69
Qwest
7.625%, 06/15/15		560	567
Qwest Communications International
7.500%, 02/15/14		335	331
Reynolds American
7.625%, 06/01/16		377	403
7.300%, 07/15/15		195	203
7.250%, 06/01/12		572	614
SES
4.875%, 07/09/14		150	228
SLM MTN
0.973%, 12/15/10(A)	EUR	300	395
Tesoro
6.500%, 06/01/17		280	253
Toyota Motor Credit Corp
5.250%, 02/03/12		250	389
Tyco International Group
6.000%, 11/15/13		331	355
United Health Group
6.000%, 02/15/18		135	142
US Bank
4.375%, 02/28/17		900	1,223
Verizon Communications
5.250%, 04/15/13		315	341
Wal-Mart Stores
4.875%, 01/19/39	GBP	238	366
Wellpoint
5.875%, 06/15/17		20	21
Western Union
5.930%, 10/01/16		888	962
Windstream
8.625%, 08/01/16		220	225
WM Covered Bond Program MTN
4.375%, 05/19/14		100	148
3.875%, 09/27/11		250	372
Wyndham Worldwide
6.000%, 12/01/16		242	218

7	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
Zurich Finance USA MTN
6.500%, 10/14/15	250	$415

		41,365

Total Global Bonds (Cost $368,805) ($ Thousands)		394,023

MORTGAGE-BACKED SECURITIES — 4.6%
Non-Agency Mortgage-Backed Obligation — 4.6%
Arkle Master Issuer, Ser 2006-1X, Cl 5M1
1.143%, 02/17/52 (B)	150	162
Arran Residential Mortgages Funding, Ser 2006-1X, Cl BC
1.158%, 04/12/56 (A)(B)	432	418
Banc of America Commercial Mortgage, Ser 2007-5, Cl A4
5.492%, 02/10/51	1,200	978
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-6, Cl 3A
5.431%, 09/25/34 (A)	404	376
Beluga Master Issuer, Ser 2006-1, Cl A2
1.051%, 04/28/99 (A)	2,200	2,951
Canary Wharf Finance, Ser II, Cl C2
1.487%, 10/22/37 (A)(B)	200	96
Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.888%, 06/10/17 (A)	1,140	992
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.299%, 05/01/38 (A)	405	365
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A4
5.110%, 05/25/35 (A)	2,003	1,658
Commercial Mortgage Asset Trust, Ser 1999-C1, Cl A3
6.640%, 01/17/32	330	331
Credit Suisse First Boston Mortgage Securities, Ser 2003- CKS4, Cl A1
4.485%, 11/15/36	1,277	1,302
Credit Suisse Mortgage Capital Certificates, Ser 2006-C3, Cl A3
6.020%, 06/15/38 (A)	1,250	1,060
Credit Suisse Mortgage Capital Certificates, Ser 2006-C5, Cl A3
5.311%, 12/15/39	1,215	986
Eddystone Finance, Ser 2006-1, Cl B
1.328%, 04/19/21 (A)(B)	100	107
Eddystone Finance, Ser 2006-1, Cl C
1.528%, 04/19/21 (A)(B)	100	98
Gracechurch Mortgage Financing, Ser 2006-1, Cl C3
1.129%, 11/20/56 (A)(B)	250	277

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
Gracechurch Mortgage Financing, Ser 2007-1X, Cl 3A2
0.959%, 11/20/56 (A)	2,000	$2,836
Gracechurch Mortgage Financing, Ser 2007-1X, Cl 2D2
1.259%, 11/20/56 (A)(B)	400	519
Granite Master Issuer, Ser 2006-2, Cl A5
0.551%, 12/20/54 (A)(B)	729	917
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 4A1
5.134%, 01/25/35 (A)	559	483
Holmes Master Issuer, Ser 2007- 1, Cl 3C2
1.416%, 07/15/40 (A)(B)	150	192
Immeo Residential Finance, Ser 2, Cl A
0.933%, 12/15/16 (A)	470	481
JLOC, Ser 37X, Cl B1
0.826%, 01/15/15 (A)(B)(G)	13,362	127
JP Morgan Chase Commercial Mortgage Securities, Ser 2006- CB17, Cl A4
5.429%, 12/12/43	840	777
JP Morgan Chase Commercial Mortgage Securities, Ser 2007- CB18, Cl A4
5.440%, 06/12/47	880	756
JP Morgan Mortgage Trust, Ser 2004-A5, Cl 3A1
5.309%, 12/25/34 (A)	487	468
Keybank, Ser 2000-C1, Cl A2
7.727%, 05/17/32 (A)	1,124	1,135
Leek Finance, Ser 15X, Cl BA
0.913%, 03/21/37 (A)(B)	100	43
London and Regional Debt Securitisation, Ser 1, Cl A
1.202%, 10/15/14 (A)(B)	150	191
Permanent Financing, Ser 7, Cl 3B
0.908%, 06/10/42 (A)(B)	850	1,154
Salomon Brothers Mortgage Securities, Ser 2000-C1, Cl A2
7.520%, 12/18/32 (A)	630	631
Skyline, Ser 2007-1, Cl D
1.754%, 07/22/43 (A)(B)	200	127
Storm, Ser 2006-1, Cl A2
1.054%, 04/22/48 (A)	1,268	1,764
Talisman Finance, Ser 7, Cl H
3.246%, 04/22/17 (A)(B)	487	107

		24,865

Total Mortgage-Backed Securities (Cost $27,861) ($ Thousands)		24,865

SEI Institutional International Trust / Annual Holdings / September 30, 2009	8

SCHEDULE OF INVESTMENTS

International Fixed Income Fund

September 30, 2009

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 3.8%
United States — 3.8%
AES
7.750%, 03/01/14	110	$111
American Express
7.250%, 05/20/14	375	421
AT&T
6.500%, 09/01/37	650	698
AutoNation
2.284%, 04/15/13(A)(C)	44	41
Autozone
5.750%, 01/15/15	650	692
Bear Stearns MTN
6.950%, 08/10/12	363	404
Caterpillar Financial Services MTN
6.200%, 09/30/13	810	897
Cellco Partners/Verizon Wireless
3.750%, 05/20/11(C)	650	671
Countrywide Financial
6.250%, 05/15/16	132	132
DirecTV Holdings
5.875%, 10/01/19(C)	550	547
Dominion Resources
6.400%, 06/15/18	400	448
Embarq
7.082%, 06/01/16	1,283	1,394
Federated Retail Holding
5.350%, 03/15/12	505	492
Fisher Scientific International
6.750%, 08/15/14	107	111
Freeport-McMoRan Copper & Gold
8.250%, 04/01/15	300	319
General Mills
5.250%, 08/15/13	300	326
Humana
7.200%, 06/15/18	280	283
6.450%, 06/01/16	40	40
6.300%, 08/01/18	50	48
ILFC E-Capital Trust I
5.900%, 12/21/65(A)(C)	150	76
Liberty Mutual Group
7.800%, 03/15/37(C)	315	239
Limited Brands
5.250%, 11/01/14	585	543
Lincoln National
8.750%, 07/01/19	128	148
Masco
6.125%, 10/03/16	500	474
McGraw-Hill
5.900%, 11/15/17	325	333
McKesson
5.250%, 03/01/13	615	650
Merrill Lynch
6.050%, 05/16/16	200	200
Mirant Americas Generation
8.500%, 10/01/21(C)	399	347
Mohawk Industries
6.875%, 01/15/16	500	498

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
Motorola
7.500%, 05/15/25	85	$77
6.500%, 09/01/25	531	449
Nisource Finance
6.800%, 01/15/19	710	727
NRG Energy
7.375%, 02/01/16	225	218
Principal Financial Group
7.875%, 05/15/14	290	320
Progress Energy
6.050%, 03/15/14	160	175
RRI Energy
7.875%, 06/15/17	225	220
7.625%, 06/15/14	175	172
Sara Lee
6.250%, 09/15/11	448	484
SLM MTN
5.050%, 11/14/14	1,000	735
Starwood Hotels & Resorts Worldwide
7.375%, 11/15/15	644	634
Time Warner Cable
9.125%, 01/15/13	720	836
7.500%, 04/01/14	385	442
Union Bank MTN
5.950%, 05/11/16	392	390
Union Carbide
7.750%, 10/01/96	535	401
United States Steel
6.050%, 06/01/17	615	574
Valero Energy
9.375%, 03/15/19	345	402
Wachovia MTN
5.500%, 05/01/13	415	444
5.350%, 03/15/11	150	156
Wachovia Capital Trust III
5.800%, 03/15/11(A)	385	266
Wellpoint
7.000%, 02/15/19	90	102
Whirlpool MTN
8.600%, 05/01/14	148	166
Williams
7.875%, 09/01/21	110	119
Xerox
7.625%, 06/15/13	210	216

		20,308

Total Corporate Obligations (Cost $20,168) ($ Thousands)		20,308

ASSET-BACKED SECURITIES — 2.8%
Automotive — 0.8%
Auto Compartiment, Ser 2006-1, Cl B
1.177%, 07/25/17(A)	500	559
Auto Compartiment, Ser 2007-1, Cl A
0.959%, 02/25/19(A)	1,000	1,384
Ford Credit Auto Owner Trust, Ser 2006-C, Cl A3
5.160%, 11/15/10	324	325
FTA Santander Auto, Ser 1, Cl A
0.908%, 11/25/21(A)	450	647

9	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
Hyundai Auto Receivables Trust, Ser 2009-A, Cl A2
1.110%, 02/15/12		1,020	$1,020
Santander Consumer Finance, Ser 2007-1, Cl A
0.916%, 09/20/22 (B)		324	458

			4,393

Credit Card — 0.5%
Citibank Credit Card Issuance Trust, Ser A4, Cl A4
5.375%, 04/11/11	EUR	1,900	2,727

Mortgage Related Securities — 0.3%
Countrywide Asset-Backed Certificates, Ser 2007-2, Cl 2A1
0.296%, 08/25/37 (A)		1,164	1,057
Soundview Home Equity Loan Trust, Ser 2007-NS1, Cl A1
0.366%, 01/25/37 (A)		822	703

			1,760

Other Asset-Backed Securities — 1.2%
Amstel Corporate Loan Offering, Ser 2007-1, Cl A2
0.929%, 03/25/17 (A)(B)		917	938
COMIT, Ser 1, Cl C
1.041%, 06/29/13 (A)(B)		79	57
Lambda Finance, Ser 2005-1X, Cl A2
1.113%, 11/15/29 (A)(B)		844	1,135
Mermaid Secured Finance, Ser 2007-1, Cl C
1.408%, 01/30/40 (A)(B)		100	135
Mermaid Secured Finance, Ser 2007-1, Cl D
1.208%, 01/30/40 (A)(B)		100	138
Prime Bricks, Ser 2007-1, Cl C
1.408%, 01/30/40 (A)(B)		100	135
Prime Bricks, Ser 2007-1, Cl B
1.208%, 01/30/40 (A)(B)		350	482
SLM Student Loan Trust, Ser 2004-2, Cl A5
1.107%, 01/25/24 (A)		1,000	1,269
SLM Student Loan Trust, Ser 2008-5, Cl A3
1.804%, 01/25/18		900	922
SLM Student Loan Trust, Ser 2008-5, Cl A4
2.204%, 07/25/23		200	207
1.604%, 10/25/16		800	813

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
Whinstone Capital Management, Ser 1X, Cl B1
6.596%, 10/25/45 (A)(B)		140	$35

			6,266

Total Asset-Backed Securities (Cost $15,256) ($ Thousands)			15,146

U.S. TREASURY OBLIGATIONS — 2.5%
U.S. Treasury Bonds
4.250%, 05/15/39		960	993
3.500%, 02/15/39		75	68
U.S. Treasury Notes
4.500%, 11/15/15		1,100	1,213
2.750%, 02/15/19		660	630
2.625%, 07/31/14		700	711
2.000%, 11/30/13		4,300	4,307
1.375%, 04/15/12		2,500	2,511
United States Treasury Inflation Index Note
3.000%, 07/15/12		2,575	3,279

Total U.S. Treasury Obligations (Cost $13,623) ($ Thousands)			13,712

U.S. GOVERNMENT AGENCY OBLIGATION — 0.2%
FHLB
1.750%, 08/22/12		875	878

Total U.S. Government Agency Obligation (Cost $872) ($ Thousands)			878

MUNICIPAL BONDS — 0.2%
Metropolitan Transportation Authority, RB
7.336%, 11/15/39		305	377
State of California, GO
5.250%, 04/01/14		825	857

			1,234

Total Municipal Bonds (Cost $1,175) ($ Thousands)			1,234

TIME DEPOSITS — 13.1%
United States — 13.1%
Brown Brothers Harriman
5.950%, 10/01/09	ZAR	45	6
2.174%, 10/01/09	AUD	79	70
1.500%, 10/01/09	NZD	10	7
0.382%, 10/01/09	NOK	5	1
0.125%, 10/01/09	EUR	125	183
0.088%, 10/01/09	GBP	383	613
0.060%, 10/01/09	CAD	1,272	1,185
0.030%, 10/01/09		67,494	67,495

SEI Institutional International Trust / Annual Holdings / September 30, 2009	10

SCHEDULE OF INVESTMENTS

International Fixed Income Fund

September 30, 2009

Description	Face Amount (Thousands) (1)/Shares		Market Value ($ Thousands)
0.010%, 10/01/09	HKD	2	$—
0.010%, 10/01/09	JPY	52,493	586
1.500%, 10/01/09	SEK	998	143
0.005%, 10/01/09	SGD	1	—

Total Time Deposits (Cost $70,289) ($ Thousands)			70,289

AFFILIATED PARTNERSHIP — 0.3%
United States — 0.3%
SEI Liquidity Fund, L.P., 0.400%†*(H)		1,712,483	1,704

Total Affiliated Partnership (Cost $1,712) ($ Thousands)			1,704

Total Investments — 100.7% (Cost $519,761) ($ Thousands)			$542,159

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2009, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/1/09	USD	5,088	CHF	5,281	$2
10/1/09-11/9/09	USD	23,957	GBP	14,920	(95)
10/1/09-12/4/09	CHF	34,081	USD	32,175	(690)
10/2/09	USD	3,675	DKK	18,764	9
10/6/09	USD	733	MXP	9,904	—
10/6/09	USD	1,414	SEK	9,887	—
10/6/09-10/28/09	USD	9,518	CAD	10,237	21
10/6/09-11/5/09	JPY	10,117,167	USD	109,296	(3,736)
10/6/09-11/5/09	MXP	19,808	USD	1,474	11
10/6/09-11/5/09	NOK	3,278	USD	555	(10)
10/6/09-11/9/09	GBP	39,063	USD	63,496	1,032
10/6/09-11/27/09	CAD	63,846	USD	58,622	(882)
10/6/09-11/27/09	USD	120,548	EUR	82,496	34
10/6/09-11/27/09	USD	31,237	JPY	2,813,453	190
10/6/09-11/27/09	USD	33,576	NOK	203,357	1,429
10/6/09-12/2/09	SEK	44,384	USD	6,339	(12)
10/6/09-12/16/09	EUR	246,360	USD	357,608	(2,450)
10/13/09	USD	4,233	AUD	5,051	220
10/19/09	JPY	147,033	KRW	1,988,696	47
10/22/09-10/28/09	DKK	31,475	USD	6,104	(75)
10/27/09	PLN	2,522	USD	876	7
10/28/09	AUD	4,349	USD	3,599	(230)
11/4/09	GBP	512	EUR	580	29
11/17/09	HUF	145,058	USD	767	(12)
11/24/09	HUF	158,903	PLN	2,425	(19)
11/25/09	EUR	1,121	PLN	4,658	(37)
11/27/09	SEK	77,404	EUR	7,580	—

					$(5,217)

11	SEI Institutional International Trust / Annual Holdings / September 30, 2009

A summary of the open futures contracts held by the Fund at September 30, 2009, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
30-Day FED Fund	(1)	Oct-2009	$—
Australian 10-Year Bond	5	Dec-2009	0
Australian 3-Year Bond	178	Dec-2009	(80)
Canadian 10-Year Bond	39	Dec-2009	58
Euro-Bobl	132	Dec-2009	115
Euro-Bund	27	Dec-2009	11
Euro-Schatz	36	Dec-2009	34
Japanese 10-Year Bond	1	Dec-2009	8
Long Gilt 10-Year Bond	36	Dec-2009	42
U.S. 10-Year Treasury Note	(208)	Dec-2009	(346)
U.S. 2-Year Treasury Note	(136)	Dec-2009	(140)
U.S. 5-Year Treasury Note	(130)	Dec-2009	(182)
U.S. Long Treasury Bond	(54)	Dec-2009	(117)

			$(597)

For the year ended September 30, 2009, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derviative type during the period.

A summary of outstanding swap agreements held by the Fund at September 30, 2009, is as follows:

Credit Default Swaps

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount (Thousands)		Net Unrealized Appreciation (Depreciation) ($Thousands)
Deutsche Bank	Wolters Kluwer NV, 5.125% 01/27/14	BUY	(0.90)	03/20/14	EUR	1,400	$(40)
HSBC	Autozone Inc., 5.500% 11/15/15	BUY	(1.00)	03/20/15		650	3
JPMorgan Chase Bank	iTraxx Europe Crossover Series 9 Version 3	SELL	6.50	06/20/13	EUR	(4,800)	153
Morgan Stanley	Prudential Financial 4.500% 07/15/13	SELL	5.00	09/20/14		(350)	45
Morgan Stanley	Spanish Government, 5.500% 07/30/17	BUY	(1.00)	09/20/14	USD	4,100	(16)

							$145

Interest Rate Swaps

Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)		Net Unrealized Appreciation (Depreciation) ($Thousands)
Citigroup	3.79%	6-Month GBP LIBOR	05/19/19	GBP	2,500,000	$(7)
Deutsche Bank	6-Month EURIBOR	4.17%	03/28/13	EUR	7,000,000	868
Deutsche Bank	4.31%	6-Month EURIBOR	04/07/10	EUR	6,500,000	(282)
JPMorgan Chase Bank	6-Month JPY LIBOR	2.22%	03/26/27	JPY	750,000,000	384
JPMorgan Chase Bank	6-Month EURIBOR	4.38%	01/07/13	EUR	5,400,000	760
JPMorgan Chase Bank	4.20%	6-Month EURIBOR	03/30/12	EUR	3,000,000	(338)
JPMorgan Chase Bank	6-Month JPY LIBOR	1.29%	03/26/12	JPY	1,300,000,000	246
JPMorgan Chase Bank	3.91%	6-Month EURIBOR	03/13/10	EUR	6,500,000	(327)

						$1,304

SEI Institutional International Trust / Annual Holdings / September 30, 2009	12

SCHEDULE OF INVESTMENTS

International Fixed Income Fund

September 30, 2009

Percentages are based on a Net Assets of $538,159 ($ Thousands).
*	Rate shown is the 7-day effective yield as of September 30, 2009.
†	Affiliated security
(1)	In local currency unless otherwise indicated.
(A)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2009.
(B)	Securities considered illiquid. The total market value of such securities as of September 30, 2009 was $12,744 ($ Thousands) and represented 2.4% of Net Assets.
(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D)	This security or a partial position of this security is on loan at September 30, 2009. The total market value of securities on loan at September 30, 2009 was $1,666 ($ Thousands) (See Note 9).
(E)	Security in default on interest payments.
(F)	Real Estate Investments Trust
(G)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2009 was $127 ($ Thousands) and represented 0.0% of Net Assets.
(H)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2009 was $1,704 ($ Thousands).

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CPI — Consumer Price Index

DKK — Danish Krone

EURIBOR — Euro London Interbank Offered Rate (check manually)

EUR — Euro

FHLB — Federal Home Loan Bank

GBP — British Pound Sterling

HKD — Hong Kong Dollar

HUF — Hungarian Forint

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

MTN — Medium Term Note

MXP — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLN — Polish Zloty

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

USD — U.S. Dollar

ZAR — South African Rand

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

13	SEI Institutional International Trust / Annual Holdings / September 30, 2009

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

September 30, 2009

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
GLOBAL BONDS — 91.4%
Argentina — 5.9%
Alto Parana
6.375%, 06/09/17(A)(B)		440	$449
Province of Buenos Aires
9.625%, 04/18/28(A)		695	375
9.625%, 04/18/28(A)(B)		1,605	867
9.375%, 09/14/18(A)		470	269
3.000%, 05/15/35(A)(C)		1,200	360
Province of Medoza
5.500%, 09/04/18(A)		370	233
Provincia Del Neuquen
8.656%, 10/18/14(A)(B)		195	196
Republic of Argentina
12.000%, 09/19/16(D)		1,000	230
11.750%, 05/20/11(D)		2,554	608
10.139%, 12/15/35(E)(F)		3,655	226
10.000%, 01/03/07(D) ITL		3,000,000	713
9.750%, 09/19/27(D)		2,150	688
9.250%, 07/20/04(D)		1,375	623
9.000%, 05/26/49(D)		2,650	1,147
9.000%, 05/24/49(D)		1,400	653
9.000%, 07/01/11(D)		1,125	512
8.750%, 02/04/49(D)		1,375	610
8.500%, 07/30/10(D)		2,000	833
8.500%, 07/01/49(D)		775	351
8.280%, 12/31/33		6,278	4,238
8.125%, 04/21/49(D)		4,200	1,820
8.000%, 02/25/32(D)		864	391
8.000%, 02/26/08(D)		1,000	464
7.820%, 12/31/33		734	601
7.625%, 03/31/05(D)		1,120	370
7.625%, 08/11/07(D)	ITL	2,325,000	522
7.000%, 03/18/49(D)	ITL	1,475,000	340
7.000%, 09/12/13		1,200	930
7.000%, 10/03/15		20,140	14,493
2.500%, 03/31/19(C)		12,990	4,352
2.280%, 12/15/35(E)		7,705	512
0.943%, 08/03/12(E)		21,115	6,429
0.000%, 07/13/49(D)	ITL	3,245,000	717
Transportadora Gas Norte
7.500%, 12/31/12(A)(B)(C)(D)		260	88
7.500%, 12/31/12(A)(C)(D)		130	44
7.500%, 12/31/12(D)		420	143
6.500%, 12/31/12(A)(C)(D)		72	25
6.500%, 12/31/12(A)(B)(C)(D)		30	10
6.500%, 12/31/12(A)(C)(D)		81	28

			46,460

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
Bahrain — 0.1%
CBB International Sukuk
6.247%, 06/17/14		400	$432

Belize — 0.0%
Government of Belize
4.250%, 02/20/29(A)		400	220

Bosnia and Herzegovina — 0.1%
Republic of Bosnia & Herzegovina
0.000%, 12/11/17(A)(F)	DEM	2,300	1,092

Brazil — 9.1%
Banco Bradesco
6.750%, 09/29/19(B)		585	603
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/19(B)		2,325	2,470
Banco Safra MTN
10.875%, 04/03/17(A)(B)	BRL	919	483
Federal Republic of Brazil
12.250%, 03/06/30		175	304
11.000%, 08/17/40		12,957	17,427
10.125%, 05/15/27		4,735	7,008
8.875%, 04/15/24		2,470	3,273
8.750%, 02/04/25		2,735	3,610
8.500%, 09/24/12		460	768
8.250%, 01/20/34		5,290	6,975
8.000%, 01/15/18		4,212	4,878
7.875%, 03/07/15		690	814
7.125%, 01/20/37		5,335	6,362
6.000%, 01/17/17		1,100	1,190
5.875%, 01/15/19		1,100	1,182
Nota Do Tesouro Nacional
10.000%, 01/01/17		25,476	12,881
Petrobras
7.875%, 03/15/19		1,055	1,217
Voto-Votorantim
6.625%, 09/25/19(B)		490	488

			71,933

Chile — 0.2%
Empresa Nacional del Petroleo
6.250%, 07/08/19(B)		900	961
Nacional del Cobre de Chile
7.500%, 01/15/19		600	725

			1,686

Colombia — 4.5%
Bogota Distrio Capital
9.750%, 07/26/28(B)	COP	9,241,000	4,371
Ecopetrol
7.625%, 07/23/19		500	547

1	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
Republic of Colombia
11.750%, 02/25/20		2,345	$3,412
10.375%, 01/28/33		450	657
9.850%, 06/28/27	COP	302,000	166
8.125%, 05/21/24		3,150	3,780
7.375%, 03/18/19		5,545	6,341
7.375%, 09/18/37		10,225	11,554
7.375%, 01/27/17		4,410	5,054

			35,882

Croatia — 0.2%
Zagrebacki Holding
5.500%, 07/10/17		1,100	1,252

Czech Republic — 0.1%
Central European Media Enterprises
11.625%, 09/15/16(B)		450	676

Dominican Republic — 0.1%
Republic of Dominican Republic
9.040%, 01/23/18		71	75
8.625%, 04/20/27		480	456

			531

Ecuador — 0.1%
Republic of Ecuador Registered
9.375%, 12/15/15		1,100	957

El Salvador — 0.9%
Republic of El Salvador
8.250%, 04/10/32		455	482
7.750%, 01/24/23		595	637
7.650%, 06/15/35		5,811	5,811

			6,930

Gabon — 0.2%
Republic of Gabon
8.200%, 12/12/17(B)		1,747	1,826

Georgia — 0.5%
BG Finance for JSC Bank of Georgia
9.000%, 02/08/12		1,850	1,748
Republic of Georgia
7.500%, 04/15/13		2,400	2,364

			4,112

Ghana — 0.2%
Republic of Ghana
8.500%, 10/04/17(B)		720	720
8.500%, 10/04/17		950	955

			1,675

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
India — 0.5%
Vedanta Resources
9.500%, 07/18/18(B)		3,885	$3,827

Indonesia — 6.7%
JPMorgan Chase Bank MTN
12.800%, 06/17/21(E)	IDR	26,200,000	3,202
Majapahit Holding
8.000%, 08/07/19(B)		1,320	1,409
7.875%, 06/29/37(A)(B)		355	351
7.750%, 10/17/16(A)		180	189
7.750%, 10/17/16		1,100	1,157
7.250%, 10/17/11		650	674
Republic of Indonesia
11.625%, 03/04/19		1,400	1,949
11.625%, 03/04/19(B)		4,585	6,453
10.375%, 05/04/14		300	364
10.375%, 05/04/14(B)		200	243
8.500%, 10/12/35		3,550	4,278
7.750%, 01/17/38		19,391	21,427
7.500%, 01/15/16		2,100	2,316
7.250%, 04/20/15		1,480	1,618
6.875%, 01/17/18		2,330	2,505
6.875%, 03/09/17		370	395
6.750%, 03/10/14		700	746
6.750%, 03/10/14(B)		1,300	1,401
6.625%, 02/17/37		2,350	2,293
6.625%, 02/17/37(B)		300	295

			53,265

Iraq — 1.1%
Republic of Iraq
5.800%, 01/15/28		11,550	8,662

Ivory Coast — 0.0%
Republic of Ivory Coast
4.000%, 03/30/18(D)		4,300	374

Jamaica — 0.1%
Digicel Group
8.875%, 01/15/15(B)		550	511

Kazakhstan — 2.9%
CenterCredit International
8.625%, 01/30/14		1,250	1,100
Citigroup Global Markets for JSC Kazkommertsbank
7.375%, 04/07/14(E)		1,300	910
HSBK Europe
9.250%, 10/16/13		675	661
7.750%, 05/13/13		150	142
7.250%, 05/03/17		460	384

SEI Institutional International Trust / Annual Holdings / September 30, 2009	2

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

September 30, 2009

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
Kazkommerts International
8.500%, 04/16/13		550	$465
8.000%, 11/03/15		1,550	1,255
7.875%, 04/07/14		400	326
7.500%, 11/29/16(A)		1,700	1,318
6.875%, 02/13/17		450	503
KazMunaiGaz Finance Sub
11.750%, 01/23/15(B)		3,130	3,701
9.125%, 07/02/18(B)		4,505	4,888
9.125%, 07/02/18		3,550	3,834
8.375%, 07/02/13		2,735	2,896
Tengizchevroil Finance
6.124%, 11/15/14		393	388

			22,771

Lebanon — 0.0%
Republic of Lebanon MTN
8.250%, 04/12/21		250	266

Malaysia — 2.7%
Government of Malaysia
4.378%, 11/29/19		10,580	3,097
Petroliam Nasional
7.750%, 08/15/15		705	833
7.625%, 10/15/26		395	471
Petronas Capital
7.875%, 05/22/22		6,255	7,649
7.875%, 05/22/22(B)		400	492
7.875%, 05/22/22		1,000	1,223
5.250%, 08/12/19		7,250	7,319

			21,084

Mexico — 8.0%
EUR Capital
6.277%, 05/09/49(E)		1,350	1,460
Grupo Senda
10.500%, 10/03/15		2,015	1,617
Mexican Bonos
7.500%, 06/03/27	MXP	23,150	1,569
Mexican Bonos, Ser M10
7.750%, 12/14/17	MXP	39,035	2,873
NII Capital
10.000%, 08/15/16		3,700	3,737
Oceanografia
11.250%, 07/15/15		1,029	555
Pemex Project Funding Master Trust
6.625%, 06/15/35		450	435
5.750%, 03/01/18		1,505	1,488
United Mexican States
8.300%, 08/15/31		10,185	13,037
8.125%, 12/30/19(G)		2,415	2,943
7.500%, 04/08/33		3,665	4,352
6.625%, 03/03/15		2,600	2,870
6.050%, 01/11/40		8,084	8,064
5.950%, 03/19/19		5,608	5,888
5.875%, 02/17/14		450	482
5.625%, 01/15/17		5,284	5,485

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
United Mexican States, Ser A MTN
6.750%, 09/27/34	5,583	$6,141

		62,996

Nigeria — 0.2%
GTB Finance
8.500%, 01/29/12	800	764
UBS
0.000%, 09/04/17(A)(B)(E)	750	649

		1,413

Oman — 0.1%
Blue City Investments
13.750%, 11/07/13(A)	2,250	900
4.264%, 11/07/13(E)	250	124

		1,024

Pakistan — 0.6%
Republic of Pakistan
7.125%, 03/31/16	2,850	2,505
6.875%, 06/01/17	2,840	2,428

		4,933

Panama — 2.3%
Republic of Panama
9.375%, 04/01/29	5,932	8,097
9.375%, 01/16/23	560	717
8.875%, 09/30/27	450	594
8.125%, 04/28/34	720	879
7.250%, 03/15/15	4,865	5,558
6.700%, 01/26/36	1,860	2,055

		17,900

Peru — 3.0%
Interoceanica IV Finance
3.930%, 11/30/25(A)(B)(F)(F)	952	365
3.930%, 11/30/18(A)(B)(F)(F)	450	270
Peru Enhanced Pass-Through Finance
6.637%, 06/02/25(B)(F)(F)	320	123
3.999%, 05/31/18(F)(F)	233	177
3.987%, 05/31/18(A)(B)(F)(F)	1,398	1,063
Republic of Peru
8.750%, 11/21/33	1,155	1,542
8.375%, 05/03/16	1,650	2,009
7.350%, 07/21/25	8,045	9,393
7.125%, 03/30/19	2,625	3,028
6.550%, 03/14/37	5,555	6,027

		23,997

3	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
Philippines — 5.7%
National Power
9.625%, 05/15/28(A)	1,400	$1,645
Power Sector
7.250%, 05/27/19	810	863
Republic of Philippines
10.625%, 03/16/25	3,435	4,822
9.500%, 02/02/30	3,670	4,872
9.375%, 01/18/17	200	247
8.875%, 03/17/15	450	541
8.375%, 06/17/19	2,645	3,220
8.250%, 01/15/14	600	691
8.000%, 01/15/16	4,200	4,851
7.750%, 01/14/31	6,323	7,185
7.500%, 09/25/24	14,006	15,792

		44,729

Poland — 1.6%
Republic of Poland
6.375%, 07/15/19	11,565	12,992

Qatar — 0.2%
Government of Qatar
9.750%, 06/15/30	425	608
Qtel International Finance MTN
7.875%, 06/10/19	700	800
6.500%, 06/10/14(B)	500	546

		1,954

Russia — 10.7%
Alfa Diversified Payment Rights Finance MTN
2.199%, 12/15/11(B)(E)	252	214
Alfa Invest MTN
9.250%, 06/24/13(A)(B)	750	731
Bank of Moscow
7.500%, 11/25/15(A)(E)	1,200	1,149
Gaz Capital MTN
9.625%, 03/01/13	1,200	1,338
8.625%, 04/28/34	920	1,005
6.510%, 03/07/22	215	198
6.212%, 11/22/16	600	576
RSHB Capital
9.000%, 06/11/14(B)	1,100	1,205
7.750%, 05/29/18	650	670
7.175%, 05/16/13	100	103
6.299%, 05/15/17	300	287
Russian Federation Registered
12.750%, 06/24/28	5,010	8,342
7.500%, 03/31/30(C)	51,092	55,466
Teorema
11.000%, 10/27/09	3,400	170
Transneft
8.700%, 08/07/18(B)	775	846
7.700%, 08/07/13(B)	150	159

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
Vimpel Communications
9.125%, 04/30/18(A)(B)	1,155	$1,208
9.125%, 04/30/18	350	368
8.375%, 04/30/13(B)	900	936
8.250%, 05/23/16	570	573
VTB Capital
6.875%, 05/29/18	5,900	5,826
6.609%, 10/31/12(B)	3,200	3,200

		84,570

Singapore — 0.2%
Sea Product
4.700%, 02/14/12(A)	2,200	1,430

South Africa — 1.5%
Edcon Proprietary
4.023%, 06/15/14(E)	1,800	1,881
PE Paper
12.000%, 08/01/14	700	752
Republic of South Africa
8.500%, 06/23/17	860	1,041
6.875%, 05/27/19	2,130	2,375
6.500%, 06/02/14	2,945	3,225
5.875%, 05/30/22	2,400	2,460

		11,734

South Korea — 1.3%
Export-Import Bank of Korea
8.125%, 01/21/14	3,820	4,376
5.875%, 01/14/15	995	1,049
Korea Development Bank
8.000%, 01/23/14	2,115	2,417
Korea Power
6.250%, 06/17/14	750	798
POSCO
8.750%, 03/26/14(B)	240	277
Republic of Korea
7.125%, 04/16/19	900	1,055

		9,972

Supra-National — 0.1%
Andina de Fomento
8.125%, 06/04/19	485	563
Central American Bank for Economic Integration
5.375%, 09/24/14(B)	300	299
Eurasian Development Bank MTN
7.375%, 09/29/14(B)	275	283

		1,145

Thailand — 0.1%
True Move
10.750%, 12/16/13(A)(B)	1,250	1,181

SEI Institutional International Trust / Annual Holdings / September 30, 2009	4

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

September 30, 2009

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)
Trinidad & Tobago — 0.4%
Petroleum of Trinidad & Tobago
6.000%, 05/08/22(A)	1,955	$1,799
6.000%, 05/08/22(B)	800	736
Petrotrin
9.750%, 08/14/19	490	555

		3,090

Tunisia — 0.2%
Banque Centrale de Tunisie
8.250%, 09/19/27	800	938
7.375%, 04/25/12	865	951

		1,889

Turkey — 5.8%
Globus Capital Finance
8.500%, 03/05/12	500	415
Republic of Turkey
11.875%, 01/15/30	450	726
9.500%, 01/15/14	750	880
8.000%, 02/14/34	2,200	2,500
7.635%, 02/02/11(F)	3,900	2,354
7.500%, 11/07/19	2,190	2,414
7.500%, 07/14/17	1,350	1,488
7.375%, 02/05/25	3,820	4,119
7.250%, 03/05/38	5,530	5,751
7.250%, 03/15/15	9,460	10,311
7.000%, 09/26/16	1,500	1,614
7.000%, 06/05/20	200	213
7.000%, 03/11/19	1,800	1,922
6.875%, 03/17/36	6,220	6,220
6.750%, 04/03/18	4,750	5,006

		45,933

Ukraine — 2.1%
Credit Suisse First Boston International (Export/Import - Ukraine)
8.000%, 11/06/15(A)	750	499
6.800%, 10/04/12(A)	600	507
Credit Suisse International for JSC Bank for Social Development Ukrsotsbank
8.000%, 02/22/10	1,600	1,568
Government of Ukraine
7.650%, 06/11/13	4,330	3,908
6.875%, 03/04/11(B)	4,475	4,151
6.580%, 11/21/16(B)	2,390	1,864
6.580%, 11/21/16	500	390
JSC Commercial Bank
8.000%, 02/06/12	2,000	1,500
MHP
10.250%, 11/30/11	1,250	1,141
Naftogaz
8.130%, 09/30/09	700	612
Springvale Holdings
9.181%, 09/07/09(A)(D)(E)	1,000	150

		16,290

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
United Arab Emirates — 2.3%
Dolphin Energy
5.888%, 06/15/19(B)		350	$354
Dubai Holding Commercial Operations MTN
4.750%, 01/30/14		1,400	1,739
Emirate of Abu Dhabi
6.750%, 04/08/19(B)		970	1,083
Jafz Sukuk
4.169%, 11/27/12(E)	AED	31,500	7,676
MDC-GMTN
7.625%, 05/06/19		500	568
Nakheel Development
3.173%, 12/14/09		5,800	5,916
2.750%, 01/16/11		950	779

			18,115

Uruguay — 2.9%
Republic of Uruguay PIK
7.875%, 01/15/33		2,863	3,104
Republic of Uruguay
9.250%, 05/17/17		3,475	4,187
8.000%, 11/18/22		10,870	12,175
7.625%, 03/21/36		2,600	2,743
6.875%, 09/28/25		601	616

			22,825

Venezuela — 5.6%
Government of Venezuela
13.625%, 08/15/18		600	618
9.375%, 01/13/34		3,330	2,564
9.250%, 09/15/27		1,070	861
9.250%, 05/07/28		6,330	4,795
9.000%, 05/07/23		5,770	4,385
8.500%, 10/08/14		916	815
7.650%, 04/21/25		12,125	8,033
7.000%, 03/31/38		100	60
6.000%, 12/09/20		2,020	1,237
5.750%, 02/26/16		2,000	1,470
1.505%, 04/20/11(E)		17,006	15,221
Petroleos De Venezuela
5.375%, 04/12/27		3,555	1,698
5.250%, 04/12/17		3,585	2,196

			43,953

Vietnam — 0.2%
Republic of Vietnam
6.875%, 01/15/16		1,615	1,703

Yemen — 0.1%
Pemberley MTN
11.500%, 02/19/14(A)(B)		1,250	725
0.000%, 02/25/20(A)(B)(E)		1,250	—

			725

Total Global Bonds (Cost $663,185) ($ Thousands)			722,917

5	SEI Institutional International Trust / Annual Holdings / September 30, 2009

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
LOAN PARTICIPATIONS — 3.7%
Angola — 0.2%
Republic of Angola
3.472%, 04/30/16	EUR	1,300	$1,463

Georgia — 0.0%
Ashmore Cayman
0.000%, 04/16/14 (F)		221	119

Indonesia — 0.7%
Indonesia Standby Loan 94 (Counterparty: Deutsche Bank)
1.250%, 12/31/49		2,457	2,211
Star Energy
19.000%, 01/13/10		3,200	3,200

			5,411

Mexico — 0.3%
Altos Hornos Promissory Note # 5
0.000%, 04/29/99 (A)(D)		2,500	362
Altos Hornos Promissory Note # 6
0.000%, 04/29/99 (A)(D)		2,500	363
Altos Hornos Promissory Note (Counterparty: Deustche Bank)
0.000%, 12/31/49 (A)(D)		4,500	653
Altos Hornos Tranche A (Counterparty: Bank of America)
0.000%, 04/11/04 (A)(D)		6,540	948

			2,326

Nigeria — 0.3%
Oando
13.900%, 03/02/10 (A)		229,710	1,324
13.900%, 02/23/10 (A)		229,710	1,324

			2,648

Russia — 0.3%
Snegri
10.500%, 04/21/10 (A)		2,550	2,040

Singapore — 1.5%
Connect International PIK
0.000%, 01/01/10 (A)(D)		9,501	8,354
Morton Bay
6.243%, 12/30/09 (A)		3,193	3,193

			11,547

Description	Face Amount (Thousands) (1) /Shares		Market Value ($ Thousands)
Turkey — 0.4%
Cukurova, Ser B
9.170%, 05/01/12 (A)		4,109	$3,287

Total Loan Participations (Cost $34,333) ($ Thousands)			28,841

COMMON STOCK — 0.6%
GVT Holding *(A)		199,627	4,547

Total Common Stock (Cost $981) ($ Thousands)			4,547

CONVERTIBLE BONDS — 0.4%
Firstsource CV to 42,549.14
5.962%, 12/04/12 (F)(F)		1,800	1,676
Suzlon Energy
1.835%, 06/12/12 (F)		1,404	1,415

Total Convertible Bonds (Cost $2,826) ($ Thousands)			3,091

	Number Of Warrants
WARRANTS — 0.0%
Russia — 0.0%
Teorema Holding A, Expires 10/27/11 (A)*		226	—
Teorema Holding B, Expires 10/27/11 (A)*		452	—

Total Warrants (Cost $77) ($ Thousands)			—

DEPOSIT WITH COUNTERPARTY AS COLLATERAL FOR SWAP CONTRACTS(H) — 0.9%
United States — 0.9%
Deposits with Credit Suisse First Boston as Collateral for Swap Contracts Outstanding		750	750
Deposits with Credit Suisse First Boston as Collateral for Swap Contracts Outstanding		3,600	3,600
Deposits with Merrill Lynch as Collateral for Swap Contracts Outstanding		1,136	1,136
Deposits with Merrill Lynch as Collateral for Swap Contracts Outstanding	IDR	288,900	1,928

			7,414

Total Deposit with Counterparty as Collateral for Swap Contracts (Cost $7,934) ($ Thousands)			7,414

SEI Institutional International Trust / Annual Holdings / September 30, 2009	6

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

September 30, 2009

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.2%
United States — 0.2%
SEI Liquidity Fund, L.P.,
0.400%**(I)		2,060,348	$1,806

Total Affiliated Partnership (Cost $2,060) ($ Thousands)			1,806

TIME DEPOSITS — 2.4%
United States — 2.4%
Brown Brothers Harriman
0.125%, 10/01/09	EUR	99	144
0.030%, 10/01/09		18,603	18,603

Total Time Deposits (Cost $18,747) ($ Thousands)			18,747

Total Investments — 99.6% (Cost $730,143) ($ Thousands)			$787,363

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2009, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/2/09	BRL	22,602	USD	12,348	$(339)
10/2/09-11/4/09	USD	19,354	BRL	35,896	758
10/9/09	USD	3,036	KRW	3,782,350	176
10/9/09-11/23/09	USD	4,183	TRY	6,238	3
10/21/09	MXP	14,792	USD	1,090	(2)
10/21/09	USD	1,130	MXP	14,792	(38)
10/26/09-10/28/09	EUR	14,544	USD	21,391	134

					$692

A summary of the open futures contracts held by the Fund at September 30, 2009, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
U.S. Long Treasury Bond	7	Dec-2009	$20
U.S. Long Treasury Note	20	Dec-2009	34

			$54

For the year ended September 30, 2009, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

7	SEI Institutional International Trust / Annual Holdings / September 30, 2009

A summary of outstanding swap agreements held by the fund at September 31, 2009, is as follows:

Total Return Swaps

Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)		Net Unrealized Depreciation ($Thousands)
Merrill Lynch	Solar Gardens Ltd Term Loan Credit Facility	Cash Deposit Of Notional Amount	Price Return	12/30/09	NGN	288,900	$(263)
Merrill Lynch	Zaporozh Term Loan, 9.784% 12/31/17	Cash Deposit Of Notional Amount	Price Return	12/31/17		1,136	(475)

							$(738)

Credit Default Swaps

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
Credit Suisse	Naftogaz Ukrainy, 8.125% 09/30/09	SELL	5.20	12/20/11	(750)	$(147)
Credit Suisse	Naftogaz Ukrainy, 8.125% 09/30/09	SELL	5.75	12/20/09	(3,600)	(439)
Credit Suisse	Republic of Kazakhstan	SELL	14.25	02/20/10	(550)	37

						$(549)

Percentages are based on a Net Assets of $790,597 ($ Thousands).
*	Non-income producing security
**	Rate shown is the 7-day effective yield as of September 30, 2009.
(1)	In U.S. dollars unless otherwise indicated.
(A)	Securities considered illiquid. The total market value of such securities as of September 30, 2009 was $47,263 ($ Thousands) and represented 6.0% of Net Assets.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on September 30, 2009. The coupon on a step bond changes on a specified date. (D) Security in default on interest payments.
(E)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2009.
(F)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(G)	This security or a partial position of this security is on loan at September 30, 2009. The total market value of securities on loan at September 30, 2009 was $1,975 ($ Thousands) (See Note 9).
(H)	Cash on loan to swap counterparty as collateral for outstanding swap contracts.
(I)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of September 30, 2009 was $1,806 ($ Thousands).

AED — United Arab Emirates Dirham

BRL — Brazilian Real

COP — Colombian Peso

CV — Convertible Security

DEM — German Mark

EURIBOR — Euro London Interbank Offered Rate

EUR — Euro

IDR — Indonesian Rupiah

ITL — Italian Lira

KRW — Korean Won

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

MTN — Medium Term Note

MXP — Mexican Peso

NGN — Nigerian Naira

PIK — Payment-in-Kind

Ser — Series

TRY — New Turkish Lira

USD — U.S. Dollar

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Holdings / September 30, 2009	8

Item 6.	Auditor Opinion

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

SEI Institutional International Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of SEI Institutional International Trust, comprising the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (collectively, the “Funds”), as of and for the year or period ended September 30, 2009, and have issued our report thereon dated November 30, 2009 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Funds’ schedules of investments in securities (the “Schedules”) as of September 30, 2009 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

Philadelphia, Pennsylvania

November 30, 2009

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing nominating committee (the “Committee”) currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s board of trustees (the “Board”). Pursuant to the Committee’s charter, adopted on June 18, 2004 and as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Institutional International Trust

By (Signature and Title)	/s/ ROBERT A. NESHER.
Robert A. Nesher
President & CEO

Date: November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ ROBERT A. NESHER.
Robert A. Nesher
President & CEO
Date: November 30, 2009

By (Signature and Title)	/s/ STEPHEN F. PANNER.
Stephen F. Panner,
Controller & CFO

Date: November 30, 2009